UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08134

Eaton Vance Municipals Trust II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 31

Date of Fiscal Year End

January 31, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

High Yield Municipal Income Fund

Annual Report

January 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2022

Eaton Vance

High Yield Municipal Income Fund

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period began on February 1, 2021, municipal bonds were at the tail end of a bond rally that had begun in November 2020. From mid-February through June 2021, the bond market reversed course. Yields on municipal bonds and U.S. Treasurys rose and prices declined in anticipation of rising economic growth, driven by a federal government infusion of stimulus financing and progress on COVID-19 vaccinations. In late spring-early summer, high year-over-year inflation also raised investor concerns, putting further upward pressure on interest rates.

By July, however, the emergence of a more contagious Delta variant of COVID-19 threatened the U.S. economic rebound and diminished inflation concerns. Investors again turned to U.S. Treasurys and municipal bonds as relatively safe-haven assets, leading bond prices to rise and interest rates to fall in July.

From August through October, bond prices declined again due, in part, to anticipation that the U.S. Federal Reserve (the Fed) would begin tapering monthly bond purchases, which had helped hold interest rates down through much of the pandemic.

In the closing months of 2021, the Fed confirmed that tapering would begin in November and accelerate in the months to come. The reduction of monetary stimulus put upward pressure on shorter term interest rates, as did passage of President Biden’s $1 trillion infrastructure bill. As the Fed issued more hawkish monetary statements, U.S. Treasury rates rose in December against the backdrop of inflationary concerns and potential interest rate hikes. Municipal bond rates, however, were nearly unchanged during the month.

But as the new year began, municipal investors appeared to reevaluate the twin threats of inflation and projected rate hikes. The Bloomberg Municipal Bond Index, a broad measure of the municipal bond market, declined 2.74% in January 2022, its worst monthly performance in several years. In the third week of January, municipal bond mutual funds and exchange-traded funds experienced net weekly outflows for only the second time in 87 weeks.

For the period as a whole, the municipal bond yield curve experienced a “bear market flattening” in which interest rates rose across the curve, but more so at the shorter maturity end of the curve. The Bloomberg Municipal Bond Index returned -1.89% during the period. While municipal bonds outperformed U.S. Treasurys at the short end of the yield curve — that is, maturities of 5 years or less — municipals underperformed U.S. Treasurys in the middle and long end of the curve — maturities of about 10 years and 30 years, respectively.

Fund Performance

For the 12-month period ended January 31, 2022, Eaton Vance High Yield Municipal Income Fund (the Fund) returned -0.02% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg Municipal Bond Index (the Index), which returned -1.89%.

The Fund invests primarily in high yield municipal obligations — defined as securities rated BBB and below. The Index, reflecting the broad municipal market, had a significantly smaller weight in BBB rated and below-investment-grade issues than the Fund during the period.

For the period as a whole, the municipal high yield asset class delivered positive performance while the municipal investment-grade asset class posted negative returns. The bulk of high yield’s outperformance occurred during the first half of the period as high yield spreads — the difference between high yield and investment-grade interest rates — compressed significantly after widening dramatically early in the pandemic.

Despite a “bear market flattening” of the municipal yield curve — in which interest rates rose across the curve, but more so at the shorter-maturity end of the curve — spread compression enabled high yield issues to post positive performance during the period. Demand for high yield bonds was strong during most of the period, buoyed by a global economic recovery; investors’ search for yield in a historically low-yield environment; and Congress’ passage of a $1.9 trillion pandemic relief bill in March 2021, which bolstered the budgets of many municipal bond issuers.

During the period, contributors to Fund performance versus the Index included an overweight position relative to the Index in bonds rated BBB and below; security selections and an overweight position in the health care sector; and the Fund’s hedging strategy, which used U.S. Treasury futures to mitigate interest rate volatility. As a risk-management tactic within the Fund’s overall strategy, interest rate hedging is intended to moderate performance in both up and down markets. During a period when interest rates rose, the Fund’s hedging strategy mitigated some of the negative effect of rising rates and, thus, contributed to Fund performance relative to the unhedged Index.

In contrast, detractors from Fund performance relative to the Index included the Fund’s use of leverage and an overweight position in bonds with coupons of 4% or less.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Performance2,3

Portfolio Manager(s) Cynthia J. Clemson and William J. Delahunty, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	08/07/1995	08/07/1995	–0.02%	4.69%	5.04%
Class A with 4.75% Maximum Sales Charge	—	—	–4.80	3.68	4.53
Class C at NAV	06/18/1997	08/07/1995	–0.78	3.90	4.42
Class C with 1% Maximum Sales Charge	—	—	–1.75	3.90	4.42
Class I at NAV	05/09/2007	08/07/1995	0.24	4.95	5.30
Class W at NAV	10/01/2021	08/07/1995	0.35	4.97	5.31

Bloomberg Municipal Bond Index	—	—	–1.89%	3.46%	3.20%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class W

Gross		0.82%	1.57%	0.57%	0.57%
Net		0.82	1.57	0.57	0.16

% Distribution Rates/Yields[5]		Class A	Class C	Class I	Class W

Distribution Rate		2.94%	2.17%	3.19%	3.61%
Taxable-Equivalent Distribution Rate		4.96	3.67	5.39	6.10
SEC 30-day Yield		1.34	0.65	1.66	2.08
Taxable-Equivalent SEC 30-day Yield		2.27	1.10	2.81	3.52

% Total Leverage[6]

Residual Interest Bond (RIB) Financing					4.60%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	01/31/2012	$15,412	N.A.
Class I	$250,000	01/31/2012	$419,154	N.A.
Class W	$10,000	01/31/2012	$16,785	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class W is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratio for Class W reflects a contractual expense reimbursement of investment advisory fees that continues through 9/30/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable- equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Fund profile subject to change due to active management.

Additional Information

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

5

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2021 – January 31, 2022) for Class A, Class C and Class I and (October 1, 2021 – January 31, 2022) for Class W. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (August 1, 2021 – January 31, 2022).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/21)	Ending Account Value (1/31/22)	Expenses Paid During Period (8/1/21 – 1/31/22)		Annualized Expense Ratio

Actual*
Class A	$1,000.00	$973.20	$3.78		0.76%
Class C	$1,000.00	$969.60	$7.50		1.51%
Class I	$1,000.00	$974.50	$2.54		0.51%
Class W	$1,000.00	$987.00	$0.30	**	0.09%

Hypothetical***
(5% return per year before expenses)
Class A	$1,000.00	$1,021.37	$3.87		0.76%
Class C	$1,000.00	$1,017.59	$7.68		1.51%
Class I	$1,000.00	$1,022.63	$2.60		0.51%
Class W	$1,000.00	$1,024.75	$0.46	**	0.09%

*

Class W had not commenced operations on August 1, 2021. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period); 123/365 for Class W (to reflect the period from the commencement of operations on October 1, 2021 to January 31, 2022). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2021 (October 1, 2021 for Class W).

**	Absent a reimbursement of investment advisory fees by an affiliate, the expenses would be higher.

***

Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2021 (October 1, 2021 for Class W).

6

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Portfolio of Investments

Corporate Bonds — 2.8%
Security	Principal Amount (000’s omitted)	Value

Hospital — 2.1%

Boston Medical Center Corp., 4.581%, 7/1/47	$4,165	$4,626,429

Harnett Health System, Inc., 4.25% to 4/1/25 (Put Date), 4/1/32	5,715	5,586,412

Montefiore Obligated Group, 4.287%, 9/1/50	8,915	8,491,492

Tower Health, 4.451%, 2/1/50	15,405	13,537,144

		$32,241,477

Other — 0.6%

Morongo Band of Mission Indians, 7.00%, 10/1/39(1)	$7,980	$10,284,784

		$10,284,784

Other Revenue — 0.1%

YMCA of Greater New York, 2.303%, 8/1/26	$1,055	$1,031,482

		$1,031,482

Total Corporate Bonds — 2.8% (identified cost $41,299,253)		$43,557,743

Tax-Exempt Municipal Obligations — 93.6%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(2)

Northampton County Industrial Development Authority, PA, (Northampton Generating), (AMT), 5.00%, 12/31/23(3)	$567	$141,797

		$141,797

Education — 4.8%

Arizona Industrial Development Authority, (Doral Academy of Nevada), 5.00%, 7/15/39(1)	$1,270	$1,437,805

Arizona Industrial Development Authority, (Pinecrest Academy of Nevada), 4.00%, 7/15/50(1)	925	963,434

Arizona Industrial Development Authority, (Somerset Academy of Las Vegas), 4.00%, 12/15/51(1)	800	834,552

Build NYC Resource Corp., NY, (New World Preparatory Charter School):

4.00%, 6/15/51	160	168,562

4.00%, 6/15/56	125	130,970

Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.):

5.375%, 6/15/38(1)	545	596,677

5.375%, 6/15/48(1)	1,020	1,099,897

Security	Principal Amount (000’s omitted)	Value

Education (continued)

Capital Trust Agency, FL, (Liza Jackson Preparatory School, Inc.), 5.00%, 8/1/55	$325	$368,452

Colorado Educational and Cultural Facilities Authority, (Aspen View Academy):

4.00%, 5/1/41	150	161,922

4.00%, 5/1/51	500	533,710

District of Columbia, (District of Columbia International School):

5.00%, 7/1/39	710	830,693

5.00%, 7/1/49	700	807,184

District of Columbia, (KIPP DC):

4.00%, 7/1/39	280	308,140

4.00%, 7/1/44	270	294,192

4.00%, 7/1/49	385	416,901

District of Columbia, (Rocketship DC Obligated Group):

5.00%, 6/1/41(1)	1,190	1,348,032

5.00%, 6/1/49(1)	2,100	2,290,239

5.00%, 6/1/61(1)	1,175	1,307,293

Erie Higher Education Building Authority, PA, (Gannon University), 5.00%, 5/1/47	475	566,195

Florida Development Finance Corp., (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.), 4.00%, 7/1/51(1)	1,000	1,046,670

Florida Development Finance Corp., (River City Science Academy Project), 4.00%, 7/1/55	750	787,140

Florida Higher Educational Facilities Financing Authority, (Jacksonville University), 5.00%, 6/1/48(1)	750	834,037

Forest Grove, OR, (Pacific University), Prerefunded to 5/1/22, 5.00%, 5/1/40	1,070	1,081,749

Indiana Finance Authority, (KIPP Indianapolis, Inc.):

5.00%, 7/1/40	170	188,651

5.00%, 7/1/55	460	503,189

Indiana Finance Authority, (Valparaiso University):

4.00%, 10/1/34	500	562,045

4.00%, 10/1/35	650	729,690

Kentucky Bond Development Corp., (Centre College):

4.00%, 6/1/46	800	900,792

4.00%, 6/1/51	1,250	1,401,475

Kentucky Bond Development Corp., (Transylvania University):

4.00%, 3/1/46	2,805	3,083,312

4.00%, 3/1/49	705	772,934

Los Ranchos de Albuquerque, NM, (Albuquerque Academy):

4.00%, 9/1/35	300	336,312

4.00%, 9/1/40	1,200	1,336,344

Louisiana Public Facilities Authority, (Loyola University), 4.00%, 10/1/51	1,170	1,284,660

7	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Education (continued)

Maricopa County Industrial Development Authority, AZ, (Arizona Autism Charter Schools), 4.00%, 7/1/61(1)	$2,600	$2,715,284

Maricopa County Industrial Development Authority, AZ, (Legacy Traditional Schools):

4.00%, 7/1/51(1)	1,650	1,768,998

4.00%, 7/1/56(1)	1,220	1,295,701

Massachusetts Development Finance Agency, (Wentworth Institute of Technology), 5.00%, 10/1/46	4,000	4,467,600

Michigan State University, 5.00%, 2/15/44	1,000	1,198,890

Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/35	1,000	1,108,280

Public Finance Authority, WI, (Coral Academy of Science Las Vegas), 4.00%, 7/1/51	2,000	2,113,840

Public Finance Authority, WI, (North Carolina Leadership Academy):

4.00%, 6/15/29(1)	300	318,666

5.00%, 6/15/39(1)	205	222,628

5.00%, 6/15/49(1)	260	279,812

Public Finance Authority, WI, (Roseman University of Health Sciences):

4.00%, 4/1/52(1)(4)	1,000	1,033,490

5.00%, 4/1/40(1)	840	955,601

5.00%, 4/1/50(1)	2,510	2,822,620

5.50%, 4/1/32	170	171,430

5.75%, 4/1/42	2,045	2,063,037

Romeoville, IL, (Lewis University):

5.00%, 10/1/27	1,000	1,095,430

5.00%, 10/1/29	1,000	1,089,390

5.00%, 10/1/30	1,000	1,087,060

5.00%, 10/1/35	2,000	2,167,020

San Antonio Education Facilities Corp., TX, (University of the Incarnate Word), 4.00%, 4/1/54	2,000	2,153,960

University of California, 5.00%, 5/15/38(5)	10,000	10,508,400

Waco Education Finance Corp., TX, (Baylor University), 5.00%, 3/1/35	1,260	1,554,260

Wisconsin Health and Educational Facilities Authority, (Hmong American Peace Academy, Ltd.):

4.00%, 3/15/40	750	824,145

5.00%, 3/15/50	2,345	2,714,478

		$75,043,870

Electric Utilities — 2.8%

Arkansas River Power Authority, CO:

5.00%, 10/1/31	$1,500	$1,748,580

5.00%, 10/1/32	1,500	1,745,895

5.00%, 10/1/38	9,325	10,756,294

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)

Arkansas River Power Authority, CO: (continued)

5.00%, 10/1/43	$2,250	$2,575,822

Burke County Development Authority, GA, (Oglethorpe Power Corp.), 4.125%, 11/1/45	15,890	17,555,749

Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), (AMT), 4.00%, 3/1/37	7,500	8,111,700

Long Island Power Authority, NY, Electric System Revenue, 5.00%, 9/1/38	1,420	1,773,907

		$44,267,947

Escrowed / Prerefunded — 3.7%

Build NYC Resource Corp., NY, (YMCA of Greater New York):

Prerefunded to 8/1/25, 4.00%, 8/1/31	$650	$709,930

Prerefunded to 8/1/25, 4.00%, 8/1/36	875	955,675

Central Texas Regional Mobility Authority, Prerefunded to 7/1/25, 5.00%, 1/1/35	1,100	1,238,743

Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), Prerefunded to 12/1/22, 5.00%, 12/1/33	5,000	5,183,450

Dawson Ridge Metropolitan District No. 1, CO, Escrowed to Maturity, 0.00%, 10/1/22	3,500	3,485,370

Detroit, MI, Sewage Disposal System:

Prerefunded to 7/1/22, 5.00%, 7/1/32	3,185	3,245,356

Prerefunded to 7/1/22, 5.25%, 7/1/39	3,355	3,422,066

East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.):

Prerefunded to 7/1/24, 5.00%, 7/1/34	750	818,985

Prerefunded to 7/1/24, 5.00%, 7/1/39	1,250	1,364,975

Illinois Finance Authority, (Plymouth Place, Inc.), Prerefunded to 5/15/25, 5.00%, 5/15/37	1,000	1,116,250

Martin County Health Facilities Authority, FL, (Martin Memorial Medical Center), Prerefunded to 11/15/24, 4.25%, 11/15/41	3,940	4,277,894

Michigan Finance Authority, (Detroit Water and Sewerage Department), Prerefunded to 7/1/22, 5.00%, 7/1/44	1,905	1,941,100

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I, LLC - Texas A&M University), Prerefunded to 4/1/24, 5.00%, 4/1/34	3,885	4,208,271

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC - Tarleton State University):

Prerefunded to 4/1/25, 5.00%, 4/1/30	800	895,128

Prerefunded to 4/1/25, 5.00%, 4/1/35	1,000	1,118,910

Palm Beach County Health Facilities Authority, FL, (BRRH Corp. Obligated Group), Prerefunded to 12/1/24, 5.00%, 12/1/31	6,250	6,922,875

San Joaquin Hills Transportation Corridor Agency, CA, Prerefunded to 1/15/25, 5.00%, 1/15/44	10,000	11,141,100

8	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Savannah Economic Development Authority, GA, (Marshes Skidaway Island Project), Prerefunded to 1/1/24, 7.00%, 1/1/34	$3,000	$3,328,860

Southwestern Illinois Development Authority, (Memorial Group, Inc.), Prerefunded to 11/1/23, 7.25%, 11/1/33	1,455	1,611,049

		$56,985,987

General Obligations — 5.8%

Centennial Independent School District No. 12, Circle Pines, MN:

0.00%, 2/1/31	$1,225	$944,463

0.00%, 2/1/33	1,500	1,057,980

Chicago Board of Education, IL:

5.00%, 12/1/26	1,595	1,816,418

5.00%, 12/1/40	3,000	3,484,020

5.00%, 12/1/42	1,820	1,863,771

Chicago, IL, 5.00%, 1/1/40	2,000	2,296,240

Detroit, MI:

5.00%, 4/1/30	1,400	1,607,480

5.00%, 4/1/31	865	990,226

5.50%, 4/1/31	565	691,588

5.50%, 4/1/32	595	726,745

5.50%, 4/1/35	350	426,423

5.50%, 4/1/45	1,930	2,316,154

5.50%, 4/1/50	2,320	2,769,500

Illinois:

4.00%, 6/1/33	4,000	4,287,000

4.00%, 11/1/40	4,000	4,323,200

5.00%, 11/1/30	7,200	8,218,944

5.00%, 5/1/33	9,480	10,963,715

5.00%, 5/1/35	3,500	3,755,570

5.00%, 12/1/42	8,125	9,220,656

5.25%, 7/1/30	2,800	2,961,308

5.50%, 5/1/39	1,085	1,321,975

5.75%, 5/1/45	1,115	1,364,749

New Jersey, 4.00%, 6/1/31	3,000	3,483,270

Puerto Rico:

5.75%, 7/1/41(6)	3,555	3,492,787

8.00%, 7/1/35(6)	11,360	10,242,275

Sherwood School District No. 88J, OR, 0.00%, 6/15/37	3,630	2,085,798

Will and Cook Counties Community High School District No. 210, IL:

0.00%, 1/1/27	60	53,008

3.375%, 1/1/33	450	455,729

5.00%, 1/1/28	3,500	3,611,615

		$90,832,607

Security	Principal Amount (000’s omitted)	Value

Hospital — 11.4%

Arkansas Development Finance Authority, (Washington Regional Medical Center), 5.00%, 2/1/33	$2,200	$2,397,670

Arlington County Industrial Development Authority, VA, (Virginia Hospital Center):

4.00%, 7/1/40	2,125	2,422,734

4.00%, 7/1/45	3,000	3,388,860

Berks County Industrial Development Authority, PA, (Tower Health):

5.00%, 11/1/47	510	541,967

5.00%, 11/1/50	5,000	5,297,500

California Municipal Finance Authority, (NorthBay Healthcare Group):

5.00%, 11/1/35	250	269,313

5.00%, 11/1/40	550	591,288

5.00%, 11/1/44	500	536,135

California Public Finance Authority, (Henry Mayo Newhall Hospital), 5.00%, 10/15/37	1,000	1,143,650

California Statewide Communities Development Authority, (Methodist Hospital of Southern California), 5.00%, 1/1/48	2,400	2,766,432

Camden County Improvement Authority, NJ, (Cooper Health System):

5.00%, 2/15/29	1,000	1,070,690

5.00%, 2/15/32	2,000	2,136,700

Chattanooga Health, Educational and Housing Facility Board, TN, (CommonSpirit Health), 4.00%, 8/1/44	1,655	1,809,544

Colorado Health Facilities Authority, (Boulder Community Health):

4.00%, 10/1/38	300	336,696

4.00%, 10/1/39	300	336,195

4.00%, 10/1/40	300	335,619

Colorado Health Facilities Authority, (Parkview Medical Center, Inc.), (PSF Guaranteed), 4.00%, 9/1/45	1,000	1,126,130

Connecticut Health and Educational Facilities Authority, (Stamford Hospital):

4.00%, 7/1/42(4)	1,750	1,913,537

5.00%, 7/1/34(4)	3,100	3,822,207

Crawford County Hospital Authority, PA, (Meadville Medical Center), 6.00%, 6/1/46	3,175	3,485,991

Cuyahoga County, OH, (The MetroHealth System):

5.00%, 2/15/31	1,500	1,731,675

5.00%, 2/15/32	1,500	1,728,915

Decatur Hospital Authority, TX, (Wise Health System):

4.00%, 9/1/34	1,604	1,785,942

4.00%, 9/1/44	9,039	9,865,345

Douglas County Hospital Authority No. 2, NE, (Children’s Hospital Obligated Group), 4.00%, 11/15/50	1,300	1,458,886

9	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Doylestown Hospital Authority, PA, (Doylestown Health), 4.00%, 7/1/45	$315	$334,568

Escambia County Health Facilities Authority, FL, (Baptist Health Care Corp. Obligated Group), 4.00%, 8/15/50	2,595	2,799,201

Grand Forks, ND, (Altru Health System):

4.00%, 12/1/46	925	1,029,978

4.00%, 12/1/51	1,375	1,524,215

Hamilton County, OH, (UC Health), 4.00%, 9/15/50	4,000	4,430,520

Harris County Cultural Education Facilities Finance Corp., TX, (Texas Children’s Hospital), 3.00%, 10/1/51	8,400	8,312,976

Illinois Finance Authority, (Presence Health Network), 3.75%, 2/15/34	2,965	3,242,346

Indiana County Hospital Authority, PA, (Indiana Regional Medical Center):

5.50%, 6/1/29	710	735,468

6.00%, 6/1/39	3,805	3,953,319

Jefferson County Civic Facility Development Corp., NY, (Samaritan Medical Center), 5.00%, 11/1/37	4,385	4,938,299

Maryland Health and Higher Educational Facilities Authority, (Frederick Health System), 4.00%, 7/1/40	300	341,787

Massachusetts Development Finance Agency, (Atrius Health), 5.00%, 6/1/39	925	1,110,111

Massachusetts Development Finance Agency, (Wellforce), 5.00%, 7/1/44	4,000	4,669,920

Minneapolis and St. Paul Housing and Redevelopment Authority, MN, (Allina Health System), (LOC: JPMorgan Chase Bank, N.A.), 0.11%, 11/15/35(7)	5,000	5,000,000

Montana Facility Finance Authority, (Bozeman Deaconess Health Services Obligated Group):

3.00%, 6/1/50	2,875	2,961,164

4.00%, 6/1/45	1,500	1,701,285

Montgomery County Higher Education and Health Authority, PA, (Holy Redeemer Health System), 5.00%, 10/1/40	1,120	1,246,202

Muskingum County, OH, (Genesis HealthCare System Obligated Group), 5.00%, 2/15/33	2,775	2,862,468

New Jersey Health Care Facilities Financing Authority, (St. Joseph’s Healthcare System Obligated Group):

4.00%, 7/1/48	6,265	6,745,087

5.00%, 7/1/41	1,750	1,979,530

New York Dormitory Authority, (Orange Regional Medical Center):

5.00%, 12/1/32(1)	1,000	1,158,040

5.00%, 12/1/33(1)	2,000	2,315,420

5.00%, 12/1/34(1)	3,900	4,510,662

5.00%, 12/1/35(1)	1,000	1,154,680

5.00%, 12/1/40(1)	2,300	2,551,873

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Oklahoma Development Finance Authority, (OU Medicine):

5.00%, 8/15/38	$1,025	$1,206,620

5.25%, 8/15/43	14,865	17,733,648

Oregon Facilities Authority, (Samaritan Health Services), 5.00%, 10/1/40	875	1,053,570

Palm Beach County Health Facilities Authority, FL, (Baptist Health South Florida Obligated Group), 3.00%, 8/15/44	1,170	1,195,389

Pima County Industrial Development Authority, AZ, (Tucson Medical Center):

4.00%, 4/1/37	900	1,040,229

4.00%, 4/1/38	1,040	1,199,630

4.00%, 4/1/39	1,400	1,612,366

4.00%, 4/1/40	1,350	1,548,355

4.00%, 4/1/41	1,685	1,926,629

Public Finance Authority, WI, (Appalachian Regional Healthcare System):

4.00%, 7/1/46	500	558,790

4.00%, 7/1/51	625	692,987

5.00%, 7/1/37	275	339,014

5.00%, 7/1/38	375	461,411

Southeastern Ohio Port Authority, (Memorial Health System Obligated Group):

5.00%, 12/1/35	3,100	3,255,558

5.75%, 12/1/32	4,050	4,153,963

Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children’s Medical Center), 5.25%, 12/1/39(5)	7,000	7,503,020

Ward County, ND, (Trinity Obligated Group), 5.00%, 6/1/38	2,500	2,881,825

West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), Prerefunded to 6/1/23, 5.375%, 6/1/38	2,580	2,735,755

Yavapai County Industrial Development Authority, AZ, (Yavapai Regional Medical Center), 5.25%, 8/1/33	2,500	2,651,425

		$177,658,924

Housing — 1.3%

California Municipal Finance Authority, (CityView Apartments), Sustainability Bonds, 4.00%, 11/1/36(1)	$5,175	$5,391,212

CMFA Special Finance Agency, CA, (Solana at Grand), 4.00%, 8/1/56(1)	4,000	3,955,640

CSCDA Community Improvement Authority, CA, Essential Housing Revenue, 2.80%, 3/1/47(1)	900	776,601

Maryland Economic Development Corp., (Morgan State University), Student Housing Revenue, 4.00%, 7/1/40	1,000	1,098,080

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I, LLC - Texas A&M University), Prerefunded to 4/1/24, 5.00%, 4/1/39	3,500	3,791,235

10	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Housing (continued)

Public Finance Authority, WI, (University of Hawaii Foundation), Green and Social Bonds, 4.00%, 7/1/51(1)	$2,500	$2,640,550

Texas Student Housing Corp., (University of North Texas):

9.375%, 7/1/06(6)	860	860,000

11.00%, 7/1/31(6)	2,000	2,000,000

		$20,513,318

Industrial Development Revenue — 10.4%

Arkansas Development Finance Authority, (Big River Steel):

(AMT), 4.50%, 9/1/49(1)	$3,750	$4,049,138

Green Bonds, (AMT), 4.75%, 9/1/49(1)	4,000	4,409,520

Denver City and County, CO, (United Airlines), (AMT), 5.00%, 10/1/32	1,890	1,975,145

Florida Development Finance Corp., (Waste Pro USA, Inc.):

(AMT), 5.00%, 5/1/29(1)	795	839,719

(AMT), 5.00% to 8/1/22 (Put Date), 8/1/29(1)	2,250	2,279,745

George L. Smith II Georgia World Congress Center Authority, 4.00%, 1/1/54	2,145	2,332,430

Houston, TX, (United Airlines, Inc. Terminal E Project):

(AMT), 4.00%, 7/1/41	3,600	3,749,976

(AMT), 4.75%, 7/1/24	4,630	4,843,165

Houston, TX, (United Airlines, Inc.):

(AMT), 4.00%, 7/15/41	415	432,376

(AMT), 5.00%, 7/15/27	1,750	1,988,683

Jefferson County Port Authority, OH, (JSW Steel USA Ohio, Inc.), (AMT), 3.50%, 12/1/51(1)	5,250	5,070,082

Louisiana Public Facilities Authority, (Cleco Power LLC), 4.25%, 12/1/38	4,050	4,150,156

Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(1)	1,880	2,105,882

Maricopa County Pollution Control Corp., AZ, (El Paso Electric Co.), 4.50%, 8/1/42	6,500	6,577,155

Maryland Economic Development Corp., (AFCO Cargo), (AMT), 3.50%, 7/1/24(1)	1,075	1,089,341

Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-1, 4.00%, 6/1/30	1,000	1,036,190

Mississippi Business Finance Corp., (Waste Pro USA, Inc.), (AMT), 5.00% to 8/1/22 (Put Date), 2/1/36(1)	1,500	1,519,830

National Finance Authority, NH, (Covanta):

4.625%, 11/1/42(1)	6,335	6,494,008

(AMT), 4.875%, 11/1/42(1)	6,965	7,163,781

Green Bonds, (AMT), 3.75% to 7/2/40 (Put Date), 7/1/45(1)	11,690	12,029,711

New Hampshire Business Finance Authority, (Casella Waste Systems, Inc.), (AMT), 2.95%, 4/1/29(1)	480	500,813

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)

New Jersey Economic Development Authority, (Continental Airlines):

(AMT), 5.25%, 9/15/29	$8,285	$8,519,631

(AMT), 5.50%, 6/1/33	4,375	4,628,531

(AMT), 5.625%, 11/15/30	2,045	2,210,093

New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 2.20% to 12/3/29 (Put Date), 10/1/39	5,100	5,167,677

New York State Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 3.125% to 6/1/26 (Put Date), 12/1/44(1)	5,500	5,802,170

New York Transportation Development Corp., (Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment):

(AMT), 4.375%, 10/1/45	19,130	21,303,933

(AMT), 5.00%, 10/1/40	7,065	8,276,365

Ohio Air Quality Development Authority, (Pratt Paper, LLC), (AMT), 4.25%, 1/15/38(1)	1,000	1,114,960

Pennsylvania Economic Development Financing Authority, (Covanta), Green Bonds, (AMT), 3.25%, 8/1/39(1)	2,200	2,217,358

Phenix City Industrial Development Board, AL, (MeadWestvaco Coated Board), (AMT), 4.125%, 5/15/35	13,570	13,800,826

Public Finance Authority, WI, (Celanese Corp.), (AMT), 4.30%, 11/1/30	5,000	5,461,600

Rockdale County Development Authority, GA, (Pratt Paper, LLC), (AMT), 4.00%, 1/1/38(1)	6,290	6,921,830

Vermont Economic Development Authority, (Casella Waste Systems, Inc.), (AMT), 4.625% to 4/3/28 (Put Date), 4/1/36(1)	475	542,863

Virginia Small Business Financing Authority, (Covanta), (AMT), 5.00% to 7/1/38 (Put Date), 1/1/48(1)	1,440	1,485,202

		$162,089,885

Insured – Education — 0.1%

Atlantic County Improvement Authority, NJ, (Stockton University Atlantic City Campus Phase II), (AGM), 4.00%, 7/1/47	$750	$850,875

		$850,875

Insured – Escrowed / Prerefunded — 0.8%

Irvington Township, NJ, (AGM), Prerefunded to 7/15/24, 5.00%, 7/15/32	$1,000	$1,092,170

North Texas Tollway Authority, (AGC), Prerefunded to 1/1/25, 6.20%, 1/1/42	10,000	11,449,700

		$12,541,870

11	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 1.1%

Atlantic City, NJ:

(AGM), 4.00%, 3/1/42	$480	$524,059

(BAM), 5.00%, 3/1/42	1,250	1,439,012

Chicago Board of Education, IL, (AGM), 5.00%, 12/1/26	500	578,440

McHenry County Community Unit School District No. 12, IL, (Johnsburg):

(AGM), 5.00%, 1/1/31	3,175	3,399,917

(AGM), 5.00%, 1/1/32	1,215	1,300,840

(AGM), 5.00%, 1/1/33	1,405	1,503,701

(AGM), 5.00%, 7/1/34	2,810	3,006,869

Proviso Township High School District No. 209, IL, (AGM), 4.00%, 12/1/38	5,000	5,619,800

		$17,372,638

Insured – Hospital — 0.2%

Grand Forks, ND, (Altru Health System), (AGM), 3.00%, 12/1/51	$3,250	$3,141,840

		$3,141,840

Insured – Housing — 0.0%(2)

California Municipal Finance Authority, (CHF-Davis II, LLC - Orchard Park Student Housing), Green Bonds, (BAM), 3.00%, 5/15/51	$400	$404,096

		$404,096

Insured – Other Revenue — 2.0%

Harris County-Houston Sports Authority, TX:

(AGM), (NPFG), 0.00%, 11/15/34	$12,700	$7,575,423

(NPFG), 0.00%, 11/15/26	9,395	8,155,706

(NPFG), 0.00%, 11/15/28	9,600	7,707,744

(NPFG), Escrowed to Maturity, 0.00%, 11/15/26	1,115	1,031,431

(NPFG), Escrowed to Maturity, 0.00%, 11/15/28	400	352,828

New York City Industrial Development Agency, NY, (Queens Baseball Stadium), (AGM), 3.00%, 1/1/40	1,750	1,805,492

New York City Industrial Development Agency, NY, (Yankee Stadium):

(AGC), 0.00%, 3/1/34	3,500	2,586,430

(AGM), 3.00%, 3/1/38	1,555	1,617,651

		$30,832,705

Insured – Special Tax Revenue — 1.9%

Illinois Sports Facilities Authority:

(AMBAC), 0.00%, 6/15/25	$750	$708,127

(AMBAC), 0.00%, 6/15/26	2,380	2,195,479

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue (continued)

Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, 10/1/39	$14,500	$20,156,450

Tolomato Community Development District, FL:

(AGM), 3.75%, 5/1/39	2,515	2,719,042

(AGM), 3.75%, 5/1/40	2,985	3,222,994

		$29,002,092

Insured – Transportation — 1.5%

Allegheny County Airport Authority, PA, (Pittsburgh International Airport), (AGM), (AMT), 4.00%, 1/1/46	$2,485	$2,741,676

Chicago, IL, (O’Hare International Airport):

(AGM), 5.25%, 1/1/32	1,500	1,559,610

(AGM), 5.25%, 1/1/33	650	675,831

(AGM), 5.50%, 1/1/43	1,355	1,409,633

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	6,665	3,467,933

Foothill/Eastern Transportation Corridor Agency, CA, (AGM), 5.625%, (0.00% until 1/15/24), 1/15/32	1,955	2,254,604

Ohio, (Portsmouth Gateway Group, LLC):

(AGM), (AMT), 5.00%, 12/31/27	1,150	1,275,373

(AGM), (AMT), 5.00%, 12/31/28	1,600	1,769,392

Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/30	9,440	7,917,611

		$23,071,663

Insured – Water and Sewer — 0.5%

Jefferson County, AL, Sewer Revenue:

(AGM), 0.00%, 10/1/27	$2,155	$1,736,865

(AGM), 0.00%, 10/1/28	3,965	2,992,544

(AGM), 0.00%, 10/1/29	3,035	2,139,827

(AGM), 0.00%, 10/1/30	2,580	1,695,163

		$8,564,399

Lease Revenue / Certificates of Participation — 1.5%

Charleston Educational Excellence Financing Corp., SC, (Charleston County School District), Prerefunded to 12/1/23, 5.00%, 12/1/29(5)	$10,875	$11,669,093

New Jersey Economic Development Authority, (School Facilities Construction):

5.00%, 6/15/43	1,530	1,777,003

5.00%, 6/15/44	8,290	9,721,849

		$23,167,945

12	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Nursing Home — 0.0%(2)

Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	$405	$410,455

		$410,455

Other Revenue — 1.9%

Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(6)	$6,250	$1,125,000

Kalispel Tribe of Indians, WA, Series A, 5.25%, 1/1/38(1)	1,260	1,462,633

Metropolitan Pier and Exposition Authority, IL, (McCormick Place), 4.00%, 6/15/52(4)	4,060	4,332,994

Military Installation Development Authority, UT, 4.00%, 6/1/52	1,500	1,368,720

Morongo Band of Mission Indians, CA, 5.00%, 10/1/42(1)	2,040	2,357,975

New York City Transitional Finance Authority, NY, (Building Aid), 5.00%, 7/15/37(5)	10,000	11,035,100

Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	5,105	6,741,255

Will and Kankakee Counties Community Unit School District No. 255-U, IL, 4.00%, 6/1/30	700	756,686

		$29,180,363

Senior Living / Life Care — 12.6%

Albemarle County Economic Development Authority, VA, (Westminster-Canterbury of the Blue Ridge), 5.00%, 1/1/42	$1,350	$1,401,462

Atlantic Beach, FL, (Fleet Landing):

5.00%, 11/15/37	7,945	8,319,368

5.00%, 11/15/38	1,000	1,121,320

California Public Finance Authority, (Enso Village), Green Bonds:

3.125%, 5/15/29(1)	360	362,390

5.00%, 11/15/51(1)	1,500	1,672,815

Centerville, OH, (Graceworks Lutheran Services):

5.25%, 11/1/37	3,250	3,541,817

5.25%, 11/1/47	3,190	3,431,706

Clackamas County Hospital Facility Authority, OR, (Mary’s Woods at Marylhurst), 5.00%, 5/15/48	425	452,459

Clackamas County Hospital Facility Authority, OR, (Rose Villa):

5.25%, 11/15/50	250	270,408

5.375%, 11/15/55	300	325,251

Colorado Health Facilities Authority, (Aberdeen Ridge):

5.00%, 5/15/49	2,235	2,294,965

5.00%, 5/15/58	2,525	2,566,082

Colorado Health Facilities Authority, (Christian Living Neighborhoods), 5.00%, 1/1/38	1,210	1,337,207

Colorado Health Facilities Authority, (Frasier Meadows Retirement Community), 5.25%, 5/15/37	750	853,095

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Connecticut Health and Educational Facilities Authority, (Church Home of Hartford, Inc.), 5.00%, 9/1/46(1)	$1,000	$1,074,330

District of Columbia, (Ingleside at Rock Creek), 5.00%, 7/1/32	1,600	1,707,696

Florida Development Finance Corp., (Mayflower Retirement Community):

4.00%, 6/1/36(1)	1,110	1,213,308

4.00%, 6/1/41(1)	655	707,937

4.00%, 6/1/46(1)	1,270	1,356,639

Florida Development Finance Corp., (The Glenridge on Palmer Ranch), 5.00%, 6/1/51	2,000	2,223,160

Franklin County Industrial Development Authority, PA, (Menno-Haven, Inc.), 5.00%, 12/1/38	1,000	1,091,310

Fulton County Residential Care Facilities for the Elderly Authority, GA, (Canterbury Court), 4.00%, 4/1/51(1)	10,000	10,364,800

Hanover County Economic Development Authority, VA, (Covenant Woods), 5.00%, 7/1/38	125	135,094

Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.):

5.75%, 1/1/28	415	430,401

6.375%, 1/1/33	655	680,440

Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.):

5.125%, 11/15/32	525	538,466

5.25%, 11/15/37	480	492,317

Howard County, MD, (Vantage House), 5.00%, 4/1/36	1,725	1,793,241

Illinois Finance Authority, (Plymouth Place, Inc.), 5.00%, 5/15/41	400	460,204

Indiana Finance Authority, (Marquette), Prerefunded to 3/1/22, 5.00%, 3/1/39	1,000	1,003,770

Iowa Finance Authority, (Lifespace Communities, Inc.):

4.125%, 5/15/38	1,500	1,579,605

5.00%, 5/15/43	3,250	3,530,605

5.00%, 5/15/55	2,095	2,300,184

James City County Economic Development Authority, VA, (Williamsburg Landing), 4.00%, 12/1/50	2,585	2,765,485

Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.25%, 1/1/37	2,500	2,749,400

Massachusetts Development Finance Agency, (Linden Ponds, Inc.):

5.00%, 11/15/33(1)	1,550	1,704,582

5.00%, 11/15/38(1)	1,010	1,101,536

Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.):

5.00%, 10/1/37(1)	1,000	1,075,340

5.00%, 10/1/47(1)	1,280	1,374,170

5.00%, 10/1/57(1)	2,410	2,586,460

13	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Massachusetts Development Finance Agency, (Orchard Cove, Inc.), 5.00%, 10/1/39	$370	$408,351

Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.125%, 2/15/30(6)	25	19,500

Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.), 5.00%, 8/1/40	1,300	1,396,174

Montgomery County Industrial Development Authority, PA, (Whitemarsh Continuing Care Retirement Community), 5.25%, 1/1/48	9,045	9,695,335

Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront):

5.125%, 10/1/34	2,500	2,654,725

5.40%, 10/1/44	1,770	1,872,306

Multnomah County Hospital Facilities Authority, OR, (Terwilliger Plaza), 4.00%, 12/1/51	4,350	4,470,973

National Finance Authority, NH, (The Vista):

5.25%, 7/1/39(1)	585	609,512

5.625%, 7/1/46(1)	555	584,371

5.75%, 7/1/54(1)	1,745	1,841,411

New Hampshire Health and Education Facilities Authority, (Kendal at Hanover):

5.00%, 10/1/40	815	913,680

5.00%, 10/1/46	1,000	1,113,570

New Hope Cultural Education Facilities Finance Corp., TX, (Longhorn Village), 5.00%, 1/1/37	6,320	6,734,782

Norfolk Redevelopment and Housing Authority, VA, (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge):

4.00%, 1/1/25	1,600	1,600,816

4.375%, 1/1/39	1,250	1,330,638

5.00%, 1/1/49	6,000	6,426,960

North Carolina Medical Care Commission, (Deerfield Episcopal Retirement Community, Inc.), 5.00%, 11/1/37	1,675	1,890,907

North Carolina Medical Care Commission, (Pennybyrn at Maryfield), 5.00%, 10/1/45	1,000	1,096,160

North Carolina Medical Care Commission, (The Forest at Duke), 4.00%, 9/1/51	1,600	1,768,944

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/53	2,485	2,730,717

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton):

7.25%, 6/1/34	75	78,137

7.25%, 6/1/39	1,190	1,239,778

7.50%, 6/1/49	6,855	7,147,366

Palm Beach County Health Facilities Authority, FL, (Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion), 5.00%, 6/1/55	6,800	7,259,272

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Palm Beach County Health Facilities Authority, FL, (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4.25%, 6/1/56(4)	$2,460	$2,488,880

Public Finance Authority, WI, (Church Home of Hartford, Inc.), 5.00%, 9/1/30(1)	770	816,215

South Carolina Jobs-Economic Development Authority, (Kiawah Life Plan Village, Inc.), 8.75%, 7/1/25(1)	1,025	1,045,080

South Carolina Jobs-Economic Development Authority, (South Carolina Episcopal Home at Still Hopes), 5.00%, 4/1/30	1,945	2,106,357

St. Johns County Industrial Development Authority, FL, (Vicar’s Landing), 4.00%, 12/15/46	500	520,065

St. Louis County Industrial Development Authority, MO, (Friendship Village of St. Louis Obligated Group), 5.00%, 9/1/38	1,250	1,381,075

Tarrant County Cultural Education Facilities Finance Corp., TX, (MRC Stevenson Oaks):

6.625%, 11/15/41	725	835,178

6.75%, 11/15/51	3,250	3,729,992

6.875%, 11/15/55	200	230,360

Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace):

5.00%, 10/1/34	2,130	2,302,402

5.00%, 10/1/44	5,410	5,804,010

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe):

4.00%, 12/1/46	920	968,125

4.00%, 12/1/56	785	814,061

Tempe Industrial Development Authority, AZ, (Mirabella at ASU), 6.125%, 10/1/52(1)	3,350	3,593,310

Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.):

4.25%, 7/1/32	1,270	1,289,063

4.50%, 7/1/42	1,270	1,290,384

Warren County, OH, (Otterbein Homes Obligated Group):

5.00%, 7/1/39	1,975	2,111,690

5.50%, 7/1/39	500	531,645

Washington Housing Finance Commission, (Bayview Manor Homes):

5.00%, 7/1/36(1)	1,500	1,583,490

5.00%, 7/1/46(1)	1,250	1,310,038

Washington Housing Finance Commission, (Horizon House):

5.00%, 1/1/43(1)	4,000	4,468,680

5.00%, 1/1/48(1)	4,815	5,361,840

Washington Housing Finance Commission, (Transforming Age):

5.00%, 1/1/44(1)	2,780	2,982,551

5.00%, 1/1/49(1)	695	742,691

14	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Wayzata, MN, (Folkestone Senior Living Community):

4.00%, 8/1/38	$175	$181,116

4.00%, 8/1/39	125	129,158

4.00%, 8/1/44	815	836,598

West Cornwall Township Municipal Authority, PA, (Lebanon Valley Brethren Home):

4.00%, 11/15/36	365	412,154

4.00%, 11/15/41	370	414,056

Westchester County Local Development Corp., NY, (Kendal on Hudson), 5.00%, 1/1/34	2,630	2,706,375

Wisconsin Health and Educational Facilities Authority, (Oakwood Lutheran Senior Ministries):

4.00%, 1/1/47	2,600	2,703,662

4.00%, 1/1/57	2,500	2,571,725

		$197,137,236

Special Tax Revenue — 3.5%

Aliso Viejo Community Facilities District No. 2005-01, CA, (Glenwood at Aliso Viejo), 5.00%, 9/1/38	$6,985	$7,415,765

Cleveland-Cuyahoga County Port Authority, OH, (Flats East Bank), 4.00%, 12/1/55(1)	400	408,620

Conroe Local Government Corp., TX, (Conroe Convention Center Hotel):

3.50%, 10/1/31	685	656,538

5.00%, 10/1/50	1,605	1,702,728

Irvine Community Facilities District No. 2013-3, CA, (Great Park), 5.00%, 9/1/39	2,000	2,163,500

Jurupa Public Financing Authority, CA, 5.00%, 9/1/33	600	655,260

Lakewood Ranch Stewardship District, FL, (Villages of Lakewood Ranch South), 5.00%, 5/1/36	4,455	4,780,482

Maryland Economic Development Corp., (Port Covington), 4.00%, 9/1/50	585	635,298

Metropolitan Development and Housing Agency, TN, (Fifth + Broadway Development Project), 5.125%, 6/1/36(1)	900	1,002,348

Michigan Finance Authority, Detroit Financial Recovery Income Tax Revenue, 4.50%, 10/1/29	4,460	4,659,496

New River Community Development District, FL, (Capital Improvements):

5.00%, 5/1/13(6)	1,005	0

5.75%, 5/1/38	1,150	1,162,039

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/37(5)	10,000	11,023,000

Reno, NV, Sales Tax Revenue, 4.00%, 6/1/43	1,250	1,326,875

South Orange County Public Financing Authority, CA, (Ladera Ranch):

5.00%, 8/15/31	1,500	1,537,455

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

South Orange County Public Financing Authority, CA, (Ladera Ranch): (continued)

5.00%, 8/15/33	$1,000	$1,025,180

5.00%, 8/15/34	450	461,300

South Village Community Development District, FL:

3.50%, 5/1/32	790	818,503

3.625%, 5/1/35	485	504,570

3.75%, 5/1/38	1,010	1,053,248

4.875%, 5/1/35	500	533,540

5.00%, 5/1/38	100	107,439

Southern Hills Plantation I Community Development District, FL:

Series A1, 5.80%, 5/1/35	1,083	1,057,040

Series A2, 5.80%, 5/1/35	795	628,567

St. Louis Land Clearance for Redevelopment Authority, MO, (Kiel Opera House Renovation), 3.875%, 10/1/35	545	523,462

Tolomato Community Development District, FL:

3.00%, 5/1/32(4)	1,540	1,525,231

3.25%, 5/1/40(4)	2,865	2,841,536

Winter Garden Village at Fowler Groves Community Development District, FL, 4.125%, 5/1/37	3,405	3,609,572

		$53,818,592

Student Loan — 0.3%

New Jersey Higher Education Student Assistance Authority:

(AMT), 4.00%, 12/1/30	$2,370	$2,448,874

(AMT), 4.75%, 12/1/43	2,765	2,815,627

		$5,264,501

Transportation — 25.1%

Austin, TX, Airport System Revenue, (AMT), 5.00%, 11/15/41	$2,000	$2,285,400

Broward County, FL, Airport System Revenue, (AMT), 5.00%, 10/1/49	10,000	11,820,400

California Municipal Finance Authority, (LINXS Automated People Mover):

(AMT), 5.00%, 12/31/36	1,740	2,018,661

(AMT), 5.00%, 12/31/37	760	881,653

Central Texas Regional Mobility Authority:

4.00%, 1/1/51	4,400	4,882,328

5.00%, 1/1/46	6,400	7,694,592

Chesapeake Bay Bridge and Tunnel Commission, VA, 5.00%, 7/1/46	4,000	4,607,000

Chicago, IL, (O’Hare International Airport):

4.00%, 1/1/35	7,500	8,557,950

15	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Chicago, IL, (O’Hare International Airport): (continued)

5.00%, 1/1/35	$2,500	$2,843,725

5.00%, 1/1/38	5,000	5,669,700

(AMT), 4.375%, 1/1/40	2,500	2,690,100

(AMT), 5.00%, 1/1/25	2,555	2,648,590

(AMT), 5.00%, 1/1/26	2,170	2,248,272

(AMT), 5.00%, 7/1/33	500	586,440

(AMT), 5.00%, 7/1/38	1,500	1,729,965

Colorado High Performance Transportation Enterprise, (U.S. 36 and I-25 Managed Lanes), (AMT), 5.75%, 1/1/44	2,500	2,609,375

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport):

4.00%, 11/1/35	3,505	4,055,565

(AMT), 5.25%, 11/1/29	7,000	7,456,050

Eagle County Air Terminal Corp., CO:

(AMT), 5.00%, 5/1/37	1,000	1,133,230

(AMT), 5.00%, 5/1/41	4,940	5,567,281

Florida Development Finance Corp., (Brightline Florida Passenger Rail), Green Bonds, (AMT), 7.375%, 1/1/49(1)	8,840	9,605,102

Grand Parkway Transportation Corp., TX, 5.125%, 10/1/43	3,025	3,211,824

Hidalgo County Regional Mobility Authority, TX:

4.00%, 12/1/39(4)	340	374,156

4.00%, 12/1/40(4)	400	439,104

4.00%, 12/1/41(4)	400	438,028

Houston, TX, Airport System Revenue:

(AMT), 4.00%, 7/1/46	10,000	10,996,500

(AMT), 4.00%, 7/1/48	810	888,554

Illinois Toll Highway Authority:

4.00%, 1/1/44(5)	13,050	14,734,363

5.00%, 1/1/40(5)	15,000	16,849,500

Kansas City Industrial Development Authority, MO, (Kansas City International Airport Terminal Modernization), (AMT), 5.00%, 3/1/46	6,000	6,955,560

Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project):

0.00%, 7/1/29	1,135	921,336

0.00%, 7/1/30	500	378,035

0.00%, 7/1/31	1,150	808,140

Prerefunded to 7/1/23, 0.00%, 7/1/28	2,690	1,951,138

Maryland Economic Development Corp., (Transportation Facilities), 5.00%, 6/1/35	450	527,103

Maryland Transportation Authority, 4.00%, 7/1/50	12,760	14,322,079

Memphis-Shelby County Airport Authority, TN, (AMT), 5.00%, 7/1/43	7,500	8,770,650

Metropolitan Transportation Authority, NY, Green Bonds, 5.25%, 11/15/55	11,500	13,598,175

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Metropolitan Washington Airports Authority, D.C.:

(AMT), 4.00%, 10/1/37	$450	$513,846

(AMT), 4.00%, 10/1/38	565	643,812

(AMT), 4.00%, 10/1/41	450	507,267

Mid-Bay Bridge Authority, FL:

5.00%, 10/1/30	2,050	2,277,038

5.00%, 10/1/35	5,000	5,540,400

New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AMT), 5.125%, 1/1/34	5,000	5,349,850

New Jersey Transportation Trust Fund Authority, 4.00%, 6/15/41(4)	3,000	3,297,450

New Jersey Transportation Trust Fund Authority, (Transportation Program):

3.00%, 6/15/50	3,575	3,372,011

4.00%, 6/15/45	3,000	3,289,350

5.00%, 6/15/44	3,200	3,714,656

5.25%, 6/15/43	960	1,133,626

New Jersey Turnpike Authority:

4.00%, 1/1/51	13,735	15,496,788

5.00%, 1/1/48(5)	5,000	5,960,600

New Orleans Aviation Board, LA, (North Terminal Project):

(AMT), 5.00%, 1/1/35	2,000	2,178,240

(AMT), 5.00%, 1/1/43	1,500	1,713,570

New York Thruway Authority, 4.00%, 1/1/50	7,770	8,470,621

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment):

(AMT), 5.00%, 7/1/41	1,705	1,818,314

(AMT), 5.00%, 7/1/46	7,730	8,260,664

(AMT), 5.25%, 1/1/50	7,520	8,020,381

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport):

4.00%, 12/1/39	1,530	1,689,625

4.00%, 12/1/42	2,875	3,153,501

(AMT), 4.00%, 12/1/38	2,050	2,243,602

(AMT), 4.00%, 12/1/39	300	327,840

(AMT), 4.00%, 12/1/41	300	326,793

(AMT), 4.00%, 12/1/42	650	703,950

Niagara Frontier Transportation Authority, NY, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/28	470	504,287

North East Texas Regional Mobility Authority, 5.00%, 1/1/41	5,250	5,855,010

North Texas Tollway Authority, 4.00%, 1/1/41	2,295	2,623,988

Osceola County, FL, (Osceola Parkway):

5.00%, 10/1/44	2,000	2,360,260

5.00%, 10/1/49	2,500	2,931,325

Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	5,495	5,642,101

16	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Port Authority of New York and New Jersey:

(AMT), 4.00%, 9/1/33(5)	$12,080	$12,874,622

(AMT), 4.00%, 9/15/43	3,640	3,972,332

(AMT), 4.50%, 4/1/37(5)	10,000	10,060,900

(AMT), 5.00%, 10/15/35	4,050	4,681,233

Port Freeport, TX, (AMT), 4.00%, 6/1/51	1,500	1,624,635

South Jersey Port Corp., NJ:

(AMT), 5.00%, 1/1/42	2,500	2,818,450

(AMT), 5.00%, 1/1/48	5,500	6,179,525

South Jersey Transportation Authority, 5.00%, 11/1/32	2,250	2,445,233

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project):

4.00%, 12/31/37	315	354,753

4.00%, 12/31/38	585	657,212

4.00%, 12/31/39	305	342,180

5.00%, 12/31/35	375	453,818

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Segment 3C), (AMT), 5.00%, 6/30/58	16,865	19,589,372

Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/42	16,430	17,934,659

Texas Transportation Commission, (State Highway System):

0.00%, 8/1/36	550	327,564

0.00%, 8/1/46	2,500	861,950

Virginia Small Business Financing Authority, (Elizabeth River Crossings Opco, LLC):

(AMT), 4.00%, 1/1/38(4)	3,750	4,069,050

(AMT), 4.00%, 1/1/40(4)	1,500	1,620,750

Virginia Small Business Financing Authority, (Transform 66 P3 Project), (AMT), 5.00%, 12/31/52	2,500	2,895,300

		$391,439,928

Water and Sewer — 0.4%

Great Lakes Water Authority, MI, 5.00%, 7/1/49	$1,000	$1,211,730

Miami-Dade County, FL, Water and Sewer System Revenue, 4.00%, 10/1/44	2,250	2,592,472

Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/33	1,905	2,074,012

		$5,878,214

Total Tax-Exempt Municipal Obligations — 93.6% (identified cost $1,388,010,080)		$1,459,613,747

Taxable Municipal Obligations — 5.4%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(2)

Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23	$210	$52,563

		$52,563

Education — 0.3%

California Municipal Finance Authority, (Albert Einstein Academies):

4.35%, 8/1/38(1)	$1,100	$1,046,870

4.50%, 8/1/43(1)	1,500	1,398,075

San Antonio Education Facilities Corp., TX, (University of the Incarnate Word), 3.15%, 4/1/37	1,750	1,726,585

		$4,171,530

Escrowed / Prerefunded — 1.3%

Chicago, IL, Prerefunded to 1/1/25, 7.75%, 1/1/42	$10,316	$12,146,058

St. Johns County Industrial Development Authority, FL, (Westminster St. Augustine), Prerefunded to 8/1/22, 5.50%, 8/1/44	7,335	7,584,317

		$19,730,375

General Obligations — 0.9%

Atlantic City, NJ, 7.50%, 3/1/40	$5,440	$7,367,338

Chicago, IL, 7.75%, 1/1/42	4,356	4,914,700

Detroit, MI:

3.11%, 4/1/28	830	810,354

3.344%, 4/1/30	125	121,359

3.644%, 4/1/34	500	487,830

Portsmouth, VA, 2.40%, 7/15/39	1,175	1,143,745

		$14,845,326

Hospital — 1.3%

California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$12,750	$14,145,870

Middleburg Heights, OH, (Southwest General Health Center), 4.074%, 8/1/47	6,000	6,200,160

		$20,346,030

Insured – General Obligations — 0.4%

Addison Fire Protection District No. 1, IL, (BAM), 2.802%, 12/30/39	$260	$249,221

Detroit, MI, (AMBAC), 5.15%, 4/1/25	6,229	6,229,459

Elmwood Park, IL, (AGM), 2.544%, 12/1/36	355	338,450

		$6,817,130

17	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 0.5%

American Samoa Economic Development Authority:

2.47%, 9/1/24(1)	$525	$518,999

3.72%, 9/1/27(1)	1,370	1,348,313

Ohio County Commission, WV, (Fort Henry Economic Opportunity Development District - The Highlands):

4.80%, 3/1/36	2,800	2,824,024

5.25%, 3/1/31	2,905	2,948,778

		$7,640,114

Transportation — 0.6%

Central Texas Regional Mobility Authority, 2.674%, 1/1/33	$1,000	$984,820

New Jersey Transportation Trust Fund Authority, 5.754%, 12/15/28(8)	7,375	8,521,444

		$9,506,264

Water and Sewer — 0.1%

Great Lakes Water Authority, MI, 3.473%, 7/1/41	$1,000	$1,043,570

		$1,043,570

Total Taxable Municipal Obligations — 5.4% (identified cost $77,558,455)		$84,152,902

Total Investments — 101.8% (identified cost $1,506,867,788)		$1,587,324,392

Other Assets, Less Liabilities — (1.8)%		$(28,124,745)

Net Assets — 100.0%		$1,559,199,647

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2022, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	14.2%

New York	11.5%

Illinois	11.2%

Others, representing less than 10% individually	64.9%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2022, 8.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 3.7% of total investments.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At January 31, 2022, the aggregate value of these securities is $192,229,282 or 12.3% of the Fund’s net assets.

(2)	Amount is less than 0.05%.

(3)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(4)	When-issued security.

(5)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(6)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal.

(7)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at January 31, 2022.

(8)

Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

U.S. 10-Year Treasury Note	(175)	Short	3/22/22	$(22,394,531)	$182,874

U.S. Long Treasury Bond	(112)	Short	3/22/22	(17,430,000)	307,789

					$490,663

18	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Portfolio of Investments — continued

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BAM	–	Build America Mutual Assurance Co.

LOC	–	Letter of Credit

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

19	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Statement of Assets and Liabilities

Assets	January 31, 2022

Unaffiliated investments, at value (identified cost, $1,506,867,788)	$1,587,324,392

Cash	48,321,302

Deposits for derivatives collateral — financial futures contracts	654,533

Interest receivable	15,242,310

Receivable for investments sold	21,122,505

Receivable for Fund shares sold	4,578,442

Receivable from affiliate	102

Receivable for variation margin on open financial futures contracts	11,269

Total assets	$1,677,254,855

Liabilities

Payable for floating rate notes issued	$75,425,886

Payable for investments purchased	3,441,079

Payable for when-issued securities	28,871,318

Payable for Fund shares redeemed	8,537,798

Distributions payable	621,878

Payable to affiliates:

Investment adviser fee	530,341

Distribution and service fees	161,373

Interest expense and fees payable	105,501

Accrued expenses	360,034

Total liabilities	$118,055,208

Net Assets	$1,559,199,647

Sources of Net Assets

Paid-in capital	$1,530,014,426

Distributable earnings	29,185,221

Net Assets	$1,559,199,647

Class A Shares

Net Assets	$412,905,327

Shares Outstanding	45,460,573

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.08

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$9.53

Class C Shares

Net Assets	$82,817,264

Shares Outstanding	9,858,875

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.40

Class I Shares

Net Assets	$1,063,175,383

Shares Outstanding	116,934,891

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.09

Class W Shares

Net Assets	$301,673

Shares Outstanding	33,171

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.09

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

20	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Statement of Operations

Investment Income	Year Ended January 31, 2022

Interest	$59,373,364

Total investment income	$59,373,364

Expenses

Investment adviser fee	$6,223,102

Distribution and service fees

Class A	1,043,154

Class C	906,605

Trustees’ fees and expenses	77,820

Custodian fee	346,022

Transfer and dividend disbursing agent fees	474,873

Legal and accounting services	148,856

Printing and postage	48,069

Registration fees	111,006

Interest expense and fees	533,138

Miscellaneous	143,075

Total expenses	$10,055,720

Deduct —

Reimbursement of investment adviser fee — Class W	$192

Total expense reductions	$192

Net expenses	$10,055,528

Net investment income	$49,317,836

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(764,679)

Financial futures contracts	2,186,916

Net realized gain	$1,422,237

Change in unrealized appreciation (depreciation) —

Investments	$(49,186,741)

Financial futures contracts	(426,198)

Net change in unrealized appreciation (depreciation)	$(49,612,939)

Net realized and unrealized loss	$(48,190,702)

Net increase in net assets from operations	$1,127,134

21	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2022	2021

From operations —

Net investment income	$49,317,836	$47,012,555

Net realized gain (loss)	1,422,237	(3,382,654)

Net change in unrealized appreciation (depreciation)	(49,612,939)	4,625,353

Net increase in net assets from operations	$1,127,134	$48,255,254

Distributions to shareholders —

Class A	$(12,582,413)	$(13,637,583)

Class C	(2,056,099)	(3,120,416)

Class I	(34,798,742)	(31,974,184)

Class W(1)	(1,745)	—

Total distributions to shareholders	$(49,438,999)	$(48,732,183)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$61,544,294	$99,586,256

Class C	10,948,395	15,591,373

Class I	371,004,093	573,167,384

Class W(1)	310,000	—

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	10,007,784	10,952,220

Class C	1,845,479	2,656,219

Class I	30,339,525	28,139,176

Class W(1)	119	—

Cost of shares redeemed

Class A	(70,258,658)	(133,457,451)

Class C	(20,212,224)	(42,512,625)

Class I	(299,874,680)	(486,792,790)

Net asset value of shares converted

Class A	4,972,497	15,497,871

Class C	(4,972,497)	(15,497,871)

Net increase in net assets from Fund share transactions	$95,654,127	$67,329,762

Net increase in net assets	$47,342,262	$66,852,833

Net Assets

At beginning of year	$1,511,857,385	$1,445,004,552

At end of year	$1,559,199,647	$1,511,857,385

(1)	For the period from the commencement of operations, October 1, 2021, to January 31, 2022.

22	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Financial Highlights

	Class A
	Year Ended January 31,
	2022	2021		2020	2019	2018

Net asset value — Beginning of year	$9.360	$9.380		$8.830	$8.880	$8.650

Income (Loss) From Operations

Net investment income(1)	$0.281	$0.303		$0.327	$0.345	$0.337

Net realized and unrealized gain (loss)	(0.279)	(0.008	)(2)	0.590	(0.059)	0.229

Total income from operations	$0.002	$0.295		$0.917	$0.286	$0.566

Less Distributions

From net investment income	$(0.282)	$(0.315)		$(0.367)	$(0.336)	$(0.336)

Total distributions	$(0.282)	$(0.315)		$(0.367)	$(0.336)	$(0.336)

Net asset value — End of year	$9.080	$9.360		$9.380	$8.830	$8.880

Total Return(3)	(0.02)%	3.31%		10.55%	3.29%	6.63%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$412,905	$419,256		$427,334	$350,923	$344,822

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	0.73%	0.76%		0.76%	0.79%	0.78%

Interest and fee expense(4)	0.03%	0.06%		0.13%	0.17%	0.14%

Total expenses	0.76%	0.82%		0.89%	0.96%	0.92%

Net investment income	3.01%	3.35%		3.57%	3.92%	3.81%

Portfolio Turnover	22%	54%		23%	32%	21%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

23	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Financial Highlights — continued

	Class C
	Year Ended January 31,
	2022	2021		2020	2019	2018

Net asset value — Beginning of year	$8.660	$8.680		$8.170	$8.210	$8.010

Income (Loss) From Operations

Net investment income(1)	$0.195	$0.219		$0.239	$0.252	$0.251

Net realized and unrealized gain (loss)	(0.259)	(0.011	)(2)	0.551	(0.042)	0.199

Total income (loss) from operations	$(0.064)	$0.208		$0.790	$0.210	$0.450

Less Distributions

From net investment income	$(0.196)	$(0.228)		$(0.280)	$(0.250)	$(0.250)

Total distributions	$(0.196)	$(0.228)		$(0.280)	$(0.250)	$(0.250)

Net asset value — End of year	$8.400	$8.660		$8.680	$8.170	$8.210

Total Return(3)	(0.78)%	2.52%		9.80%	2.60%	5.67%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$82,817	$97,724		$139,608	$126,049	$173,844

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	1.48%	1.51%		1.51%	1.54%	1.53%

Interest and fee expense(4)	0.03%	0.06%		0.13%	0.17%	0.14%

Total expenses	1.51%	1.57%		1.64%	1.71%	1.67%

Net investment income	2.26%	2.63%		2.82%	3.10%	3.06%

Portfolio Turnover	22%	54%		23%	32%	21%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

24	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Financial Highlights — continued

	Class I
	Year Ended January 31,
	2022	2021		2020	2019	2018

Net asset value — Beginning of year	$9.370	$9.390		$8.840	$8.880	$8.660

Income (Loss) From Operations

Net investment income(1)	$0.304	$0.326		$0.349	$0.364	$0.359

Net realized and unrealized gain (loss)	(0.279)	(0.009	)(2)	0.590	(0.046)	0.220

Total income from operations	$0.025	$0.317		$0.939	$0.318	$0.579

Less Distributions

From net investment income	$(0.305)	$(0.337)		$(0.389)	$(0.358)	$(0.359)

Total distributions	$(0.305)	$(0.337)		$(0.389)	$(0.358)	$(0.359)

Net asset value — End of year	$9.090	$9.370		$9.390	$8.840	$8.880

Total Return(3)	0.24%	3.57%		10.81%	3.67%	6.77%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,063,175	$994,877		$878,062	$656,830	$682,157

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	0.48%	0.51%		0.51%	0.54%	0.53%

Interest and fee expense(4)	0.03%	0.06%		0.13%	0.17%	0.14%

Total expenses	0.51%	0.57%		0.64%	0.71%	0.67%

Net investment income	3.25%	3.59%		3.81%	4.13%	4.04%

Portfolio Turnover	22%	54%		23%	32%	21%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

25	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Financial Highlights — continued

	Class W
	Period Ended January 31, 2022(1)

Net asset value — Beginning of period	$9.320

Income (Loss) from Operations

Net investment income(2)	$0.105

Net realized and unrealized loss	(0.224)

Total loss from operations	$(0.119)

Less Distributions

From net investment income	$(0.111)

Total distributions	$(0.111)

Net asset value — End of period	$9.090

Total Return(3)(4)	(1.30	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$302

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(4)	0.06	%(6)

Interest and fee expense(7)	0.03	%(6)

Total expenses	0.09	%(6)

Net investment income	3.34	%(6)

Portfolio Turnover	22	%(5)(8)

(1)	For the period from the commencement of operations, October 1, 2021, to January 31, 2022.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser reimbursed the total amount of the advisory fees paid (equal to 0.37% of average daily net assets for the period ended January 31, 2022). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

(8)	For the year ended January 31, 2022.

26	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Yield Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide high current income exempt from regular federal income tax. The Fund primarily invests in high yield municipal obligations with maturities of ten years or more. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class W shares are sold at net asset value and are not subject to a sales charge. Class W shares are available for purchase only at the direction of the investment adviser or one of its affiliates on behalf of investors that are eligible clients of the investment adviser or its affiliates that have entered into a separate investment management or advisory agreement pursuant to which such clients pay an investment management or advisory fee, including investment vehicles that are sponsored, managed, advised or sub-advised by the investment adviser or its affiliates. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

27

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 10) at January 31, 2022. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2022, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $75,425,886 and $112,218,598, respectively. The range of interest rates on the Floating Rate Notes outstanding at January 31, 2022 was 0.09% to 0.16%. For the year ended January 31, 2022, the Fund’s average settled Floating Rate Notes outstanding and the average interest rate including fees were $79,606,164 and 0.67%, respectively.

In certain circumstances, the Fund may enter into shortfall and forbearance agreements with brokers by which the Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no shortfalls as of January 31, 2022.

The Fund may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Fund’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Residual interest bonds held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

28

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Notes to Financial Statements — continued

J  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2022 and January 31, 2021 was as follows:

	Year Ended January 31,
	2022	2021

Tax-exempt income	$44,065,031	$44,038,788

Ordinary income	$5,373,968	$4,693,395

As of January 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed tax-exempt income	$624,325

Deferred capital losses	(51,887,792)

Net unrealized appreciation	81,070,566

Distributions payable	(621,878)

Distributable earnings	$29,185,221

At January 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $51,887,792 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2022, $17,355,393 are short-term and $34,532,399 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at January 31, 2022, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,430,827,940

Gross unrealized appreciation	$96,078,547

Gross unrealized depreciation	(15,007,981)

Net unrealized appreciation	$81,070,566

29

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory agreement and related fee reduction agreement with BMR in effect prior to March 1, 2021), the fee is based upon a percentage of the Fund’s total daily net assets plus a percentage of total daily gross income (i.e., income other than gains from the sale of securities) as follows and is payable monthly:

Total Daily Net Assets	Annual Asset Rate	Total Daily Net Assets	Daily Income Rate

up to $500 million	0.3150%	up to $500 million	3.1500%

$500 million but less than $750 million	0.2925%	$500 million but less than $1 billion	2.9250%

$750 million but less than $1.5 billion	0.2700%	$1 billion but less than $1.5 billion	2.7000%

$1.5 billion but less than $2 billion	0.2475%	$1.5 billion but less than $2 billion	2.4750%

$2 billion but less than $3 billion	0.2250%	$2 billion but less than $3 billion	2.2500%

$3 billion and over	0.2025%	$3 billion and over	2.0250%

For the year ended January 31, 2022, the investment adviser fee amounted to $6,223,102 or 0.39% of the Fund’s average daily net assets.

BMR has agreed to reimburse the total amount of advisory fees paid by Class W shares. This agreement may be changed or terminated after September 30, 2024. Pursuant to this agreement, BMR was allocated $192 of the advisory fees paid by Class W shares for the period from the commencement of operations, October 1, 2021, to January 31, 2022.

Eaton Vance Management (EVM), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley, serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2022, EVM earned $25,514 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $36,553 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2022. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of BMR, EVM and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through January 31, 2022 in the amount of $15,813. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2022 amounted to $1,043,154 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2022, the Fund paid or accrued to EVD $679,954 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2022 amounted to $226,651 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

30

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2022, the Fund was informed that EVD received approximately $10,000 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $493,291,453 and $347,987,906, respectively, for the year ended January 31, 2022.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2022	2021

Sales	6,578,951	11,089,108

Issued to shareholders electing to receive payments of distributions in Fund shares	1,074,501	1,209,516

Redemptions	(7,522,378)	(14,758,398)

Converted from Class C shares	532,706	1,708,340

Net increase (decrease)	663,780	(751,434)

	Year Ended January 31,
Class C	2022	2021

Sales	1,266,760	1,853,527

Issued to shareholders electing to receive payments of distributions in Fund shares	214,231	317,612

Redemptions	(2,336,171)	(5,122,910)

Converted to Class A shares	(575,943)	(1,847,173)

Net decrease	(1,431,123)	(4,798,944)

	Year Ended January 31,
Class I	2022	2021

Sales	39,654,609	63,578,798

Issued to shareholders electing to receive payments of distributions in Fund shares	3,253,997	3,101,533

Redemptions	(32,166,004)	(53,992,591)

Net increase	10,742,602	12,687,740

31

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Notes to Financial Statements — continued

Class W	Period Ended January 31, 2022(1)

Sales	33,158

Issued to shareholders electing to receive payments of distributions in Fund shares	13

Net increase	33,171

(1)	For the period from the commencement of operations, October 1, 2021, to January 31, 2022.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an upfront fee and arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2022.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at January 31, 2022 is included in the Portfolio of Investments. At January 31, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund enters into U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at January 31, 2022 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Futures Contracts	$490,663	$—

(1)

Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended January 31, 2022 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Futures Contracts	$2,186,916	$(426,198)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts (short) outstanding during the year ended January 31, 2022, which is indicative of the volume of this derivative type, was approximately $41,211,000.

32

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2022, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$43,557,743	$—	$43,557,743

Tax-Exempt Municipal Obligations	—	1,459,613,747	—	1,459,613,747

Taxable Municipal Obligations	—	84,152,902	—	84,152,902

Total Investments	$—	$1,587,324,392	$—	$1,587,324,392

Futures Contracts	$490,663	$—	$—	$490,663

Total	$490,663	$1,587,324,392	$—	$1,587,815,055

11  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

33

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance High Yield Municipal Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 22, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

34

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2022, the Fund designates 89.13% of distributions from net investment income as an exempt-interest dividend.

35

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 funds (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

36

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	Since 2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships. None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships. None.

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

37

Eaton Vance

High Yield Municipal Income Fund

January 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

The SAI for the Fund includes additional information about the Trustees and officers of the Trust and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

38

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

39

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
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We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

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We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

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State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

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Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

40

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

416    1.31.22

Parametric

TABS Municipal Bond Funds

Annual Report

January 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, the Funds’ adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Funds, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report January 31, 2022

Parametric

TABS Municipal Bond Funds

Parametric

TABS Municipal Bond Funds

January 31, 2022

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period began on February 1, 2021, municipal bonds were at the tail end of a bond rally that had begun in November 2020. From mid-February through June 2021, the bond market reversed course. Yields on municipal bonds and U.S. Treasurys rose and prices declined in anticipation of rising economic growth, driven by a federal government infusion of stimulus financing and progress on COVID-19 vaccinations. In late spring-early summer, high year-over-year inflation also raised investor concerns, putting further upward pressure on interest rates.

By July, however, the emergence of a more contagious Delta variant of COVID-19 threatened the U.S. economic rebound and diminished inflation concerns. Investors again turned to U.S. Treasurys and municipal bonds as relatively safe-haven assets, leading bond prices to rise and interest rates to fall in July.

From August through October, bond prices declined again due, in part, to anticipation that the U.S. Federal Reserve (the Fed) would begin tapering monthly bond purchases, which had helped hold interest rates down through much of the pandemic.

In the closing months of 2021, the Fed confirmed that tapering would begin in November and accelerate in the months to come. The reduction of monetary stimulus put upward pressure on shorter term interest rates, as did passage of President Biden’s $1 trillion infrastructure bill. As the Fed issued more hawkish monetary statements, U.S. Treasury rates rose in December against the backdrop of inflationary concerns and potential interest rate hikes. Municipal bond rates, however, were nearly unchanged during the month.

But as the new year began, municipal investors appeared to reevaluate the twin threats of inflation and projected rate hikes. The Bloomberg Municipal Bond Index, a broad measure of the municipal bond market, declined 2.74% in January 2022, its worst monthly performance in several years. In the third week of January, municipal bond mutual funds and exchange-traded funds experienced net weekly outflows for only the second time in 87 weeks.

For the period as a whole, the municipal bond yield curve experienced a “bear market flattening” in which interest rates rose across the curve, but more so at the shorter maturity end of the curve. The Bloomberg Municipal Bond Index returned -1.89% during the period. While municipal bonds outperformed U.S. Treasurys at the short end of the yield curve — that is, maturities of 5 years or less — municipals underperformed U.S. Treasurys in the middle and long end of the curve — maturities of about 10 years and 30 years, respectively.

Fund Performance

For the 12-month period ended January 31, 2022, Parametric TABS Short-Term Municipal Bond Fund (the Short-Term Fund) returned -2.39% for Class A shares at net asset value (NAV), outperforming its primary benchmark, the Bloomberg Municipal Managed Money 1-7 Year Bond Index (the 1-7 Year Index), which returned -2.57%.

For the 12-month period ended January 31, 2022, Parametric TABS Intermediate-Term Municipal Bond Fund (the Intermediate-Term Fund) returned -3.08% for Class A shares at NAV, underperforming its primary benchmark, the Bloomberg Municipal Managed Money Intermediate 1-17 Year Bond Index (the 1-17 Year Index), which returned -2.94%.

Both indexes are unmanaged, and returns do not reflect any applicable sales charges, commissions, or expenses.

The Short-Term Fund and the Intermediate-Term Fund (the Funds) seek after-tax total returns. The Funds generally invest in investment-grade municipal securities of limited or intermediate durations. The Funds pursue after-tax total returns through relative-value trading — a strategy that seeks to take advantage of price and rate differences among similar securities. Management seeks to add incremental return through active security selection and in-depth credit analysis.

In addition, each Fund may allocate up to 20% of net assets to municipal obligations not exempt from regular federal income tax, direct obligations of the U.S. Treasury, and obligations of U.S. government agencies, instrumentalities, and government-sponsored enterprises. This strategy helps pursue additional value by crossing over from tax-exempt municipal bonds to certain taxable bonds, and vice versa (the crossover-trading strategy), according to which sector the adviser believes may be more attractively valued on an after-tax basis.

During the period, the largest contributors to the performance of both Funds versus their respective indexes were active security selection and relative-value trading. In particular, both Funds’ security selections and overweight positions relative to their respective indexes in the health care sector — which recovered during the period from a sharp downturn early in the pandemic — contributed to returns relative to their respective indexes during the period.

Use of the crossover-trading strategy contributed to relative performance of both Funds as well. Early in the period, management judged that municipal bonds were overvalued relative to U.S. Treasurys, and the Funds traded about 16% of their tax-exempt municipal holdings for taxable U.S. Treasury bonds. This provided a boost to relative performance, most notably in the final month of the period, when U.S. Treasurys significantly outperformed municipal bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

TABS Municipal Bond Funds

January 31, 2022

Management’s Discussion of Fund Performance1 — continued

Credit quality also contributed to the Funds’ performance versus their respective indexes. Each Fund held overweight positions relative to its index in A rated and BBB rated securities. Those overweight positions benefitted relative performance as credit spreads tightened during the period and lower rated bonds generally outperformed higher rated bonds.

Fund-Specific Results

For the Short-Term Fund, yield-curve positioning — in addition to active security selection, relative-value trading, crossover trading, and credit quality — contributed to performance versus the 1-7 Year Index.

During the period, the Short-Term Fund had an allocation to bonds with maturities of 12 years or longer, an area of the yield curve where the 1-7 Year Index had no exposure. The Fund’s longer maturity holdings outperformed shorter maturity bonds within the 1-7 Year Index and, thus, yield-curve positioning helped relative returns.

In contrast, duration — a Fund’s sensitivity to interest rate changes — detracted from the Short-Term Fund’s performance relative to the 1-7 Year Index. For most of the period, the Short-Term Fund’s duration closely matched its Index. But in the final quarter of 2021, the Short-Term Fund’s duration was increased to attempt to capture more performance from trading opportunities. When both U.S. Treasury and municipal bond rates increased sharply in January 2022, the Short-Term Fund’s longer duration than the 1-7 Year Index hurt relative performance.

For the Intermediate-Term Fund, yield-curve positioning detracted from performance versus the 1-17 Year Index. The Fund’s overweight position in bonds in the middle of its maturity range — around eight years — hurt relative performance as bonds in that part of the yield curve underperformed both shorter maturities and longer maturities. In contrast, active security selection, relative-value trading, crossover trading, and credit quality all contributed to performance versus the 1-17 Year Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2022

Performance2,3

Portfolio Manager(s) James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	03/27/2009	12/31/1998	–2.39%	1.84%	1.35%
Class A with 2.25% Maximum Sales Charge	—	—	–4.59	1.38	1.12
Class C at NAV	03/27/2009	12/31/1998	–3.11	1.10	0.74
Class C with 1% Maximum Sales Charge	—	—	–4.07	1.10	0.74
Class I at NAV	03/27/2009	12/31/1998	–2.14	2.10	1.60

Bloomberg Municipal Managed Money 1–7 Year Bond Index	—	—	–2.57%	1.81%	1.59%
Bloomberg 5 Year Municipal Bond Index	—	—	–2.41	2.25	2.02

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	03/27/2009	12/31/1998	–4.79%	1.19%	0.94%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–2.46	1.26	1.04

Class C After Taxes on Distributions	03/27/2009	12/31/1998	–4.26	0.93	0.57
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–2.35	0.91	0.64

Class I After Taxes on Distributions	03/27/2009	12/31/1998	–2.35	1.91	1.42
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	–0.91	1.88	1.48

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			0.82%	1.57%	0.57%

% Distribution Rates/Yields[5]			Class A	Class C	Class I

Distribution Rate			0.62%	0.00%	0.87%
SEC 30-day Yield			0.18	–0.57	0.43

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	01/31/2012	$10,769	N.A.
Class I	$250,000	01/31/2012	$293,039	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2022

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2022

Performance2,3

Portfolio Manager(s) James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	02/01/2010	02/01/2010	–3.08%	2.65%	2.45%
Class A with 4.75% Maximum Sales Charge	—	—	–7.67	1.66	1.96
Class C at NAV	02/01/2010	02/01/2010	–3.88	1.89	1.85
Class C with 1% Maximum Sales Charge	—	—	–4.83	1.89	1.85
Class I at NAV	02/01/2010	02/01/2010	–2.90	2.91	2.71

Bloomberg Municipal Managed Money Intermediate 1–17 Year Bond Index	—	—	–2.94%	3.05%	2.67%
Bloomberg 7 Year Municipal Bond Index	—	—	–2.79	2.88	2.62

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	02/01/2010	02/01/2010	–7.82%	1.57%	1.85%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–4.14	1.63	1.83

Class C After Taxes on Distributions	02/01/2010	02/01/2010	–4.96	1.80	1.74
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–2.72	1.68	1.63

Class I After Taxes on Distributions	02/01/2010	02/01/2010	–3.07	2.81	2.60
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	–1.21	2.69	2.50

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			0.99%	1.74%	0.74%
Net			0.90	1.65	0.65

% Distribution Rates/Yields[5]			Class A	Class C	Class I

Distribution Rate			1.06%	0.29%	1.31%
SEC 30-day Yield - Subsidized			0.39	–0.34	0.66

SEC 30-day Yield - Unsubsidized			0.27	–0.46	0.54

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	01/31/2012	$12,010	N.A.
Class I	$250,000	01/31/2012	$326,693	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2022

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Parametric

TABS Municipal Bond Funds

January 31, 2022

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Municipal Managed Money 1–7 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1–7 year maturity component of the Bloomberg Municipal Managed Money Bond Index. Bloomberg 5 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 4-6 years. Bloomberg Municipal Managed Money Intermediate 1–17 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1–17 year maturity component of the Bloomberg Municipal Managed Money Bond Index. Bloomberg 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest individual federal income tax rates in effect at the time of the distributions and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Effective February 17, 2015, each Fund changed its name and investment strategy to invest (under normal market conditions) at least 80% of its net assets in a diversified portfolio of municipal obligations, the interest on which is exempt from regular federal income tax. Performance prior to February 17, 2015 reflects each Fund’s performance under its former investment strategy to invest at least 80% of its net assets in a diversified portfolio of municipal obligations that are exempt from regular federal income tax, municipal obligations that are not exempt from regular federal income tax, direct obligations of the U.S. Treasury and/or obligations of U.S. Government agencies, instrumentalities and government-sponsored enterprises.

Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.

[4]

Source: Fund prospectus. Net expense ratios for Parametric TABS Intermediate-Term Municipal Bond Fund reflect a contractual expense reimbursement that continues through 5/31/22. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

8

Parametric

TABS Municipal Bond Funds

January 31, 2022

Endnotes and Additional Disclosures — continued

Fund profiles subject to change due to active management.

Additional Information

Bloomberg Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S.

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

9

Parametric

TABS Municipal Bond Funds

January 31, 2022

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2021 – January 31, 2022).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Parametric TABS Short-Term Municipal Bond Fund

	Beginning Account Value (8/1/21)	Ending Account Value (1/31/22)	Expenses Paid During Period* (8/1/21 – 1/31/22)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$974.20	$3.98	0.80%
Class C	$1,000.00	$970.70	$7.70	1.55%
Class I	$1,000.00	$975.50	$2.74	0.55%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.17	$4.08	0.80%
Class C	$1,000.00	$1,017.39	$7.88	1.55%
Class I	$1,000.00	$1,022.43	$2.80	0.55%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2021.

10

Parametric

TABS Municipal Bond Funds

January 31, 2022

Fund Expenses — continued

Parametric TABS Intermediate-Term Municipal Bond Fund

	Beginning Account Value (8/1/21)	Ending Account Value (1/31/22)	Expenses Paid During Period* (8/1/21 – 1/31/22)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$964.80	$4.46	**	0.90%
Class C	$1,000.00	$960.40	$8.15	**	1.65%
Class I	$1,000.00	$965.30	$3.22	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.67	$4.58	**	0.90%
Class C	$1,000.00	$1,016.89	$8.39	**	1.65%
Class I	$1,000.00	$1,021.93	$3.31	**	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2021.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

11

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2022

Portfolio of Investments

Tax-Exempt Municipal Obligations — 82.8%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.5%

New York State Environmental Facilities Corp., (State Revolving Fund), Green Bonds, 4.00%, 8/15/38	$1,910	$2,281,495

Ohio Water Development Authority, Water Pollution Control Loan Fund, 5.00%, 6/1/25	2,550	2,870,943

		$5,152,438

Education — 8.2%

California State University, 5.00%, 11/1/24	$2,500	$2,764,900

Connecticut Health and Educational Facilities Authority, (Sacred Heart University):

5.00%, 7/1/25	30	33,506

5.00%, 7/1/26	15	17,180

New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/22	3,495	3,561,405

Southwest Higher Education Authority, Inc., TX, (Southern Methodist University), 5.00%, 10/1/23	225	239,884

University of Michigan, 4.00% to 4/1/24 (Put Date), 4/1/49	3,000	3,156,570

University of New Mexico, (SPA: U.S. Bank, N.A.), 0.06%, 6/1/30(1)	7,315	7,315,000

University of Texas:

5.00%, 8/15/24	1,000	1,098,580

Prerefunded to 8/15/22, 5.00%, 8/15/29	2,000	2,048,780

Winston-Salem State University, NC:

4.00%, 4/1/33	1,065	1,236,337

4.00%, 4/1/34	825	954,558

4.00%, 4/1/35	860	993,231

4.00%, 4/1/36	625	721,000

5.00%, 4/1/27	580	677,045

5.00%, 4/1/29	875	1,057,709

5.00%, 4/1/31	970	1,210,298

		$27,085,983

Electric Utilities — 0.4%

American Municipal Power, Inc., OH, (AMP Fremont Energy Center), Prerefunded to 2/15/22, 5.25%, 2/15/27	$115	$115,207

Denton, TX, Utility System Revenue, 5.00%, 12/1/26	1,000	1,168,540

		$1,283,747

Escrowed / Prerefunded — 5.9%

Illinois Development Finance Authority, (Regency Park):

Escrowed to Maturity, 0.00%, 7/15/23	$5,000	$4,921,600

Escrowed to Maturity, 0.00%, 7/15/25	5,750	5,463,363

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Maryland, Escrowed to Maturity, 5.00%, 3/1/22	$50	$50,193

New York Dormitory Authority, Personal Income Tax Revenue, Escrowed to Maturity, 5.00%, 2/15/25	120	133,770

Orange County School Board, FL, Prerefunded to 8/1/22, 5.00%, 8/1/26	5,000	5,113,150

Sales Tax Asset Receivable Corp., NY, Prerefunded to 10/15/24, 5.00%, 10/15/27	1,500	1,657,230

Springfield School District No. 19, OR, Prerefunded to 6/15/25, 5.00%, 6/15/30	855	962,627

Utah Transit Authority, Sales Tax Revenue, Prerefunded to 6/15/22, 5.00%, 6/15/25	1,220	1,240,813

		$19,542,746

General Obligations — 29.1%

Alexandria, VA, 5.00%, 7/1/27	$200	$238,630

Arlington Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/22	1,260	1,262,167

Austin Independent School District, TX, (PSF Guaranteed), 4.00%, 8/1/32(2)	5,000	6,004,598

Bellevue, WA:

4.00%, 12/1/32(2)	1,135	1,351,592

4.00%, 12/1/37(2)	1,000	1,180,130

Bryan Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/33	2,270	2,638,035

California, 1.60%, 12/1/29	1,520	1,483,991

Carlsbad Municipal School District, NM:

2.00%, 8/1/32	1,650	1,644,060

2.00%, 8/1/34	1,650	1,630,266

Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/22	155	154,585

Chambers County Improvement District No. 1, TX, 2.00%, 9/1/26	970	993,493

Cleveland Heights-University Heights City School District, OH, 0.00%, 12/1/23	150	146,471

Columbus, OH, 5.00%, 4/1/22	1,050	1,058,117

Connecticut:

3.00%, 1/15/32	1,000	1,074,510

3.00%, 6/1/32	2,250	2,423,273

3.00%, 6/1/33	2,375	2,539,896

3.00%, 6/1/35	520	548,818

3.00%, 1/15/36	2,945	3,095,460

4.00%, 6/1/34	1,000	1,162,470

Corpus Christi, TX:

5.00%, 3/1/25	985	1,098,108

5.00%, 3/1/26	1,025	1,170,714

12	See Notes to Financial Statements.

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Corpus Christi, TX: (continued)

5.00%, 3/1/27	$1,080	$1,264,702

5.00%, 3/1/28	1,135	1,357,880

5.00%, 3/1/29	1,180	1,439,093

5.00%, 3/1/30	1,250	1,552,338

Cypress-Fairbanks Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/22	1,355	1,357,331

Denton Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/24	3,000	2,917,650

Edina, MN, 5.00%, 2/1/30	125	149,775

Florida Board of Education, 5.00%, 6/1/22	8,415	8,543,413

Hartnell Community College District, CA, (Election of 2002), 0.00% to 8/1/22, 8/1/34	85	104,094

Henrico County, VA, 5.00%, 8/1/27	200	238,878

Hutto Independent School District, TX, (PSF Guaranteed), 0.00%, 8/1/22	525	523,362

Lamar Consolidated Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/36	1,500	1,620,255

Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/22	700	698,110

Massachusetts, 5.00%, 12/1/24	5,000	5,541,250

Meramec Valley R-III School District, MO, 3.00%, 3/1/35	30	31,759

Mercer County, NJ, 2.00%, 2/15/32	3,295	3,225,673

Miami-Dade County, FL, 5.00%, 7/1/26	1,000	1,159,200

Montgomery, AL, 3.00%, 2/1/22	1,685	1,685,000

Mountain View Whisman School District, CA, (Election of 2020):

4.00%, 9/1/32	10	11,821

4.00%, 9/1/33	25	29,452

Mountain View-Los Altos Union High School District, CA:

0.00%, 8/1/23	945	933,244

0.00%, 8/1/24	900	874,899

New York, NY, 5.00%, 8/1/26	1,000	1,155,660

Oconee County, GA, 4.00%, 1/1/34	15	17,710

Ohio, 5.00%, 12/15/23	1,000	1,075,670

Oregon, 1.90%, 6/1/30	950	945,735

Paradise Valley Unified School District No. 69, AZ, 5.00%, 7/1/22	2,080	2,119,686

Ridgefield, CT, 5.00%, 7/15/22	2,425	2,475,464

River Vale Township Board of Education, NJ:

2.00%, 6/15/32	1,280	1,226,995

2.00%, 6/15/33	1,300	1,230,827

Rose Tree Media School District, PA, 5.00%, 4/1/27	1,000	1,149,940

St. Helens School District No. 502, OR:

0.00%, 6/15/38	1,000	650,340

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

St. Helens School District No. 502, OR: (continued)

5.00%, (0.00% until 6/15/22), 6/15/30	$880	$1,080,895

Sugar Land, TX, 5.00%, 2/15/23	1,105	1,154,780

Texas Public Finance Authority, 5.00%, 10/1/22	100	102,984

Utah, 5.00%, 7/1/22	3,915	3,990,051

Wake County, NC, 5.00%, 4/1/22	1,000	1,007,730

Wauwatosa School District, WI, 5.00%, 9/1/22	105	107,771

West Valley-Mission Community College District, CA, 5.00%, 8/1/25	300	339,975

Williamson County, TN, 5.00%, 4/1/25	3,475	3,892,834

Wylie Independent School District, TX, (PSF Guaranteed), 2.25% to 8/15/23, 8/15/41(3)	4,525	4,591,608

		$96,475,218

Hospital — 9.1%

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.):

4.00%, 4/1/33	$90	$103,037

4.00%, 4/1/36	555	630,752

Indiana Finance Authority, (Community Foundation of Northwest Indiana Obligated Group), 5.00%, 9/1/25	650	735,976

Missouri Health and Educational Facilities Authority, (Mercy Health):

5.00%, 6/1/26	2,500	2,881,150

5.00%, 6/1/27	3,500	4,135,880

New Jersey Health Care Facilities Financing Authority, (Virtua Health), (LOC: TD Bank, N.A.), 0.03%, 7/1/43(1)	5,000	5,000,000

New York Dormitory Authority, (Maimonides Medical Center):

3.00%, 8/1/38	610	651,919

3.00%, 8/1/40	170	181,099

4.00%, 8/1/31	350	393,012

University of Colorado Hospital Authority, (SPA: TD Bank, N.A.), 0.06%, 11/15/39(1)	7,725	7,725,000

Wisconsin Health and Educational Facilities Authority, (Advocate Aurora Health Credit Group), 5.00% to 1/31/24 (Put Date), 8/15/54	6,000	6,495,660

Wisconsin Health and Educational Facilities Authority, (Aspirus, Inc. Obligated Group), 5.00%, 8/15/34	1,000	1,249,400

		$30,182,885

Housing — 2.1%

Connecticut Housing Finance Authority, 1.85%, 11/15/31	$390	$377,118

New York Dormitory Authority, (State University Dormitory Facilities), Prerefunded to 7/1/22, 5.00%, 7/1/26	135	137,558

New York Housing Finance Agency, Green Bonds, 2.75%, 11/1/22	2,205	2,236,907

13	See Notes to Financial Statements.

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Housing (continued)

New York Housing Finance Agency, Sustainability Bonds, 1.10%, 5/1/26	$625	$617,144

North Dakota Housing Finance Agency, (SPA: TD Bank, N.A.), 0.06%, 1/1/46(1)	3,600	3,600,000

		$6,968,727

Insured – Electric Utilities — 2.3%

Lower Colorado River Authority, TX:

(AGM), 5.00%, 5/15/27(2)	$1,380	$1,626,371

(AGM), 5.00%, 5/15/28(2)	2,285	2,730,392

(AGM), 5.00%, 5/15/29(2)	1,790	2,193,717

(AGM), 5.00%, 5/15/30(2)	960	1,198,877

		$7,749,357

Insured – Water and Sewer — 0.1%

Harris County Municipal Utility District No. 374, TX, (BAM), 3.00%, 9/1/26	$310	$324,173

		$324,173

Lease Revenue / Certificates of Participation — 13.4%

Arizona, Certificates of Participation, Escrowed to Maturity, 5.00%, 10/1/24	$2,000	$2,203,900

California Public Works Board:

5.00%, 8/1/29(2)	2,400	2,852,208

5.00%, 8/1/30(2)	2,785	3,361,746

5.00%, 8/1/31(2)	2,560	3,138,253

5.00%, 9/1/39	4,850	5,291,495

Colorado, (Rural Colorado), 5.00%, 12/15/25	6,000	6,839,040

Malibu, CA:

5.00%, 11/1/38	275	276,125

5.00%, 11/1/43	225	225,909

5.00%, 11/1/48	375	376,403

Palm Beach County School Board, FL, 5.00%, 8/1/31	5,000	5,600,400

Pasadena Area Community College District, CA, Certificates of Participation, 4.00%, 8/1/51	13,780	14,376,536

		$44,542,015

Other Revenue — 3.0%

Johnson County Public Building Commission, KS, (Courthouse and Medical Examiner’s Facility), 5.00%, 9/1/25	$3,025	$3,423,967

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/35	5,000	6,424,690

		$9,848,657

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 5.1%

District of Columbia, Income Tax Revenue, 5.00%, 10/1/22	$1,500	$1,545,465

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 11/1/23	1,000	1,071,660

New York Dormitory Authority, Personal Income Tax Revenue:

5.00%, 2/15/24	1,500	1,622,415

5.00%, 2/15/25	50	55,651

5.00%, 3/15/32	2,790	3,536,185

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/28	5,770	6,511,849

New York State Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/22	2,750	2,765,565

		$17,108,790

Transportation — 0.7%

Wisconsin, Transportation Revenue, 5.00%, 7/1/24	$2,000	$2,183,960

		$2,183,960

Water and Sewer — 1.9%

Clear Lake City Water Authority, TX, 3.00%, 3/1/37	$700	$732,305

Coeur d’Alene, ID, Wastewater Revenue, 4.00%, 9/1/33	625	746,400

Kansas City, MO, Sanitary Sewer System Revenue, 5.00%, 1/1/25	500	555,705

North Texas Municipal Water District, 5.00%, 9/1/24	1,120	1,210,843

Raleigh, NC, Combined Enterprise System Revenue, 5.00%, 3/1/26	360	414,889

San Francisco City and County Public Utilities Commission, CA, Wastewater Revenue, Green Bonds, 2.125% to 10/1/23 (Put Date), 10/1/48	2,500	2,539,450

		$6,199,592

Total Tax-Exempt Municipal Obligations — 82.8% (identified cost $272,509,539)		$274,648,288

Taxable Municipal Obligations — 0.8%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.2%

Fond du Lac County, WI, (Bug Tussel 1, LLC), Social Bonds, 2.165%, 11/1/27(4)	$715	$707,063

		$707,063

14	See Notes to Financial Statements.

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 0.6%

Louisiana, Unclaimed Property Special Revenue:

1.979%, 9/1/32	$1,000	$935,890

2.179%, 9/1/34	1,000	926,300

		$1,862,190

Water and Sewer — 0.0%(5)

Decatur, AL, Water and Sewer Revenue, 0.95%, 8/15/26	$120	$115,888

		$115,888

Total Taxable Municipal Obligations — 0.8% (identified cost $2,835,000)		$2,685,141

U.S. Treasury Obligations — 13.2%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Notes:

0.375%, 12/31/25	$24,565	$23,495,079

1.125%, 2/15/31	16,244	15,388,018

1.25%, 5/31/28	4,000	3,886,406

1.625%, 5/15/31	976	964,486

Total U.S. Treasury Obligations — 13.2% (identified cost $44,772,250)		$43,733,989

Total Investments — 96.8% (identified cost $320,116,789)		$321,067,418

Other Assets, Less Liabilities — 3.2%		$10,742,651

Net Assets — 100.0%		$331,810,069

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2022, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	14.0%

California	11.8%

Others, representing less than 10% individually	57.8%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2022, 2.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 2.4% of total investments.

(1)

Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, is determined by the remarketing agent and represents the rate in effect at January 31, 2022.

(2)	When-issued security.

(3)	Multi-step coupon security. Interest rate represents the rate in effect at January 31, 2022.

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At January 31, 2022, the aggregate value of these securities is $707,063 or 0.2% of the Fund’s net assets.

(5)	Amount is less than 0.05%.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

LOC	–	Letter of Credit

PSF	–	Permanent School Fund

SPA	–	Standby Bond Purchase Agreement

15	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2022

Portfolio of Investments

Tax-Exempt Municipal Obligations — 81.8%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.5%

Alaska Municipal Bond Bank Authority, 5.00%, 3/1/30	$1,145	$1,260,748

New York State Environmental Facilities Corp., (State Revolving Fund), Green Bonds, 4.00%, 8/15/51	2,000	2,327,840

Ohio Water Development Authority, Water Pollution Control Loan Fund, Green Bonds, 4.00%, 12/1/46	6,000	6,973,620

		$10,562,208

Education — 2.5%

Bethlehem Area School District Authority, PA:

0.377%, (67% of SOFR + 0.35%), 11/1/25 (Put Date), 1/1/30(1)	$3,990	$3,970,808

0.377%, (67% of SOFR + 0.35%), 11/1/25 (Put Date), 1/1/32(1)	1,000	995,190

Connecticut Health and Educational Facilities Authority, (Westminster School), 4.00%, 7/1/38	2,050	2,232,942

Los Ranchos de Albuquerque, NM, (Albuquerque Academy), 4.00%, 9/1/40	600	668,172

Miami University, OH, 5.00%, 9/1/33(2)	775	968,246

Nevada System of Higher Education, 5.00%, 7/1/23	500	529,820

New York Dormitory Authority, (School Districts Revenue Bond Financing Program), 5.00%, 10/1/32	1,530	1,901,346

South Dakota Health and Educational Facilities Authority, (Vocation Education Program), 5.00%, 8/1/27	1,200	1,347,588

University of Hawaii, 3.00%, 10/1/31	2,435	2,643,388

Virginia Commonwealth University, 4.00%, 11/1/32	1,285	1,468,228

Zionsville Community Schools Building Corp., IN, 5.00%, 7/15/25	350	382,575

		$17,108,303

Electric Utilities — 3.5%

American Municipal Power-Ohio, Inc., OH, (Freemont Energy Center), 4.00%, 2/15/38	$2,500	$2,872,275

Florida Municipal Power Agency:

3.00%, 10/1/32	1,750	1,865,482

3.00%, 10/1/33	1,100	1,170,719

Garland, TX, Electric Utility System Revenue:

4.00%, 3/1/32	1,015	1,166,134

4.00%, 3/1/33	1,055	1,211,520

4.00%, 3/1/34	375	430,410

New Braunfels, TX, Utility System Revenue, 4.00%, 7/1/33	1,070	1,215,167

North Carolina Municipal Power Agency Number 1, (Catawba), 5.00%, 1/1/23	1,485	1,543,702

Seattle, WA, Municipal Light and Power Revenue, 0.31%, (SIFMA + 0.25%), 11/1/26 (Put Date), 5/1/45(1)	2,000	2,017,360

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)

Springfield Electric System Revenue, IL:

5.00%, 3/1/27	$3,000	$3,330,990

5.00%, 3/1/28	3,475	3,852,837

5.00%, 3/1/29	3,325	3,681,207

		$24,357,803

Escrowed / Prerefunded — 2.0%

Homewood, AL, Prerefunded to 9/1/26, 5.00%, 9/1/32	$370	$428,153

Illinois Finance Authority, (Northwestern Memorial HealthCare), Prerefunded to 8/15/22, 4.00%, 8/15/42	1,000	1,018,500

Louisiana Transportation Authority:

Prerefunded to 8/15/23, 5.00%, 8/15/30	1,885	2,003,906

Prerefunded to 8/15/23, 5.00%, 8/15/31	1,230	1,307,588

Prerefunded to 8/15/23, 5.00%, 8/15/32	1,090	1,158,757

Massachusetts School Building Authority, Dedicated Sales Tax Revenue, Prerefunded to 5/15/23, 5.00%, 5/15/33	2,000	2,109,180

South Dakota Building Authority:

Prerefunded to 6/1/24, 5.00%, 6/1/26	1,000	1,091,490

Prerefunded to 6/1/24, 5.00%, 6/1/32	1,500	1,637,235

Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), Prerefunded to 8/15/22, 5.00%, 8/15/32	2,885	2,954,586

		$13,709,395

General Obligations — 28.4%

Adams 12 Five Star Schools, CO, 5.00%, 12/15/30	$5,000	$5,827,950

Anchorage, AK, Prerefunded to 9/1/25, 5.00%, 9/1/28	1,835	2,078,394

Austin Independent School District, TX, (PSF Guaranteed), 4.00%, 8/1/32(2)	5,355	6,430,925

Batavia, IL, 4.00%, 11/1/24	755	774,086

Beaumont, TX, Certificates of Obligation:

4.00%, 3/1/31	930	1,078,577

4.00%, 3/1/33	500	575,790

4.00%, 3/1/34	1,000	1,149,370

5.00%, 3/1/30	1,000	1,242,720

Brazoria County, TX, 5.00%, 3/1/29	1,685	2,053,712

Brookline, MA, 5.00%, 3/15/30	2,270	2,796,595

California:

0.49%, (SIFMA + 0.43%), 12/1/23 (Put Date), 12/1/29(1)	23,160	23,197,751

4.00%, 8/1/36	2,025	2,216,160

Cape May County, NJ, 3.00%, 10/1/29	1,095	1,174,037

Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/36	1,035	689,455

Cleveland Municipal School District, OH, 5.00%, 12/1/32	4,260	4,479,731

16	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Connecticut:

3.00%, 1/15/32	$2,900	$3,116,079

4.00%, 1/15/34	7,500	8,790,450

Crystal Lake, IL, 4.00%, 12/15/23	455	467,149

Dallas County, TX, 5.00%, 8/15/29	5,200	6,025,344

Decatur, IL, 5.00%, 3/1/23	1,030	1,073,672

Denton County, TX, 4.00%, 7/15/30	1,000	1,141,580

El Monte Union High School District, CA, (Election of 2018):

4.00%, 6/1/33	250	278,963

4.00%, 6/1/34	300	334,269

Frisco Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/32	3,260	3,877,998

Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/26	1,000	935,350

Glendale Unified School District, CA, 0.00%, 9/1/30	5,280	4,065,864

Greensboro, NC, 5.00%, 2/1/28	1,790	2,079,210

Hawaii County, HI, 5.00%, 9/1/24	1,000	1,100,140

Kennewick School District No. 17, WA, 4.00%, 12/1/32	1,095	1,291,782

La Grange Park District, IL, 5.00%, 12/1/22	440	455,690

Lakeland, FL, 5.00%, 10/1/31	1,860	2,072,561

Long Beach Unified School District, CA, (Election of 2008):

0.00%, 8/1/31	1,675	1,216,201

0.00%, 8/1/32	1,500	1,041,570

Los Angeles Community College District, CA, (Election of 2008), 4.00%, 8/1/34	5,000	5,570,450

Los Angeles Unified School District, CA:

4.00%, 7/1/33	1,000	1,164,760

4.00%, 7/1/38	6,550	7,480,297

Macomb County, MI, 4.00%, 5/1/24	1,000	1,064,250

Madison County, TN, 5.00%, 5/1/23	1,115	1,173,749

Morris Township, NJ, 3.00%, 11/1/29	85	90,171

Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/25	2,115	2,019,529

Neshaminy School District, PA, 4.00%, 11/1/26	660	694,927

New Hampshire, 4.00%, 12/1/32	2,085	2,401,628

New Jersey, 4.00%, 6/1/31	8,450	9,811,210

New York Dormitory Authority, Personal Income Tax Revenue:

3.00%, 3/15/41	8,100	8,264,389

5.00%, 3/15/35	5,000	6,424,690

5.00%, 3/15/36	5,000	6,407,000

Pacifica School District, CA, (Election of 2018), 4.00%, 8/1/50	2,000	2,249,720

Pennsylvania, Prerefunded to 6/1/22, 4.00%, 6/1/30	1,400	1,416,744

Richland County School District No. 2, SC, 4.00%, 3/1/32	3,000	3,512,580

Rio Grande City Grulla Independent School District, TX, (PSF Guaranteed):

4.00%, 8/15/32	1,160	1,388,474

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Rio Grande City Grulla Independent School District, TX, (PSF Guaranteed): (continued)

4.00%, 8/15/33	$1,175	$1,403,432

4.00%, 8/15/34	1,345	1,603,173

Rowland Unified School District, CA, (Election of 2012), 0.00%, 8/1/33	2,735	1,732,294

San Diego Community College District, CA, Prerefunded to 8/1/26, 4.00%, 8/1/32	5,000	5,595,950

San Dieguito Union High School District, CA, (Election of 2012), 4.00%, 8/1/42	8,075	9,124,669

San Francisco Bay Area Rapid Transit District, CA, 4.00%, 8/1/33	1,350	1,468,179

San Juan Unified School District, CA, (Election of 2012), 4.00%, 8/1/31	3,250	3,602,820

South Suburban Park and Recreation District, CO, 5.00%, 12/15/29	1,120	1,397,670

Southfield, MI, 4.00%, 5/1/28	1,160	1,328,362

Tomball Independent School District, (PSF Guaranteed), 4.00%, 2/15/35(2)	1,755	2,087,766

Township High School District No. 204, IL, 4.25%, 12/15/22	1,230	1,269,262

Vermont, 4.00%, 8/15/32	3,365	4,057,281

Washington, 4.00%, 7/1/33	3,000	3,579,420

Zeeland Public Schools, MI, 5.00%, 5/1/24	1,000	1,085,910

		$195,599,881

Hospital — 4.5%

Arizona Health Facilities Authority, (Banner Health), 0.31%, (SIFMA + 0.25%), 11/4/26 (Put Date), 1/1/46(1)	$1,000	$1,000,360

California Health Facilities Financing Authority, (El Camino Hospital), 5.00%, 2/1/33	1,000	1,171,390

Carroll City-County Hospital Authority, GA, (Tanner Medical Center, Inc.), 5.00%, 7/1/34	2,560	2,879,232

Kansas Development Finance Authority, (Adventist Health System), 5.00%, 11/15/28	5,090	5,156,577

Massachusetts Development Finance Agency, (Berkshire Health Systems):

5.00%, 10/1/29	400	492,984

5.00%, 10/1/30	475	596,058

Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/24	800	845,728

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/24	215	233,324

Montgomery County, OH, (Dayton Children’s Hospital):

4.00%, 8/1/38	1,950	2,233,920

4.00%, 8/1/40	3,000	3,424,920

Montgomery County, OH, (Kettering Health Network Obligated Group):

3.00%, 8/1/34	300	314,256

17	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Montgomery County, OH, (Kettering Health Network Obligated Group): (continued)

5.00%, 8/1/31	$500	$629,210

Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania Health System), 4.00%, 8/15/34	1,360	1,563,728

Pima County Industrial Development Authority, AZ, (Tucson Medical Center):

4.00%, 4/1/35	800	926,584

4.00%, 4/1/36	845	977,682

4.00%, 4/1/37	875	1,011,334

5.00%, 4/1/33	1,000	1,260,280

Richmond County Hospital Authority, GA, (University Health Services, Inc.), 4.00%, 1/1/36	1,100	1,190,618

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/24	520	562,401

St. Paul Housing and Redevelopment Authority, MN, (HealthPartners Obligated Group), 5.00%, 7/1/30	600	670,122

Tampa, FL, (H. Lee Moffitt Cancer Center):

4.00%, 7/1/38	250	283,243

4.00%, 7/1/39	400	452,532

University of North Carolina Hospitals at Chapel Hill, 5.00%, 2/1/33	1,540	1,873,749

Yuma Industrial Development Authority, AZ, (Yuma Regional Medical Center), 5.00%, 8/1/22	1,000	1,022,270

		$30,772,502

Housing — 1.3%

Massachusetts Housing Finance Agency, 1.45% to 12/1/22 (Put Date), 12/1/49	$1,800	$1,803,456

New York Mortgage Agency:

2.05%, 4/1/28	1,000	1,003,140

2.15%, 4/1/29	1,390	1,395,880

2.25%, 4/1/30	1,000	1,000,070

2.35%, 4/1/31	1,835	1,840,119

2.40%, 10/1/31	1,130	1,135,345

Seattle Housing Authority, WA, (Northgate Plaza), 1.00%, 6/1/26	1,000	976,540

		$9,154,550

Insured – Electric Utilities — 0.5%

Municipal Electric Authority of Georgia, (Plant Vogtle Units 3 and 4):

(AGM), 4.00%, 1/1/38	$300	$337,725

(AGM), 4.00%, 1/1/38	300	338,421

(AGM), 4.00%, 1/1/39	345	387,849

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities (continued)

Municipal Electric Authority of Georgia, (Plant Vogtle Units 3 and 4): (continued)

(AGM), 4.00%, 1/1/39	$305	$343,589

(AGM), 4.00%, 1/1/40	315	353,562

(AGM), 4.00%, 1/1/40	400	449,892

(AGM), 4.00%, 1/1/41	485	543,646

(AGM), 4.00%, 1/1/41	500	561,230

		$3,315,914

Insured – General Obligations — 1.6%

Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/33	$3,535	$2,213,617

Port Arthur Independent School District, TX, (AGM), 4.00%, 2/15/34	1,425	1,654,582

San Mateo County Community College District, CA, (Election of 2005), (NPFG), 0.00%, 9/1/29	5,000	4,384,600

Yonkers, NY:

(BAM), 4.00%, 5/1/34	695	792,487

(BAM), 4.00%, 5/1/34	1,755	2,013,371

		$11,058,657

Insured – Special Tax Revenue — 0.5%

Westwood Magnolia Parkway Improvement District, TX:

(BAM), 4.00%, 6/15/38	$755	$852,448

(BAM), 4.00%, 6/15/39	785	884,404

(BAM), 4.00%, 6/15/40	820	920,975

(BAM), 4.00%, 6/15/41	850	954,023

		$3,611,850

Insured – Transportation — 0.8%

Metropolitan Transportation Authority, NY, (AGM), 0.827%, (67% of SOFR + 0.80%), 4/1/26 (Put Date), 11/1/32(1)	$5,500	$5,494,115

		$5,494,115

Insured – Water and Sewer — 0.4%

Pittsburgh Water and Sewer Authority, PA, (AGM), 0.71%, (SIFMA + 0.65%), 12/1/23 (Put Date), 9/1/40(1)	$3,000	$3,019,530

		$3,019,530

Lease Revenue / Certificates of Participation — 2.2%

Aspen Fire Protection District, CO:

4.00%, 12/1/24	$130	$139,593

4.00%, 12/1/28	225	255,821

18	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)

Greater Texas Cultural Education Facilities Finance Corp., (Epicenter Multipurpose Facilities):

5.00%, 3/1/30	$475	$586,269

5.00%, 3/1/31	500	627,705

5.00%, 3/1/32	750	938,415

Oklahoma County Finance Authority, OK, (Deer Creek Public Schools), 5.00%, 12/1/26	1,410	1,595,739

Orange County School Board, FL, 5.00%, 8/1/26	4,300	4,971,402

Palo Alto, CA, (California Avenue Parking Garage):

5.00%, 11/1/36	1,295	1,579,589

5.00%, 11/1/37	260	317,062

5.00%, 11/1/38	420	511,405

5.00%, 11/1/39	425	516,881

Palo Alto, CA, Certificates of Participation, 3.00%, 11/1/33	1,310	1,443,803

St. Louis County Special School District, MO, 4.00%, 4/1/29	525	600,337

Virginia Public Building Authority, 4.00%, 8/1/35	800	924,896

		$15,008,917

Other Revenue — 11.3%

Bexar County, TX, Motor Vehicle Rental Tax Revenue, 4.00%, 8/15/36	$1,000	$1,119,190

Black Belt Energy Gas District, AL, 4.00% to 12/1/26 (Put Date), 10/1/52	16,500	18,146,865

California Infrastructure and Economic Development Bank, (California Academy of Sciences), 0.41%, (SIFMA + 0.35%), 8/1/24 (Put Date), 8/1/47(1)	2,500	2,502,825

Fort Myers, FL, Capital Improvement Revenue:

5.00%, 12/1/30	1,055	1,198,712

5.00%, 12/1/31	965	1,096,066

5.00%, 12/1/35	380	429,788

5.00%, 12/1/36	450	508,239

Hudson Yards Infrastructure Corp., NY, Green Bonds, 4.00%, 2/15/37	2,000	2,326,500

Kentucky Public Energy Authority, Gas Supply Revenue:

4.00% to 6/1/25 (Put Date), 12/1/49	5,000	5,378,000

4.00% to 2/1/28 (Put Date), 2/1/50	16,500	18,394,860

Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 12/1/33	2,425	2,969,340

Main Street Natural Gas, Inc., GA, Gas Supply Revenue:

(Liq: Royal Bank of Canada), 0.63%, (SIFMA + 0.57%), 12/1/23 (Put Date), 8/1/48(1)	8,000	8,017,360

Orange County, FL, Tourist Development Tax Revenue, 4.00%, 10/1/32	4,585	5,097,328

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Patriots Energy Group Financing Agency, SC, Gas Supply Revenue, (Liq: Royal Bank of Canada), 4.00% to 2/1/24 (Put Date), 10/1/48	$10,000	$10,527,800

		$77,712,873

Senior Living / Life Care — 0.2%

Colorado Health Facilities Authority, (Covenant Living Communities and Services), 4.00%, 12/1/40	$500	$561,920

North Carolina Medical Care Commission, (Deerfield Episcopal Retirement Community, Inc.), 5.00%, 11/1/31	1,000	1,135,390

		$1,697,310

Special Tax Revenue — 2.5%

New York City Transitional Finance Authority, NY, Future Tax Revenue:

4.00%, 11/1/38	$1,500	$1,719,930

4.00%, 2/1/40(2)	2,500	2,865,850

4.00%, 2/1/42(2)	5,700	6,502,959

5.00%, 11/1/31	3,220	3,321,913

New York Dormitory Authority, Personal Income Tax Revenue, 4.00%, 3/15/38	1,250	1,424,362

New York State Urban Development Corp., Sales Tax Revenue, 3.00%, 3/15/40	1,035	1,058,567

		$16,893,581

Transportation — 12.7%

Bay Area Toll Authority, CA, Toll Bridge Revenue, (San Francisco Bay Area), 0.51%, (SIFMA + 0.45%), 4/1/26 (Put Date), 4/1/56(1)	$2,000	$2,014,860

Central Texas Regional Mobility Authority, 5.00%, 1/1/34	1,250	1,543,600

Charlotte, NC, (Charlotte Douglas International Airport), 4.00%, 7/1/38	1,000	1,159,130

Chicago, IL, (O’Hare International Airport):

5.00%, 1/1/33	1,000	1,093,890

5.00%, 1/1/34	1,000	1,092,400

5.00%, 1/1/34	2,500	3,053,125

5.25%, 1/1/33	3,750	4,407,675

5.25%, 1/1/34	3,750	4,404,562

5.25%, 1/1/37	1,500	1,762,365

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/32	3,825	4,087,969

El Paso, TX, (El Paso International Airport):

5.00%, 8/15/22	655	671,028

5.00%, 8/15/33	955	1,181,755

Florida Department of Transportation, 5.00%, 7/1/28	2,455	2,856,172

19	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Georgia Ports Authority:

5.00%, 7/1/30	$1,400	$1,759,072

5.00%, 7/1/33	2,625	3,358,766

Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	1,000	1,125,220

Illinois Toll Highway Authority, 5.00%, 1/1/33	100	112,653

Maine Turnpike Authority:

4.00%, 7/1/42(2)	2,400	2,771,136

5.00%, 7/1/35(2)	1,000	1,282,210

Metropolitan Transportation Authority, NY:

0.363%, (67% of SOFR + 0.33%), 4/1/24 (Put Date), 11/1/35(1)	2,375	2,356,903

5.00%, 11/15/29	5,965	6,677,579

5.00%, 11/15/29	1,390	1,576,802

Series 2015F, 5.00%, 11/15/28	2,560	2,868,275

Metropolitan Transportation Authority, NY, Green Bonds:

4.00%, 11/15/32	5,000	5,467,100

5.00%, 11/15/25	3,480	3,925,196

Pennsylvania Turnpike Commission, 4.00%, 12/1/43	1,325	1,512,488

Riverside County Transportation Commission, CA:

4.00%, 6/1/37	2,375	2,751,129

4.00%, 6/1/38	2,625	3,032,138

4.00%, 6/1/39	2,575	2,964,958

Salt Lake City, UT, (Salt Lake City International Airport):

5.00%, 7/1/35	1,685	2,011,755

5.00%, 7/1/36	1,615	1,925,548

San Francisco City and County Airport Commission, CA, (San Francisco International Airport), 5.00%, 5/1/34	2,950	3,721,100

Triborough Bridge and Tunnel Authority, NY, 0.407%, (67% of SOFR + 0.38%), 2/1/24 (Put Date), 1/1/32(1)	3,000	3,000,960

Wayne County Airport Authority, MI, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/34	3,000	3,642,900

		$87,172,419

Water and Sewer — 5.4%

East Bay Municipal Utility District, CA, Water System Revenue, 5.00%, 6/1/30	$3,870	$4,334,129

Garland, TX, Water and Sewer System Revenue, 4.00%, 3/1/31	1,370	1,572,335

Hamilton County, OH, Sewer System, 5.00%, 12/1/24	1,000	1,073,210

Kansas City, MO, Sanitary Sewer System Revenue, 5.00%, 1/1/30	600	719,424

New York City Municipal Water Finance Authority, NY, (Water and Sewer System):

4.00%, 6/15/36	6,000	6,818,340

4.00%, 6/15/39	6,000	6,944,160

Series EE, 5.00%, 6/15/35	1,155	1,219,830

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

Rancho California Water District Financing Authority:

4.00%, 8/1/37	$2,275	$2,644,392

4.00%, 8/1/38	4,500	5,210,415

San Diego Public Facilities Financing Authority, CA, Water Revenue:

4.00%, 8/1/38	1,000	1,156,780

4.00%, 8/1/39	1,000	1,153,390

South Central Connecticut Regional Water Authority:

5.00%, 8/1/25(2)	1,195	1,326,331

5.00%, 8/1/26(2)	1,000	1,135,210

Westmoreland County Municipal Authority, PA, Water and Sewer Revenue, Prerefunded to 8/15/23, 5.00%, 8/15/31	1,735	1,844,444

		$37,152,390

Total Tax-Exempt Municipal Obligations — 81.8% (identified cost $551,661,269)		$563,402,198

Taxable Municipal Obligations — 0.4%
Security	Principal Amount (000’s omitted)	Value

General Obligations — 0.2%

Charleston County, SC, 1.773%, 12/1/28	$1,430	$1,400,528

		$1,400,528

Special Tax Revenue — 0.2%

Successor Agency to San Diego Redevelopment Agency, CA:

3.625%, 9/1/25	$500	$533,025

3.75%, 9/1/26	625	670,375

		$1,203,400

Total Taxable Municipal Obligations — 0.4% (identified cost $2,552,842)		$2,603,928

U.S. Treasury Obligations — 14.9%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Notes:

1.125%, 2/29/28	$60,000	$57,993,750

1.125%, 2/15/31	40,850	38,697,397

1.75%, 11/15/29	14	14,023

20	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Notes: (continued)

2.25%, 11/15/27	$6,000	$6,186,328

Total U.S. Treasury Obligations — 14.9% (identified cost $104,916,817)		$102,891,498

Total Investments — 97.1% (identified cost $659,130,928)		$668,897,624

Other Assets, Less Liabilities — 2.9%		$20,188,037

Net Assets — 100.0%		$689,085,661

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2022, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

California	17.1%

New York	14.5%

Others, representing less than 10% individually	50.6%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2022, 4.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.7% to 2.3% of total investments.

(1)	Variable rate security. The stated interest rate represents the rate in effect at January 31, 2022.

(2)	When-issued security.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

Liq	–	Liquidity Provider

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SOFR	–	Secured Overnight Financing Rate

21	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2022

Statements of Assets and Liabilities

	January 31, 2022
Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Investments —

Identified cost	$320,116,789	$659,130,928

Unrealized appreciation	950,629	9,766,696

Investments, at value	$321,067,418	$668,897,624

Cash	$26,047,285	$26,122,740

Interest receivable	2,548,846	5,540,821

Receivable for investments sold	31,183,232	31,255,507

Receivable for Fund shares sold	539,451	1,774,494

Receivable from affiliates	—	99,361

Total assets	$381,386,232	$733,690,547

Liabilities

Payable for investments purchased	$22,675,683	$15,822,496

Payable for when-issued securities	26,025,946	25,695,414

Payable for Fund shares redeemed	548,009	2,000,539

Distributions payable	63,533	445,338

Payable to affiliates:

Investment adviser and administration fee	129,041	358,007

Distribution and service fees	30,081	20,649

Accrued expenses	103,870	262,443

Total liabilities	$49,576,163	$44,604,886

Net Assets	$331,810,069	$689,085,661

Sources of Net Assets

Paid-in capital	$330,705,971	$679,031,903

Distributable earnings	1,104,098	10,053,758

Net Assets	$331,810,069	$689,085,661

Class A Shares

Net Assets	$119,419,435	$61,491,937

Shares Outstanding	11,427,958	4,923,720

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.45	$12.49

Maximum Offering Price Per Share

(100 ÷ 97.75 and 95.25, respectively, of net asset value per share)	$10.69	$13.11

Class C Shares

Net Assets	$4,603,144	$8,362,085

Shares Outstanding	443,111	669,903

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.39	$12.48

Class I Shares

Net Assets	$207,787,490	$619,231,639

Shares Outstanding	19,877,275	49,534,061

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.45	$12.50

On sales of $100,000 or more ($50,000 or more for Intermediate-Term Municipal Bond Fund), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

22	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2022

Statements of Operations

	Year Ended January 31, 2022
Investment Income	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Interest	$5,083,879	$13,400,960

Total investment income	$5,083,879	$13,400,960

Expenses

Investment adviser and administration fee	$1,646,969	$4,045,771

Distribution and service fees

Class A	322,524	164,529

Class C	58,872	98,112

Trustees’ fees and expenses	17,754	34,000

Custodian fee	89,966	162,731

Transfer and dividend disbursing agent fees	104,126	679,918

Legal and accounting services	55,628	60,075

Printing and postage	12,547	45,839

Registration fees	75,004	115,121

Miscellaneous	19,203	27,320

Total expenses	$2,402,593	$5,433,416

Deduct —

Allocation of expenses to affiliates	$—	$787,856

Total expense reductions	$—	$787,856

Net expenses	$2,402,593	$4,645,560

Net investment income	$2,681,286	$8,755,400

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$772,723	$436,464

Net realized gain	$772,723	$436,464

Change in unrealized appreciation (depreciation) —

Investments	$(11,253,128)	$(29,594,234)

Net change in unrealized appreciation (depreciation)	$(11,253,128)	$(29,594,234)

Net realized and unrealized loss	$(10,480,405)	$(29,157,770)

Net decrease in net assets from operations	$(7,799,119)	$(20,402,370)

23	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2022

Statements of Changes in Net Assets

	Year Ended January 31, 2022
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

From operations —

Net investment income	$2,681,286	$8,755,400

Net realized gain	772,723	436,464

Net change in unrealized appreciation (depreciation)	(11,253,128)	(29,594,234)

Net decrease in net assets from operations	$(7,799,119)	$(20,402,370)

Distributions to shareholders —

Class A	$(1,469,566)	$(925,027)

Class C	(30,531)	(62,438)

Class I	(3,179,062)	(10,113,572)

Total distributions to shareholders	$(4,679,159)	$(11,101,037)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$12,793,020	$15,541,810

Class C	544,607	1,040,821

Class I	74,416,982	267,233,472

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,246,260	467,442

Class C	22,375	27,373

Class I	2,157,637	4,193,986

Cost of shares redeemed

Class A	(27,132,468)	(19,390,738)

Class C	(1,866,052)	(3,100,767)

Class I	(114,372,021)	(161,288,683)

Net asset value of shares converted

Class A	1,367,757	403,852

Class C	(1,367,757)	(403,852)

Net increase (decrease) in net assets from Fund share transactions	$(52,189,660)	$104,724,716

Net increase (decrease) in net assets	$(64,667,938)	$73,221,309

Net Assets

At beginning of year	$396,478,007	$615,864,352

At end of year	$331,810,069	$689,085,661

24	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2022

Statements of Changes in Net Assets — continued

	Year Ended January 31, 2021
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

From operations —

Net investment income	$2,843,920	$8,502,207

Net realized gain	10,214,030	6,573,299

Net change in unrealized appreciation (depreciation)	1,177,456	9,520,145

Net increase in net assets from operations	$14,235,406	$24,595,651

Distributions to shareholders —

Class A	$(3,541,498)	$(1,397,936)

Class C	(225,972)	(236,214)

Class I	(7,550,247)	(12,206,858)

Total distributions to shareholders	$(11,317,717)	$(13,841,008)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$37,249,781	$26,132,084

Class C	2,669,333	3,433,108

Class I	205,494,247	283,643,750

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	3,020,755	737,478

Class C	191,875	108,364

Class I	5,658,271	5,773,149

Cost of shares redeemed

Class A	(28,758,476)	(13,990,430)

Class C	(6,597,195)	(12,480,513)

Class I	(116,376,065)	(165,714,673)

Net asset value of shares converted

Class A	13,939,311	2,763,847

Class C	(13,939,311)	(2,763,847)

Net increase in net assets from Fund share transactions	$102,552,526	$127,642,317

Net increase in net assets	$105,470,215	$138,396,960

Net Assets

At beginning of year	$291,007,792	$477,467,392

At end of year	$396,478,007	$615,864,352

25	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2022

Financial Highlights

	Short-Term Municipal Bond Fund — Class A

	Year Ended January 31,
	2022	2021	2020	2019	2018

Net asset value — Beginning of year	$10.830	$10.660	$10.350	$10.300	$10.370

Income (Loss) From Operations

Net investment income	$0.059	$0.077 (1)	$0.160 (1)	$0.154 (1)	$0.149

Net realized and unrealized gain (loss)	(0.316)	0.401	0.308	0.049	(0.074)

Total income (loss) from operations	$(0.257)	$0.478	$0.468	$0.203	$0.075

Less Distributions

From net investment income	$(0.057)	$(0.078)	$(0.158)	$(0.153)	$(0.145)

From net realized gain	(0.066)	(0.230)	—	—	—

Total distributions	$(0.123)	$(0.308)	$(0.158)	$(0.153)	$(0.145)

Net asset value — End of year	$10.450	$10.830	$10.660	$10.350	$10.300

Total Return(2)	(2.39)%	4.51%	4.56%	2.00%	0.71%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$119,419	$135,622	$109,210	$113,654	$149,651

Ratios (as a percentage of average daily net assets):

Expenses	0.80%	0.82%	0.88%	0.91%	0.90%

Net investment income	0.59%	0.71%	1.52%	1.50%	1.39%

Portfolio Turnover	96%	176%	51%	67%	54%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

26	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2022

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class C

	Year Ended January 31,
	2022	2021	2020	2019	2018

Net asset value — Beginning of year	$10.790	$10.640	$10.320	$10.270	$10.340

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.017)	$0.005	$0.082	$0.077	$0.067

Net realized and unrealized gain (loss)	(0.317)	0.387	0.317	0.049	(0.071)

Total income (loss) from operations	$(0.334)	$0.392	$0.399	$0.126	$(0.004)

Less Distributions

From net investment income	$—	$(0.012)	$(0.079)	$(0.076)	$(0.066)

From net realized gain	(0.066)	(0.230)	—	—	—

Total distributions	$(0.066)	$(0.242)	$(0.079)	$(0.076)	$(0.066)

Net asset value — End of year	$10.390	$10.790	$10.640	$10.320	$10.270

Total Return(2)	(3.11)%	3.70%	3.88%	1.24%	(0.04)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,603	$7,473	$24,622	$35,832	$52,079

Ratios (as a percentage of average daily net assets):

Expenses	1.55%	1.57%	1.63%	1.66%	1.65%

Net investment income (loss)	(0.16)%	0.05%	0.78%	0.75%	0.64%

Portfolio Turnover	96%	176%	51%	67%	54%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

27	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2022

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class I

	Year Ended January 31,
	2022	2021	2020	2019	2018

Net asset value — Beginning of year	$10.830	$10.660	$10.350	$10.300	$10.370

Income (Loss) From Operations

Net investment income	$0.086	$0.105	$0.186	$0.181	$0.172

Net realized and unrealized gain (loss)	(0.316)	0.400	0.308	0.048	(0.071)

Total income (loss) from operations	$(0.230)	$0.505	$0.494	$0.229	$0.101

Less Distributions

From net investment income	$(0.084)	$(0.105)	$(0.184)	$(0.179)	$(0.171)

From net realized gain	(0.066)	(0.230)	—	—	—

Total distributions	$(0.150)	$(0.335)	$(0.184)	$(0.179)	$(0.171)

Net asset value — End of year	$10.450	$10.830	$10.660	$10.350	$10.300

Total Return(1)	(2.14)%	4.77%	4.82%	2.25%	0.96%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$207,787	$253,382	$157,176	$164,679	$179,156

Ratios (as a percentage of average daily net assets):

Expenses	0.55%	0.57%	0.63%	0.66%	0.65%

Net investment income	0.84%	0.92%	1.77%	1.75%	1.64%

Portfolio Turnover	96%	176%	51%	67%	54%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

28	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2022

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class A

	Year Ended January 31,
	2022	2021	2020	2019	2018

Net asset value — Beginning of year	$13.070	$12.810	$12.210	$12.160	$12.070

Income (Loss) From Operations

Net investment income	$0.135	$0.184	$0.228	$0.235	$0.227

Net realized and unrealized gain (loss)	(0.532)	0.385	0.637	0.050	0.090

Total income (loss) from operations	$(0.397)	$0.569	$0.865	$0.285	$0.317

Less Distributions

From net investment income	$(0.135)	$(0.184)	$(0.228)	$(0.235)	$(0.227)

From net realized gain	(0.048)	(0.125)	(0.037)	—	—

Total distributions	$(0.183)	$(0.309)	$(0.265)	$(0.235)	$(0.227)

Net asset value — End of year	$12.490	$13.070	$12.810	$12.210	$12.160

Total Return(1)(2)	(3.08)%	4.49%	7.15%	2.38%	2.62%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$61,492	$67,422	$50,697	$42,715	$48,494

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income	1.09%	1.41%	1.81%	1.95%	1.85%

Portfolio Turnover	61%	104%	74%	86%	62%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and/or sub-adviser reimbursed certain operating expenses (equal to 0.12%, 0.09%, 0.08%, 0.08% and 0.07% of average daily net assets for the years ended January 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

29	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2022

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class C

	Year Ended January 31,
	2022	2021	2020	2019	2018

Net asset value — Beginning of year	$13.070	$12.810	$12.210	$12.160	$12.060

Income (Loss) From Operations

Net investment income	$0.044 (1)	$0.092 (1)	$0.133	$0.143	$0.134

Net realized and unrealized gain (loss)	(0.548)	0.379	0.638	0.051	0.101

Total income (loss) from operations	$(0.504)	$0.471	$0.771	$0.194	$0.235

Less Distributions

From net investment income	$(0.038)	$(0.086)	$(0.134)	$(0.144)	$(0.135)

From net realized gain	(0.048)	(0.125)	(0.037)	—	—

Total distributions	$(0.086)	$(0.211)	$(0.171)	$(0.144)	$(0.135)

Net asset value — End of year	$12.480	$13.070	$12.810	$12.210	$12.160

Total Return(2)(3)	(3.88)%	3.70%	6.35%	1.61%	1.94%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$8,362	$11,226	$22,557	$24,456	$29,221

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.65%	1.65%	1.65%	1.65%	1.65%

Net investment income	0.34%	0.72%	1.08%	1.20%	1.10%

Portfolio Turnover	61%	104%	74%	86%	62%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator and/or sub-adviser reimbursed certain operating expenses (equal to 0.12%, 0.09%, 0.08%, 0.08% and 0.07% of average daily net assets for the years ended January 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

30	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2022

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class I

	Year Ended January 31,
	2022	2021	2020	2019	2018

Net asset value — Beginning of year	$13.090	$12.820	$12.220	$12.180	$12.080

Income (Loss) From Operations

Net investment income	$0.167	$0.216	$0.260	$0.265	$0.258

Net realized and unrealized gain (loss)	(0.542)	0.395	0.636	0.040	0.100

Total income (loss) from operations	$(0.375)	$0.611	$0.896	$0.305	$0.358

Less Distributions

From net investment income	$(0.167)	$(0.216)	$(0.259)	$(0.265)	$(0.258)

From net realized gain	(0.048)	(0.125)	(0.037)	—	—

Total distributions	$(0.215)	$(0.341)	$(0.296)	$(0.265)	$(0.258)

Net asset value — End of year	$12.500	$13.090	$12.820	$12.220	$12.180

Total Return(1)(2)	(2.90)%	4.82%	7.41%	2.63%	2.87%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$619,232	$537,216	$404,214	$396,647	$413,436

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.65%	0.65%	0.65%	0.65%	0.65%

Net investment income	1.34%	1.66%	2.07%	2.19%	2.10%

Portfolio Turnover	61%	104%	74%	86%	62%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator and/or sub-adviser reimbursed certain operating expenses (equal to 0.12%, 0.09%, 0.08%, 0.08% and 0.07% of average daily net assets for the years ended January 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

31	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of six funds, two of which, each diversified, are included in these financial statements. They include Parametric TABS Short-Term Municipal Bond Fund (Short-Term Municipal Bond Fund) and Parametric TABS Intermediate-Term Municipal Bond Fund (Intermediate-Term Municipal Bond Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to seek after-tax total return. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2022, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

32

Parametric

TABS Municipal Bond Funds

January 31, 2022

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2022 and January 31, 2021 was as follows:

	Year Ended January 31, 2022
	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Tax-exempt income	$2,121,312	$7,501,575

Ordinary income	$1,771,614	$2,683,514

Long-term capital gains	$786,233	$915,948

	Year Ended January 31, 2021
	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Tax-exempt income	$2,632,760	$8,325,258

Ordinary income	$3,759,564	$204,373

Long-term capital gains	$4,925,393	$5,311,377

33

Parametric

TABS Municipal Bond Funds

January 31, 2022

Notes to Financial Statements — continued

During the year ended January 31, 2022, the following amounts were reclassified due to the Funds’ use of equalization accounting. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Change in:

Paid-in capital	$438,646	$437,529

Distributable earnings	$(438,646)	$(437,529)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Undistributed tax-exempt income	$—	$430,878

Net unrealized appreciation	1,167,631	10,068,218

Distributions payable	(63,533)	(445,338)

Distributable earnings	$1,104,098	$10,053,758

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2022, as determined on a federal income tax basis, were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Aggregate cost	$319,899,787	$658,829,406

Gross unrealized appreciation	$4,576,677	$17,813,955

Gross unrealized depreciation	(3,409,046)	(7,745,737)

Net unrealized appreciation	$1,167,631	$10,068,218

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to each Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, each Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Short-Term Municipal Bond Fund’s prior fee reduction agreement was incorporated into its New Agreement. Pursuant to each Fund’s New Agreement (and each Fund’s investment advisory and administrative agreement and

34

Parametric

TABS Municipal Bond Funds

January 31, 2022

Notes to Financial Statements — continued

for Short-Term Municipal Bond Fund, its related fee reduction agreement, in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:

	Annual Fee Rate
Average Daily Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Up to $500 million	0.45%	0.600%

$500 million but less than $1 billion	0.44%	0.600%

$1 billion but less than $2 billion	0.43%	0.575%

$2 billion but less than $5 billion	0.41%	0.550%

$5 billion and over	0.40%	0.530%

For the year ended January 31, 2022, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Investment Adviser and Administration Fee	$1,646,969	$4,045,771

Effective Annual Rate	0.45%	0.60%

Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of each Fund to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, EVM entered into a new investment sub-advisory agreement with Parametric, which took effect on March 1, 2021. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Funds.

For Intermediate-Term Municipal Bond Fund, EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.90%, 1.65% and 0.65% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2022. Pursuant to this agreement, EVM and Parametric were allocated $787,856 in total of Intermediate-Term Municipal Bond Fund’s operating expenses for the year ended January 31, 2022.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM and EVD, also received a portion of the sales charge on the sales of Class A shares from March 1, 2021 through January 31, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD and Morgan Stanley affiliated broker-dealers for the year ended January 31, 2022 were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

EVM’s Sub-Transfer Agent Fees	$6,028	$4,482

EVD’s Class A Sales Charges	$548	$1,998

Morgan Stanley affiliated broker-dealers’ Class A Sales Charges	$1,567	$600

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

35

Parametric

TABS Municipal Bond Funds

January 31, 2022

Notes to Financial Statements — continued

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2022 for Class A shares amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class A Distribution and Service Fees	$322,524	$164,529

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. For the year ended January 31, 2022, the Funds paid or accrued to EVD the following distribution fees:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class C Distribution Fees	$44,154	$73,584

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2022 amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class C Service Fees	$14,718	$24,528

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2022, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class A	$20,000	$6,000

Class C	$500	$2,000

36

Parametric

TABS Municipal Bond Funds

January 31, 2022

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2022 were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Purchases:

Investments (non-U.S. Government)	$268,060,492	$338,411,075

U.S. Government and Agency Securities	$73,999,985	$187,363,736

Sales:

Investments (non-U.S. Government)	$296,859,147	$273,755,994

U.S. Government and Agency Securities	$80,494,220	$108,639,078

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Short-Term Municipal Bond Fund
	Year Ended January 31, 2022
	Class A	Class C	Class I

Sales	1,192,418	50,891	6,930,959

Issued to shareholders electing to receive payments of distributions in Fund shares	116,663	2,109	201,729

Redemptions	(2,532,674)	(174,871)	(10,646,030)

Converted from Class C shares	127,144	—	—

Converted to Class A shares	—	(127,673)	—

Net decrease	(1,096,449)	(249,544)	(3,513,342)

	Year Ended January 31, 2021
	Class A	Class C	Class I

Sales	3,415,718	247,178	18,932,254

Issued to shareholders electing to receive payments of distributions in Fund shares	279,515	17,800	523,032

Redemptions	(2,690,725)	(606,887)	(10,802,550)

Converted from Class C shares	1,276,780	—	—

Converted to Class A shares	—	(1,280,210)	—

Net increase (decrease)	2,281,288	(1,622,119)	8,652,736

37

Parametric

TABS Municipal Bond Funds

January 31, 2022

Notes to Financial Statements — continued

Intermediate-Term Municipal Bond Fund
	Year Ended January 31, 2022
	Class A	Class C	Class I

Sales	1,201,456	80,394	20,658,776

Issued to shareholders electing to receive payments of distributions in Fund shares	36,308	2,128	325,454

Redemptions	(1,501,941)	(240,442)	(12,498,276)

Converted from Class C shares	31,216	—	—

Converted to Class A shares	—	(31,222)	—

Net increase (decrease)	(232,961)	(189,142)	8,485,954

	Year Ended January 31, 2021
	Class A	Class C	Class I

Sales	2,016,840	265,644	22,050,838

Issued to shareholders electing to receive payments of distributions in Fund shares	56,936	8,367	445,203

Redemptions	(1,088,604)	(962,471)	(12,972,373)

Converted from Class C shares	213,829	—	—

Converted to Class A shares	—	(213,865)	—

Net increase (decrease)	1,199,001	(902,325)	9,523,668

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2022.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

38

Parametric

TABS Municipal Bond Funds

January 31, 2022

Notes to Financial Statements — continued

At January 31, 2022, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Short-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Obligations	$—	$274,648,288	$—	$274,648,288

Taxable Municipal Obligations	—	2,685,141	—	2,685,141

U.S. Treasury Obligations	—	43,733,989	—	43,733,989

Total Investments	$—	$321,067,418	$—	$321,067,418

Intermediate-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Obligations	$—	$563,402,198	$—	$563,402,198

Taxable Municipal Obligations	—	2,603,928	—	2,603,928

U.S. Treasury Obligations	—	102,891,498	—	102,891,498

Total Investments	$—	$668,897,624	$—	$668,897,624

10  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Funds’ performance, or the performance of the securities in which the Funds invest.

39

Parametric

TABS Municipal Bond Funds

January 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Parametric TABS Short-Term Municipal Bond Fund and Parametric TABS Intermediate-Term Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Parametric TABS Short-Term Municipal Bond Fund and Parametric TABS Intermediate-Term Municipal Bond Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 23, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

40

Parametric

TABS Municipal Bond Funds

January 31, 2022

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2022, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

TABS Short-Term Municipal Bond Fund	54.49%

TABS Intermediate-Term Municipal Bond Fund	73.65%

Capital Gains Dividends.  The Funds hereby designate the following amounts as a capital gain dividend with respect to the taxable year ended January 31, 2022, or, if subsequently determined to be different, the net capital gains of such year:

TABS Short-Term Municipal Bond Fund	$832,154

TABS Intermediate-Term Municipal Bond Fund	$488,151

41

Parametric

TABS Municipal Bond Funds

January 31, 2022

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of each Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause each Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for each Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 funds (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

42

Parametric

TABS Municipal Bond Funds

January 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	Since 2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships. None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships. None.

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

43

Parametric

TABS Municipal Bond Funds

January 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

The SAI for the Fund includes additional information about the Trustees and officers of the Trust and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

44

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

45

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

46

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

6096    1.31.22

Parametric

TABS Laddered Municipal Bond Funds

Annual Report

January 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, the Funds’ adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Funds, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report January 31, 2022

Parametric

TABS Laddered Municipal Bond Funds

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period began on February 1, 2021, municipal bonds were at the tail end of a bond rally that had begun in November 2020. From mid-February through June 2021, the bond market reversed course. Yields on municipal bonds and U.S. Treasurys rose and prices declined in anticipation of rising economic growth, driven by a federal government infusion of stimulus financing and progress on COVID-19 vaccinations. In late spring-early summer, high year-over-year inflation also raised investor concerns, putting further upward pressure on interest rates.

By July, however, the emergence of a more contagious Delta variant of COVID-19 threatened the U.S. economic rebound and diminished inflation concerns. Investors again turned to U.S. Treasurys and municipal bonds as relatively safe-haven assets, leading bond prices to rise and interest rates to fall in July.

From August through October, bond prices declined again due, in part, to anticipation that the U.S. Federal Reserve (the Fed) would begin tapering monthly bond purchases, which had helped hold interest rates down through much of the pandemic.

In the closing months of 2021, the Fed confirmed that tapering would begin in November and accelerate in the months to come. The reduction of monetary stimulus put upward pressure on shorter term interest rates, as did passage of President Biden’s $1 trillion infrastructure bill. As the Fed issued more hawkish monetary statements, U.S. Treasury rates rose in December against the backdrop of inflationary concerns and potential interest rate hikes. Municipal bond rates, however, were nearly unchanged during the month.

But as the new year began, municipal investors appeared to reevaluate the twin threats of inflation and projected rate hikes. The Bloomberg Municipal Bond Index, a broad measure of the municipal bond market, declined 2.74% in January 2022, its worst monthly performance in several years. In the third week of January, municipal bond mutual funds and exchange-traded funds experienced net weekly outflows for only the second time in 87 weeks.

For the period as a whole, the municipal bond yield curve experienced a “bear market flattening” in which interest rates rose across the curve, but more so at the shorter maturity end of the curve. The Bloomberg Municipal Bond Index returned -1.89% during the period. While municipal bonds outperformed U.S. Treasurys at the short end of the yield curve — that is, maturities of 5 years or less — municipals underperformed U.S. Treasurys in the middle and long end of the curve — maturities of about 10 years and 30 years, respectively.

Fund Performance

For the 12-month period ended January 31, 2022, Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund (the 1-to-10 Year Fund) returned -1.87% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg Short-Intermediate 1-10 Year Municipal Bond Index, which returned -2.02%.

For the 12-month period ended January 31, 2022, Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund (the 10-to-20 Year Fund) returned -1.69% for Class A shares at NAV, outperforming its benchmark, the Bloomberg 15 Year Municipal Bond Index, which returned -2.07%.

Both indexes are unmanaged, and returns do not reflect any applicable sales charges, commissions, or expenses.

Each of the TABS Laddered Municipal Bond Funds (the Funds) provides rules-based, approximately equal-weighted exposure across its respective maturity portion of the yield curve, with the objective of seeking current income exempt from regular federal income tax. Management seeks to add incremental return through active security selection and in-depth credit analysis.

During the period, the largest contributors to the performance of both Funds versus their respective indexes were active security selection and relative-value trading — a strategy that seeks to take advantage of price and rate differences among similar securities. In particular, both Funds’ overweight positions and security selections in the health care and transportation sectors — which recovered during the period from sharp downturns early in the pandemic — contributed strongly to returns relative to their indexes.

Credit quality contributed to both Funds’ performance versus their respective indexes, as well. Each Fund held overweight positions relative to its index in A rated and BBB rated securities. Those overweight positions benefitted relative performance as credit spreads tightened during the period and lower rated bonds generally outperformed higher rated bonds.

In contrast, yield-curve positioning detracted from the relative performance of both Funds during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Management’s Discussion of Fund Performance1 — continued

Fund-specific Results

For Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund, duration — in addition to active security selection, relative-value trading, and credit quality — contributed to performance versus its index. The 1-to-10 Year Fund had a modestly shorter duration — or sensitivity to interest rate changes — than its index. This aided relative returns because the 1-to-10 Year Fund’s performance was hurt less than its index’s performance by rising interest rates and declining bond prices during the period.

In contrast, yield-curve positioning — which was largely determined by the 1-to-10 Year Fund’s equal-weighted laddered structure — detracted from performance versus its index. The 1-to-10 Year Fund had an overweight position relative to its index in bonds at the longer end of the maturity range in which it invests. During a period when shorter maturity bonds outperformed longer maturity issues, this positioning hurt relative performance.

For Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund, active security selection, relative-value trading, and credit quality contributed to performance versus its index.

In contrast, duration and yield-curve positioning detracted from performance of the 10-to-20 Year Fund relative to its index. As a result of its equal- weighted laddered structure, the 10-to-20 Year Fund had a modestly longer duration than its index. This detracted from relative returns because the 10-to-20 Year Fund’s performance was hurt more than its index’s performance by rising interest rates and declining bond prices during the period.

The 10-to-20 Year Fund’s yield-curve positioning was largely determined by the Fund’s equal-weighted laddered structure. The Fund’s holdings in bonds with maturities shorter than 12 years — an area of the curve where its 15-year index had no exposure — underperformed longer maturity bonds and, thus, yield-curve positioning detracted from relative returns.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2022

Performance2,3

Portfolio Manager(s) James H. Evans, CFA, Brian C. Barney, CFA and Alison Wagner, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class A at NAV	05/04/2015	05/04/2015	–1.87%	2.29%	2.15%
Class A with 2.25% Maximum Sales Charge	—	—	–4.07	1.83	1.80
Class C at NAV	05/04/2015	05/04/2015	–2.60	1.52	1.39
Class C with 1% Maximum Sales Charge	—	—	–3.57	1.52	1.39
Class I at NAV	05/04/2015	05/04/2015	–1.62	2.54	2.42

Bloomberg Short-Intermediate 1-10 Year Municipal Bond Index	—	—	–2.02%	2.26%	2.01%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			0.81%	1.56%	0.56%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I

Distribution Rate			0.81%	0.05%	1.07%
SEC 30-day Yield - Subsidized			0.25	–0.49	0.51

SEC 30-day Yield - Unsubsidized			0.15	–0.61	0.40

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	05/04/2015	$10,974	N.A.
Class I	$250,000	05/04/2015	$293,781	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2022

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Parametric

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2022

Performance2,3

Portfolio Manager(s) James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class A at NAV	05/04/2015	05/04/2015	–1.69%	4.73%	4.56%
Class A with 4.75% Maximum Sales Charge	—	—	–6.33	3.72	3.80
Class C at NAV	05/04/2015	05/04/2015	–2.43	3.93	3.77
Class C with 1% Maximum Sales Charge	—	—	–3.38	3.93	3.77
Class I at NAV	05/04/2015	05/04/2015	–1.45	4.97	4.82

Bloomberg 15 Year Municipal Bond Index	—	—	–2.07%	4.27%	3.88%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			1.26%	2.01%	1.01%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I

Distribution Rate			1.69%	0.93%	1.95%
SEC 30-day Yield - Subsidized			0.91	0.20	1.21

SEC 30-day Yield - Unsubsidized			0.39	–0.34	0.66

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	05/04/2015	$12,842	N.A.
Class I	$250,000	05/04/2015	$343,580	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Parametric

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2022

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Short-Intermediate 1-10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 1-10 years. Bloomberg 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charges reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 5/31/22. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profiles subject to change due to active management.

Additional Information

Bloomberg Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S.

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

8

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2021 – January 31, 2022).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund

	Beginning Account Value (8/1/21)	Ending Account Value (1/31/22)	Expenses Paid During Period* (8/1/21 – 1/31/22)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$973.00	$3.23	**	0.65%
Class C	$1,000.00	$969.30	$6.95	**	1.40%
Class I	$1,000.00	$974.20	$1.99	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.93	$3.31	**	0.65%
Class C	$1,000.00	$1,018.15	$7.12	**	1.40%
Class I	$1,000.00	$1,023.19	$2.04	**	0.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2021.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

9

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Fund Expenses — continued

Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund

	Beginning Account Value (8/1/21)	Ending Account Value (1/31/22)	Expenses Paid During Period* (8/1/21 – 1/31/22)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$963.40	$3.22	**	0.65%
Class C	$1,000.00	$958.90	$6.91	**	1.40%
Class I	$1,000.00	$964.60	$1.98	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.93	$3.31	**	0.65%
Class C	$1,000.00	$1,018.15	$7.12	**	1.40%
Class I	$1,000.00	$1,023.19	$2.04	**	0.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2021.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

10

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2022

Portfolio of Investments

Tax-Exempt Municipal Obligations — 97.7%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.2%

Vermont Municipal Bond Bank, 5.00%, 12/1/28	$200	$227,726

		$227,726

Education — 7.1%

Allegheny County Higher Education Building Authority, PA, (Carnegie Mellon University), 0.325%, (70% of SOFR + 0.29%), 8/1/27 (Put Date), 2/1/33(1)	$1,000	$995,110

Bethlehem Area School District Authority, PA, 0.384%, (67% of SOFR + 0.35%), 11/1/25 (Put Date), 1/1/32(1)	2,300	2,288,937

Los Ranchos de Albuquerque, NM, (Albuquerque Academy):

5.00%, 9/1/26	150	171,002

5.00%, 9/1/27	100	116,395

Miami University, OH, 5.00%, 9/1/30(2)	500	616,600

Oklahoma Agricultural and Mechanical Colleges, (Oklahoma State University), 4.00%, 9/1/32	465	554,703

Southcentral Pennsylvania General Authority, (York College of Pennsylvania), 5.00%, 11/1/24	250	273,000

UCF Stadium Corp., FL, 5.00%, 3/1/23	250	259,772

University of Florida, 4.00%, 7/1/31	1,000	1,189,380

Vermont State Colleges, 5.00%, 7/1/24	100	104,810

West Clark 2000 School Building Corp., IN, 5.00%, 1/15/23	100	104,062

		$6,673,771

Electric Utilities — 1.0%

Redding Joint Powers Financing Authority, CA, Electric System Revenue, 4.00%, 6/1/23	$175	$182,578

Seattle, WA, Municipal Light and Power Revenue, 0.31%, (SIFMA + 0.25%), 11/1/26 (Put Date), 5/1/45(1)	500	504,340

Springfield, IL, Electric System Revenue, 5.00%, 3/1/25	250	276,702

		$963,620

Escrowed / Prerefunded — 1.4%

Michigan Finance Authority, (Trinity Health Credit Group), Prerefunded to 6/1/22, 5.00%, 12/1/27	$500	$507,630

North Carolina Medical Care Commission, (United Methodist Retirement Homes), Escrowed to Maturity, 5.00%, 10/1/22	150	154,415

Revere Local School District, OH, Prerefunded to 6/1/22, 5.00%, 12/1/27	200	203,052

Scotts Bluff County School District 0016, NE, (Gering Public Schools):

Prerefunded to 5/30/22, 5.00%, 12/1/25	120	121,808

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Scotts Bluff County School District 0016, NE, (Gering Public Schools): (continued)

Prerefunded to 5/30/22, 5.00%, 12/1/26	$115	$116,733

Prerefunded to 5/30/22, 5.00%, 12/1/27	170	172,562

		$1,276,200

General Obligations — 14.4%

Beaumont, TX, Certificates of Obligation, 4.00%, 3/1/32	$500	$577,675

Boulder Valley School District No. Re-2, CO, 4.00%, 12/1/23	125	132,053

Campton Township, IL:

5.00%, 12/15/22	200	207,504

5.00%, 12/15/23	105	112,215

Carrollton-Farmers Branch Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/32	750	879,967

Decatur City Board of Education, AL, 5.00%, 2/1/25	50	55,572

El Monte Union High School District, CA, (Election of 2018):

4.00%, 6/1/31	100	111,802

4.00%, 6/1/32	150	167,458

Grand Blanc Community Schools, MI, Prerefunded to 5/1/22, 4.00%, 5/1/27	455	458,990

Illinois:

5.00%, 9/1/27	2,500	2,888,175

5.50%, 5/1/30	1,500	1,857,105

Lakeland, FL:

5.00%, 10/1/22	100	102,997

5.00%, 10/1/24	50	55,014

McLean County Public Building Commission, IL, 5.00%, 12/1/22	250	258,767

New Jersey, 4.00%, 6/1/31	500	580,545

New York, NY, (LOC: TD Bank, N.A.), 0.05%, 9/1/27(3)	500	500,000

Ohio, (Adult Correctional Building Fund):

5.00%, 10/1/29	500	621,500

5.00%, 10/1/30	750	950,085

Richland County School District No. 2, SC, 4.00%, 3/1/32	500	585,430

Rio Grande City Grulla Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/32	500	598,480

West Virginia, 5.00%, 12/1/30	820	1,016,054

Wickliffe School District, OH, 5.00%, 12/1/27	665	785,724

		$13,503,112

Hospital — 15.6%

Allegheny County Hospital Development Authority, PA, (Allegheny Health Network Obligated Group), 5.00%, 4/1/31	$1,000	$1,186,890

11	See Notes to Financial Statements.

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Arizona Health Facilities Authority, (Banner Health), 0.31%, (SIFMA + 0.25%), 11/4/26 (Put Date), 1/1/46(1)	$2,000	$2,000,720

Arizona Health Facilities Authority, (Phoenix Children’s Hospital), 1.91%, (SIFMA + 1.85%), 2/1/23 (Put Date), 2/1/48(1)	500	503,410

Colorado Health Facilities Authority, (Vail Valley Medical Center):

4.00%, 1/15/25	25	26,912

5.00%, 1/15/23	25	26,020

Duluth Economic Development Authority, MN, (St. Luke’s Hospital of Duluth Obligated Group):

4.00%, 6/15/32	175	199,826

5.00%, 6/15/24(2)	250	268,420

5.00%, 6/15/25(2)	275	302,585

5.00%, 6/15/26(2)	360	404,111

5.00%, 6/15/27(2)	310	354,578

5.00%, 6/15/32(2)	475	582,326

Greeneville Health and Educational Facilities Board, TN, (Ballad Health), 5.00%, 7/1/28	1,000	1,201,200

Kentucky Economic Development Finance Authority, (Catholic Health Initiatives), 1.46%, (SIFMA + 1.40%), 2/1/25 (Put Date), 2/1/46(1)	2,000	2,014,520

Maricopa County Industrial Development Authority, AZ, (Banner Health), 0.63%, (SIFMA + 0.57%), 10/18/24 (Put Date), 1/1/35(1)	915	919,447

New York City Health and Hospitals Corp., NY:

3.00%, 2/15/24	535	555,924

5.00%, 2/15/24	740	798,675

Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network):

5.00%, 8/15/25	30	33,836

5.00%, 8/15/26	85	98,410

Pima County Industrial Development Authority, AZ, (Tucson Medical Center):

5.00%, 4/1/31	225	284,609

5.00%, 4/1/32	1,000	1,260,910

Public Finance Authority, WI, (Renown Regional Medical Center):

5.00%, 6/1/25	375	420,233

5.00%, 6/1/26	300	345,465

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/23	35	37,256

San Diego County, CA, (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/25	35	39,719

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/22	200	207,132

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Wisconsin Health and Educational Facilities Authority, (Advocate Aurora Health Credit Group), 5.00% to 7/29/26 (Put Date), 8/15/54	$500	$575,865

		$14,648,999

Housing — 4.7%

Iowa Finance Authority, SFMR, (FHLMC), (FNMA), (GNMA):

0.85%, 1/1/28	$100	$95,114

0.95%, 7/1/28	285	270,924

1.05%, 1/1/29	250	236,878

1.15%, 7/1/29	250	236,278

1.30%, 1/1/30	200	188,628

(SPA: TD Bank, N.A.), 0.06%, 7/1/49(3)	1,500	1,500,000

Massachusetts Housing Finance Agency, 1.45% to 12/1/22 (Put Date), 12/1/49	700	701,344

New York Mortgage Agency:

2.05%, 4/1/28	230	230,722

2.10%, 10/1/28	250	250,922

2.25%, 4/1/30	325	325,023

2.30%, 10/1/30	395	395,521

		$4,431,354

Insured – Education — 0.6%

Northern Arizona University, (BAM), 5.00%, 6/1/30	$450	$563,355

		$563,355

Insured – Escrowed / Prerefunded — 0.3%

Albertville, AL, (BAM), Prerefunded to 6/1/22, 4.00%, 6/1/28	$250	$252,990

		$252,990

Insured – General Obligations — 0.8%

Fort Bend County Municipal Utility District No. 58, TX, (BAM), 3.00%, 4/1/27	$405	$427,834

Montgomery County Municipal Utility District No. 9, TX, (BAM), 3.00%, 4/1/27	100	102,190

New Britain, CT:

(BAM), 5.00%, 3/1/25	50	55,468

(BAM), Escrowed to Maturity, 5.00%, 3/1/23	105	109,824

(BAM), Escrowed to Maturity, 5.00%, 3/1/25	5	5,573

		$700,889

12	See Notes to Financial Statements.

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Lease Revenue / Certificates of Participation — 0.2%

Highlands County School Board, FL, (BAM), 5.00%, 3/1/26	$180	$199,744

		$199,744

Insured – Special Tax Revenue — 1.5%

Successor Agency to Riverside County Redevelopment Agency, CA, (AGM), 5.00%, 10/1/24	$10	$10,994

Vineyard Redevelopment Agency, UT:

(AGM), 4.00%, 5/1/32	420	484,583

(AGM), 5.00%, 5/1/27	315	368,900

(AGM), 5.00%, 5/1/28	235	280,729

(AGM), 5.00%, 5/1/29	200	243,036

		$1,388,242

Insured – Transportation — 3.2%

New Orleans Aviation Board, LA:

(AGM), 5.00%, 1/1/28	$1,000	$1,192,200

(AGM), 5.00%, 1/1/29	1,510	1,797,383

		$2,989,583

Insured – Water and Sewer — 1.7%

Beaumont, TX, Waterworks and Sewer System Revenue, (BAM), 3.00%, 9/1/22	$25	$25,350

Hamburg Municipal Authority, PA, Sewer Revenue:

(AGM), 1.50%, 10/1/28	100	98,805

(AGM), 1.50%, 10/1/29	115	110,251

(AGM), 2.00%, 10/1/30	125	125,897

Pittsburgh Water and Sewer Authority, PA, (AGM), 0.71%, (SIFMA + 0.65%), 12/1/23 (Put Date), 9/1/40(1)	1,000	1,006,510

Western Riverside Water and Wastewater Financing Authority, CA, (AGM), 4.00%, 9/1/29	180	208,492

		$1,575,305

Lease Revenue / Certificates of Participation — 7.4%

Aspen Fire Protection District, CO:

4.00%, 12/1/23	$120	$126,209

4.00%, 12/1/25	255	278,746

4.00%, 12/1/26	225	250,326

Forsyth County, NC, Limited Obligation Bonds, 5.00%, 4/1/27	1,000	1,182,010

Georgia Municipal Association, Inc., Certificates of Participation, (Atlanta Public Safety), 5.00%, 12/1/23	225	241,601

Greater Texas Cultural Education Facilities Finance Corp., (Epicenter Multipurpose Facilities), 5.00%, 3/1/29	150	182,043

Indiana Finance Authority, (Stadium Project), (SPA: U.S. Bank, N.A.), 0.11%, 2/1/35(4)	1,960	1,960,000

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)

Lake Houston Redevelopment Authority, TX:

5.00%, 9/1/27	$175	$202,687

5.00%, 9/1/28	225	264,559

5.00%, 9/1/29	225	267,896

5.00%, 9/1/30	235	282,862

Miami-Dade County School Board, FL, 5.00%, 2/1/24	300	322,749

Palm Beach County School Board, FL, 5.00%, 8/1/31	1,000	1,120,080

St. Charles County Public Water Supply District No. 2, MO, 3.00%, 12/1/25	250	253,330

		$6,935,098

Other Revenue — 7.2%

California Infrastructure and Economic Development Bank, (California Academy of Sciences), 0.41%, (SIFMA + 0.35%), 8/1/24 (Put Date), 8/1/47(1)	$500	$500,565

Fort Myers, FL, Capital Improvement Revenue:

5.00%, 12/1/27	330	376,147

5.00%, 12/1/28	545	619,899

5.00%, 12/1/29	600	681,732

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00% to 2/1/28 (Put Date), 2/1/50	1,500	1,672,260

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, (Liq: Royal Bank of Canada), 0.63%, (SIFMA + 0.57%), 12/1/23 (Put Date), 8/1/48(1)	2,000	2,004,340

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/26	275	319,253

Tennessee Energy Acquisition Corp., Gas Project Revenue, 5.00%, 11/1/22	300	309,036

West Virginia School Building Authority, Lottery Revenue:

5.00%, 7/1/24	100	109,223

5.00%, 7/1/25	100	112,506

		$6,704,961

Senior Living / Life Care — 5.4%

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/31	$1,225	$1,396,537

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.):

5.00%, 11/15/24	60	66,140

5.00%, 11/15/25	60	68,032

5.00%, 11/15/29	830	924,827

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/23	100	106,220

Orange County, FL, Health Facilities Authority, (Presbyterian Retirement Communities), 4.00%, 8/1/24	50	53,350

13	See Notes to Financial Statements.

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Virginia Small Business Financing Authority, (LifeSpire of Virginia):

3.00%, 12/1/24	$220	$230,483

3.00%, 12/1/25	210	222,566

3.00%, 12/1/26	225	240,448

4.00%, 12/1/31	500	557,215

West Cornwall Township Municipal Authority, PA, (Lebanon Valley Brethren Home):

4.00%, 11/15/22	70	71,539

4.00%, 11/15/23	75	78,658

4.00%, 11/15/24	115	123,271

4.00%, 11/15/25	125	136,603

4.00%, 11/15/26	120	133,040

4.00%, 11/15/27	120	134,723

4.00%, 11/15/28	105	119,117

4.00%, 11/15/29	140	160,418

4.00%, 11/15/30	190	218,055

		$5,041,242

Special Tax Revenue — 0.9%

Allentown Neighborhood Improvement Zone Development Authority, PA:

5.00%, 5/1/24(2)	$150	$161,322

5.00%, 5/1/25(2)	500	551,410

New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/26	100	104,663

		$817,395

Transportation — 17.0%

Bay Area Toll Authority, CA, Toll Bridge Revenue, (San Francisco Bay Area):

0.36%, (SIFMA + 0.30%), 4/1/27 (Put Date), 4/1/56(1)	$2,000	$2,001,040

0.51%, (SIFMA + 0.45%), 4/1/26 (Put Date), 4/1/56(1)	1,000	1,007,430

0.96%, (SIFMA + 0.90%), 5/1/23 (Put Date), 4/1/47(1)	500	502,160

Central Texas Regional Mobility Authority:

5.00%, 1/1/25	500	541,775

5.00%, 1/1/27	500	564,295

El Paso, TX, (El Paso International Airport), 5.00%, 8/15/25	660	742,685

Hawaii, Highway Revenue:

5.00%, 1/1/28	500	601,105

5.00%, 1/1/30	250	306,650

Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	250	281,305

Maine Turnpike Authority, 5.00%, 7/1/31(2)	1,400	1,768,354

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Metropolitan Transportation Authority, NY:

5.00%, 11/15/28	$750	$840,315

Green Bonds, 5.00%, 11/15/25	2,030	2,289,698

Green Bonds, 5.00%, 11/15/26	1,000	1,151,200

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), 5.00%, 12/1/26	1,000	1,141,870

North Carolina Turnpike Authority, (Triangle Expressway System), 5.00%, 2/1/24	1,000	1,073,770

North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/22	100	100,384

Triborough Bridge and Tunnel Authority, NY, 0.414%, (67% of SOFR + 0.38%), 2/1/24 (Put Date), 1/1/32(1)	1,000	1,000,320

		$15,914,356

Water and Sewer — 7.1%

Arizona Water Infrastructure Finance Authority, 5.00%, 10/1/25	$55	$60,653

Brushy Creek Regional Utility Authority, Inc., TX, 5.00%, 8/1/24	500	545,880

DeKalb County, GA, Water and Sewerage Revenue, 5.00%, 10/1/24	335	369,338

Glendale, AZ, Water and Sewer Revenue, 5.00%, 7/1/28	500	560,210

King County, WA, Sewer Revenue, 0.29%, (SIFMA + 0.23%), 1/1/27 (Put Date), 1/1/40(1)	2,000	2,000,760

North Penn Water Authority, PA, 0.52%, (SIFMA + 0.46%), 11/1/23(1)	400	400,724

South Central Connecticut Regional Water Authority:

4.00%, 8/1/23(2)	1,000	1,035,260

5.00%, 8/1/26(2)	1,220	1,384,956

Western Riverside Water and Wastewater Financing Authority, CA, 4.00%, 9/1/25	300	327,213

		$6,684,994

Total Tax-Exempt Municipal Obligations — 97.7% (identified cost $90,285,760)		$91,492,936

Short-Term Investments — 10.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.08%(5)	9,634,827	$9,633,863

Total Short-Term Investments (identified cost $9,633,864)		$9,633,863

Total Investments — 108.0% (identified cost $99,919,624)		$101,126,799

Other Assets, Less Liabilities — (8.0)%		$(7,462,702)

Net Assets — 100.0%		$93,664,097

14	See Notes to Financial Statements.

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2022

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2022, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	11.7%

Others, representing less than 10% individually	86.0%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2022, 7.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.7% to 5.9% of total investments.

(1)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2022.
(2)	When-issued security.
(3)

Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, is determined by the remarketing agent and represents the rate in effect at January 31, 2022.

(4)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at January 31, 2022.

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2022.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

Liq	–	Liquidity Provider

LOC	–	Letter of Credit

PSF	–	Permanent School Fund

SFMR	–	Single Family Mortgage Revenue

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SOFR	–	Secured Overnight Financing Rate

SPA	–	Standby Bond Purchase Agreement

15	See Notes to Financial Statements.

Parametric

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2022

Portfolio of Investments

Tax-Exempt Municipal Obligations — 96.7%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 2.5%

Vermont Bond Bank, (Vermont State Colleges System), 3.00%, 10/1/36	$460	$496,105

		$496,105

Education — 7.4%

Arizona State University, 4.00%, 7/1/40	$500	$573,785

Los Ranchos de Albuquerque, NM, (Albuquerque Academy), 4.00%, 9/1/40	250	278,405

University of Florida, 4.00%, 7/1/31	215	255,717

University of Michigan:

4.00%, 4/1/38	60	69,310

4.00%, 4/1/40	250	287,502

		$1,464,719

Electric Utilities — 0.3%

Missouri Joint Municipal Electric Utility Commission, (Prairie State Energy Campus), 4.00%, 12/1/35	$50	$54,318

		$54,318

Escrowed / Prerefunded — 0.3%

Tucson, AZ, Water System Revenue, Prerefunded to 7/1/25, 5.00%, 7/1/32	$60	$67,740

		$67,740

General Obligations — 17.3%

California, 4.00%, 9/1/32	$225	$247,277

Colonial School District, PA, 5.00%, 2/15/36	100	112,712

Connecticut, 4.00%, 6/1/33	350	407,736

Illinois, 5.50%, 5/1/39	700	852,887

La Canada Unified School District, CA, (Election of 2017), 4.00%, 8/1/40	140	160,944

Lakeland, FL:

5.00%, 10/1/29	100	111,461

5.00%, 10/1/31	100	111,428

Lewis and Thurston Counties Centralia School District No. 401, WA, 5.00%, 12/1/37	145	168,996

Los Angeles Community College District, CA, (Election of 2008), 4.00%, 8/1/33	125	139,378

Mississippi Development Bank, (Rankin County School District), 4.00%, 6/1/38	160	178,885

Monterey Peninsula Community College District, CA, 4.00%, 8/1/33	100	109,353

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Rio Grande City Grulla Independent School District, TX, (PSF Guaranteed):

4.00%, 8/15/33	$250	$298,602

4.00%, 8/15/34	250	297,988

Rowland Unified School District, CA, (Election of 2012), 0.00%, 8/1/34	400	240,388

		$3,438,035

Hospital — 17.7%

Allegheny County Hospital Development Authority, PA, (Allegheny Health Network Obligated Group), 5.00%, 4/1/31	$250	$296,722

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.):

4.00%, 4/1/34	250	286,035

4.00%, 4/1/39	500	564,680

Glynn-Brunswick Memorial Hospital Authority, GA, (Southeast Georgia Health System), 4.00%, 8/1/35	500	571,595

Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/31	50	55,496

New York City Health and Hospitals Corp., NY:

5.00%, 2/15/37	325	407,062

5.00%, 2/15/38	345	431,278

New York Dormitory Authority, (Catholic Health System Obligated Group), 4.00%, 7/1/39	250	266,573

Pima County Industrial Development Authority, AZ, (Tucson Medical Center), 5.00%, 4/1/33	150	189,042

Richmond County Hospital Authority, GA, (University Health Services, Inc.), 4.00%, 1/1/36	150	162,357

Tampa, FL, (H. Lee Moffitt Cancer Center):

4.00%, 7/1/38	150	169,946

5.00%, 7/1/35	100	123,855

		$3,524,641

Housing — 0.5%

Vermont Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 3.85%, 11/1/33	$91	$94,633

		$94,633

Insured – Education — 1.2%

Patterson Joint Unified School District, CA, (Election 2018), (BAM), 5.00%, 8/1/29	$200	$230,002

		$230,002

16	See Notes to Financial Statements.

Parametric

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 1.5%

Grossmont Union High School District, CA, (Election of 2008):

(AGM), 0.00%, 8/1/33	$100	$62,620

(AGM), 0.00%, 8/1/35	100	56,533

Yonkers, NY, (BAM), Series 2019A, 5.00%, 5/1/31	150	184,595

		$303,748

Insured – Special Tax Revenue — 1.5%

Vineyard Redevelopment Agency, UT:

(AGM), 4.00%, 5/1/33	$150	$172,977

(AGM), 4.00%, 5/1/35	115	132,084

		$305,061

Insured – Transportation — 2.1%

New Orleans Aviation Board, LA:

(AGM), 5.00%, 1/1/32	$100	$118,293

(AGM), 5.00%, 1/1/33	100	118,237

(AGM), 5.00%, 1/1/34	150	177,300

		$413,830

Lease Revenue / Certificates of Participation — 3.9%

Lake Houston Redevelopment Authority, TX:

3.00%, 9/1/34	$190	$192,033

4.00%, 9/1/33	150	168,855

New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/33	150	162,417

Palo Alto, CA, (California Avenue Parking Garage):

5.00%, 11/1/37	100	121,947

5.00%, 11/1/38	115	140,027

		$785,279

Other Revenue — 2.8%

Fort Myers, FL, Capital Improvement Revenue:

5.00%, 12/1/30	$100	$113,622

5.00%, 12/1/36	250	282,355

Wisconsin, Environmental Improvement Fund Revenue:

5.00%, 6/1/34	50	55,805

5.00%, 6/1/35	100	111,542

		$563,324

Senior Living / Life Care — 11.4%

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/32	$350	$398,314

Colorado Health Facilities Authority, (Covenant Living Communities and Services), 4.00%, 12/1/40	500	561,920

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Maryland Health and Higher Educational Facilities Authority, (Broadmead):

5.00%, 7/1/31	$150	$171,232

5.00%, 7/1/32	220	250,901

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/31	100	111,388

Orange County Health Facilities Authority, FL, (Presbyterian Retirement Communities), 5.00%, 8/1/35	150	166,050

West Cornwall Township Municipal Authority, PA, (Lebanon Valley Brethren Home):

4.00%, 11/15/31	200	228,292

4.00%, 11/15/36	220	248,422

4.00%, 11/15/41	125	139,884

		$2,276,403

Special Tax Revenue — 6.0%

Baltimore, MD, Special Tax Obligation, 5.00%, 6/15/29	$50	$53,772

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 2/1/42(1)	500	570,435

Queen Creek, AZ, Excise Tax and State Shared Revenue, 4.00%, 8/1/37	480	560,798

		$1,185,005

Transportation — 17.1%

Bay Area Toll Authority, CA, Toll Bridge Revenue, (San Francisco Bay Area), 0.96%, (SIFMA + 0.90%), 5/1/23 (Put Date), 4/1/47(2)	$150	$150,648

Central Texas Regional Mobility Authority:

4.00%, 1/1/35	250	282,730

4.00%, 1/1/36	200	225,970

Chicago, IL, (O’Hare International Airport):

4.00%, 1/1/36	500	571,560

5.00%, 1/1/37	250	290,910

Pennsylvania Turnpike Commission, 5.00%, 12/1/34	500	629,750

Port Authority of New York and New Jersey, 4.00%, 7/15/38	500	568,005

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/36	200	238,458

Texas Transportation Commission, (Central Texas Turnpike System):

0.00%, 8/1/35	300	188,046

0.00%, 8/1/38	500	266,905

		$3,412,982

17	See Notes to Financial Statements.

Parametric

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 3.2%

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/30	$50	$56,021

San Diego Public Facilities Financing Authority, CA, Water Revenue, 4.00%, 8/1/40	500	574,040

		$630,061

Total Tax-Exempt Municipal Obligations — 96.7% (identified cost $18,649,492)		$19,245,886

Short-Term Investments — 7.0%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.08%(3)	1,399,692	$1,399,552

Total Short-Term Investments (identified cost $1,399,552)		$1,399,552

Total Investments — 103.7% (identified cost $20,049,044)		$20,645,438

Other Assets, Less Liabilities — (3.7)%		$(740,518)

Net Assets — 100.0%		$19,904,920

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2022, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	12.5%

California	11.2%

Others, representing less than 10% individually	73.0%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2022, 6.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 2.0% to 4.1% of total investments.

(1)	When-issued security.

(2)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2022.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2022.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

18	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Statements of Assets and Liabilities

	January 31, 2022
Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Unaffiliated investments, at value (identified cost, $90,285,760 and $18,649,492, respectively)	$91,492,936	$19,245,886

Affiliated investment, at value (identified cost, $9,633,864 and $1,399,552, respectively)	9,633,863	1,399,552

Interest receivable	632,214	175,044

Dividends receivable from affiliated investment	1,296	154

Receivable for investments sold	—	6,058

Receivable for Fund shares sold	65,261	730

Receivable from affiliates	8,935	9,000

Total assets	$101,834,505	$20,836,424

Liabilities

Payable for when-issued securities	$7,632,287	$580,880

Payable for Fund shares redeemed	415,765	285,385

Distributions payable	207	—

Payable to affiliates:

Investment adviser and administration fee	26,221	5,597

Distribution and service fees	6,399	1,526

Accrued expenses	89,529	58,116

Total liabilities	$8,170,408	$931,504

Net Assets	$93,664,097	$19,904,920

Sources of Net Assets

Paid-in capital	$92,384,640	$19,298,629

Distributable earnings	1,279,457	606,291

Net Assets	$93,664,097	$19,904,920

Class A Shares

Net Assets	$14,525,682	$5,139,103

Shares Outstanding	1,371,692	457,543

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.59	$11.23

Maximum Offering Price Per Share

(100 ÷ 97.75 and 95.25, respectively, of net asset value per share)	$10.83	$11.79

Class C Shares

Net Assets	$3,590,899	$475,763

Shares Outstanding	339,073	42,352

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.59	$11.23

Class I Shares

Net Assets	$75,547,516	$14,290,054

Shares Outstanding	7,125,985	1,272,094

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.60	$11.23

On sales of $100,000 or more ($50,000 or more for 10-to-20 Year Laddered Fund), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

19	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Statements of Operations

	Year Ended January 31, 2022
Investment Income	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Interest	$1,410,683	$492,915

Dividends from affiliated investment	8,747	1,127

Total investment income	$1,419,430	$494,042

Expenses

Investment adviser and administration fee	$289,839	$67,511

Distribution and service fees

Class A	39,940	14,583

Class C	39,557	6,045

Trustees’ fees and expenses	4,952	1,513

Custodian fee	30,796	19,048

Transfer and dividend disbursing agent fees	29,506	8,345

Legal and accounting services	43,477	38,273

Printing and postage	7,679	7,488

Registration fees	57,349	43,935

Miscellaneous	12,379	10,233

Total expenses	$555,474	$216,974

Deduct —

Allocation of expenses to affiliates	$113,981	$111,643

Total expense reductions	$113,981	$111,643

Net expenses	$441,493	$105,331

Net investment income	$977,937	$388,711

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$186,033	$145,304

Investment transactions — affiliated investment	(885)	(53)

Net realized gain	$185,148	$145,251

Change in unrealized appreciation (depreciation) —

Investments	$(2,947,008)	$(898,194)

Investments — affiliated investment	(1)	—

Net change in unrealized appreciation (depreciation)	$(2,947,009)	$(898,194)

Net realized and unrealized loss	$(2,761,861)	$(752,943)

Net decrease in net assets from operations	$(1,783,924)	$(364,232)

20	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Statements of Changes in Net Assets

	Year Ended January 31, 2022
Increase (Decrease) in Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

From operations —

Net investment income	$977,937	$388,711

Net realized gain	185,148	145,251

Net change in unrealized appreciation (depreciation)	(2,947,009)	(898,194)

Net decrease in net assets from operations	$(1,783,924)	$(364,232)

Distributions to shareholders —

Class A	$(172,745)	$(153,766)

Class C	(13,244)	(12,069)

Class I	(952,556)	(419,328)

Total distributions to shareholders	$(1,138,545)	$(585,163)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$6,050,061	$2,139,678

Class C	366,553	182,531

Class I	33,631,922	8,326,515

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	167,915	153,766

Class C	13,244	12,069

Class I	949,843	418,129

Cost of shares redeemed

Class A	(14,026,180)	(1,794,498)

Class C	(672,446)	(216,405)

Class I	(23,039,153)	(10,985,720)

Net increase (decrease) in net assets from Fund share transactions	$3,441,759	$(1,763,935)

Net increase (decrease) in net assets	$519,290	$(2,713,330)

Net Assets

At beginning of year	$93,144,807	$22,618,250

At end of year	$93,664,097	$19,904,920

21	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Statements of Changes in Net Assets — continued

	Year Ended January 31, 2021
Increase (Decrease) in Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

From operations —

Net investment income	$1,029,142	$371,450

Net realized gain	274,344	442,586

Net change in unrealized appreciation (depreciation)	1,927,774	513,841

Net increase in net assets from operations	$3,231,260	$1,327,877

Distributions to shareholders —

Class A	$(252,689)	$(118,225)

Class C	(19,185)	(13,636)

Class I	(754,023)	(575,792)

Total distributions to shareholders	$(1,025,897)	$(707,653)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$7,403,194	$3,909,826

Class C	700,981	123,501

Class I	35,431,942	13,588,704

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	235,755	118,225

Class C	18,961	13,636

Class I	753,018	575,792

Cost of shares redeemed

Class A	(5,402,755)	(293,488)

Class C	(679,401)	(148,325)

Class I	(19,089,916)	(10,089,195)

Net asset value of shares converted

Class A	45,630	—

Class C	(45,630)	—

Net increase in net assets from Fund share transactions	$19,371,779	$7,798,676

Net increase in net assets	$21,577,142	$8,418,900

Net Assets

At beginning of year	$71,567,665	$14,199,350

At end of year	$93,144,807	$22,618,250

22	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Financial Highlights

	1-to-10 Year Laddered Fund — Class A

	Year Ended January 31,
	2022	2021	2020	2019	2018

Net asset value — Beginning of year	$10.910	$10.600	$10.240	$10.170	$10.120

Income (Loss) From Operations

Net investment income	$0.102	$0.132	$0.172	$0.157	$0.129

Net realized and unrealized gain (loss)	(0.303)	0.308	0.360	0.070	0.050

Total income (loss) from operations	$(0.201)	$0.440	$0.532	$0.227	$0.179

Less Distributions

From net investment income	$(0.100)	$(0.130)	$(0.172)	$(0.157)	$(0.129)

From net realized gain	(0.019)	—	—	—	—

Total distributions	$(0.119)	$(0.130)	$(0.172)	$(0.157)	$(0.129)

Net asset value — End of year	$10.590	$10.910	$10.600	$10.240	$10.170

Total Return(1)(2)	(1.87)%	4.19%	5.23%	2.26%	1.76%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$14,526	$22,853	$19,901	$17,978	$16,877

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.65%	0.65%	0.65%	0.65%	0.65%

Net investment income	0.92%	1.23%	1.64%	1.56%	1.25%

Portfolio Turnover	34%	81%	41%	91%	19%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.13%, 0.16%, 0.18%, 0.20% and 0.24% of average daily net assets for the years ended January 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

23	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Financial Highlights — continued

	1-to-10 Year Laddered Fund — Class C

	Year Ended January 31,
	2022	2021	2020	2019	2018

Net asset value — Beginning of year	$10.910	$10.590	$10.240	$10.170	$10.120

Income (Loss) From Operations

Net investment income	$0.019	$0.053	$0.093	$0.081	$0.052

Net realized and unrealized gain (loss)	(0.302)	0.318	0.350	0.070	0.050

Total income (loss) from operations	$(0.283)	$0.371	$0.443	$0.151	$0.102

Less Distributions

From net investment income	$(0.018)	$(0.051)	$(0.093)	$(0.081)	$(0.052)

From net realized gain	(0.019)	—	—	—	—

Total distributions	$(0.037)	$(0.051)	$(0.093)	$(0.081)	$(0.052)

Net asset value — End of year	$10.590	$10.910	$10.590	$10.240	$10.170

Total Return(1)(2)	(2.60)%	3.52%	4.35%	1.50%	1.00%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,591	$3,994	$3,875	$3,951	$3,638

Ratios (as a percentage of average daily net assets):

Expenses(2)	1.40%	1.40%	1.40%	1.40%	1.40%

Net investment income	0.17%	0.48%	0.90%	0.80%	0.50%

Portfolio Turnover	34%	81%	41%	91%	19%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.13%, 0.16%, 0.18%, 0.20% and 0.24% of average daily net assets for the years ended January 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

24	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Financial Highlights — continued

	1-to-10 Year Laddered Fund — Class I

	Year Ended January 31,
	2022	2021	2020	2019	2018

Net asset value — Beginning of year	$10.920	$10.610	$10.250	$10.180	$10.130

Income (Loss) From Operations

Net investment income	$0.127	$0.159	$0.198	$0.182	$0.156

Net realized and unrealized gain (loss)	(0.301)	0.308	0.360	0.070	0.050

Total income (loss) from operations	$(0.174)	$0.467	$0.558	$0.252	$0.206

Less Distributions

From net investment income	$(0.127)	$(0.157)	$(0.198)	$(0.182)	$(0.156)

From net realized gain	(0.019)	—	—	—	—

Total distributions	$(0.146)	$(0.157)	$(0.198)	$(0.182)	$(0.156)

Net asset value — End of year	$10.600	$10.920	$10.610	$10.250	$10.180

Total Return(1)(2)	(1.62)%	4.45%	5.49%	2.51%	2.03%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$75,548	$66,298	$47,792	$31,936	$42,106

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	1.17%	1.46%	1.88%	1.79%	1.51%

Portfolio Turnover	34%	81%	41%	91%	19%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.13%, 0.16%, 0.18%, 0.20% and 0.24% of average daily net assets for the years ended January 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

25	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class A

	Year Ended January 31,
	2022	2021	2020	2019	2018

Net asset value — Beginning of year	$11.730	$11.410	$10.560	$10.530	$10.260

Income (Loss) From Operations

Net investment income	$0.198	$0.218	$0.275	$0.272	$0.255

Net realized and unrealized gain (loss)	(0.389)	0.492	0.870	0.068	0.270

Total income (loss) from operations	$(0.191)	$0.710	$1.145	$0.340	$0.525

Less Distributions

From net investment income	$(0.198)	$(0.215)	$(0.277)	$(0.271)	$(0.255)

From net realized gain	(0.111)	(0.175)	(0.018)	(0.039)	—

Total distributions	$(0.309)	$(0.390)	$(0.295)	$(0.310)	$(0.255)

Net asset value — End of year	$11.230	$11.730	$11.410	$10.560	$10.530

Total Return(1)(2)	(1.69)%	6.35%	10.97%	3.30%	5.14%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,139	$4,881	$970	$297	$336

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.65%	0.65%	0.65%	0.65%	0.65%

Net investment income	1.69%	1.79%	2.45%	2.59%	2.44%

Portfolio Turnover	24%	62%	33%	44%	53%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.53%, 0.61%, 0.94%, 1.25% and 1.42% of average daily net assets for the years ended January 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

26	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class C

	Year Ended January 31,
	2022	2021	2020	2019	2018

Net asset value — Beginning of year	$11.730	$11.410	$10.570	$10.540	$10.270

Income (Loss) From Operations

Net investment income	$0.111	$0.135	$0.193	$0.194	$0.176

Net realized and unrealized gain (loss)	(0.389)	0.490	0.859	0.068	0.270

Total income (loss) from operations	$(0.278)	$0.625	$1.052	$0.262	$0.446

Less Distributions

From net investment income	$(0.111)	$(0.130)	$(0.194)	$(0.193)	$(0.176)

From net realized gain	(0.111)	(0.175)	(0.018)	(0.039)	—

Total distributions	$(0.222)	$(0.305)	$(0.212)	$(0.232)	$(0.176)

Net asset value — End of year	$11.230	$11.730	$11.410	$10.570	$10.540

Total Return(1)(2)	(2.43)%	5.56%	10.04%	2.53%	4.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$476	$522	$521	$331	$380

Ratios (as a percentage of average daily net assets):

Expenses(2)	1.40%	1.40%	1.40%	1.40%	1.40%

Net investment income	0.95%	1.14%	1.73%	1.85%	1.66%

Portfolio Turnover	24%	62%	33%	44%	53%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.53%, 0.61%, 0.94%, 1.25% and 1.42% of average daily net assets for the years ended January 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

27	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class I

	Year Ended January 31,
	2022	2021	2020	2019	2018

Net asset value — Beginning of year	$11.730	$11.410	$10.560	$10.530	$10.270

Income (Loss) From Operations

Net investment income	$0.228	$0.248	$0.304	$0.298	$0.281

Net realized and unrealized gain (loss)	(0.390)	0.491	0.869	0.069	0.261

Total income (loss) from operations	$(0.162)	$0.739	$1.173	$0.367	$0.542

Less Distributions

From net investment income	$(0.227)	$(0.244)	$(0.305)	$(0.298)	$(0.282)

From net realized gain	(0.111)	(0.175)	(0.018)	(0.039)	—

Total distributions	$(0.338)	$(0.419)	$(0.323)	$(0.337)	$(0.282)

Net asset value — End of year	$11.230	$11.730	$11.410	$10.560	$10.530

Total Return(1)(2)	(1.45)%	6.61%	11.25%	3.56%	5.30%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$14,290	$17,216	$12,708	$8,415	$8,358

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	1.94%	2.10%	2.73%	2.85%	2.65%

Portfolio Turnover	24%	62%	33%	44%	53%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.53%, 0.61%, 0.94%, 1.25% and 1.42% of average daily net assets for the years ended January 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

28	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of six funds, two of which, each diversified, are included in these financial statements. They include Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund (1-to-10 Year Laddered Fund) and Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund (10-to-20 Year Laddered Fund) (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to provide current income exempt from regular federal income tax. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Affiliated Fund. The Funds may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2022, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

29

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Notes to Financial Statements — continued

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2022 and January 31, 2021 was as follows:

	Year Ended January 31, 2022
	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Tax-exempt income	$966,408	$387,220

Ordinary income	$110,494	$116,103

Long-term capital gains	$61,643	$81,840

	Year Ended January 31, 2021
	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Tax-exempt income	$988,634	$356,656

Ordinary income	$37,263	$155,495

Long-term capital gains	$—	$195,502

30

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Notes to Financial Statements — continued

During the year ended January 31, 2022, the following amounts were reclassified due to the Funds’ use of equalization accounting. Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Funds.

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Change in:

Paid-in capital	$32,998	$74,320

Distributable earnings	$(32,998)	$(74,320)

As of January 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Undistributed tax-exempt income	$15,551	$8,363

Undistributed ordinary income	16,687	675

Undistributed long-term capital gains	30,809	761

Net unrealized appreciation	1,216,617	596,492

Distributions payable	(207)	—

Distributable earnings	$1,279,457	$606,291

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2022, as determined on a federal income tax basis, were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Aggregate cost	$99,910,182	$20,048,946

Gross unrealized appreciation	$2,181,946	$724,580

Gross unrealized depreciation	(965,329)	(128,088)

Net unrealized appreciation	$1,216,617	$596,492

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to each Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, each Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to each Fund’s New Agreement (and each Fund’s investment advisory and administrative agreement with EVM in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:

	Annual Fee Rate
Average Daily Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Up to $1 billion	0.3200%	0.3200%

$1 billion but less than $2.5 billion	0.3075%	0.3075%

$2.5 billion but less than $5 billion	0.2950%	0.2950%

$5 billion and over	0.2875%	0.2875%

31

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Notes to Financial Statements — continued

The Funds may invest their cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended January 31, 2022, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Investment Adviser and Administration Fee	$289,839	$67,511

Effective Annual Rate	0.32%	0.32%

Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of each Fund to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, EVM entered into a new investment sub-advisory agreement with Parametric, which took effect on March 1, 2021. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Funds. EVM and Parametric have agreed to reimburse each Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 0.65%, 1.40% and 0.40% of each Fund’s average daily net assets for Class A, Class C and Class I, respectively. These agreements may be changed or terminated after May 31, 2022. Pursuant to these agreements, EVM and Parametric were allocated $113,981 and $111,643 in total of operating expenses of 1-to-10 Year Laddered Fund and 10-to-20 Year Laddered Fund, respectively, for the year ended January 31, 2022.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2022 were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

EVM’s Sub-Transfer Agent Fees	$2,298	$1,120

EVD’s Class A Sales Charges	$1,024	$857

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2022 for Class A shares amounted to the following:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class A Distribution and Service Fees	$39,940	$14,583

32

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Notes to Financial Statements — continued

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the respective Fund. For the year ended January 31, 2022, the Funds paid or accrued to EVD the following distribution fees:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class C Distribution Fees	$29,668	$4,534

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2022 amounted to the following:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class C Service Fees	$9,889	$1,511

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2022, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class A	$300	$—

Class C	$500	$—

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2022 were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Purchases	$42,267,742	$4,744,196

Sales	$27,989,568	$5,255,064

33

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

1-to-10 Year Laddered Fund
	Year Ended January 31, 2022
	Class A	Class C	Class I

Sales	556,525	33,698	3,090,695

Issued to shareholders electing to receive payments of distributions in Fund shares	15,497	1,221	87,577

Redemptions	(1,294,640)	(61,857)	(2,122,112)

Net increase (decrease)	(722,618)	(26,938)	1,056,160

	Year Ended January 31, 2021
	Class A	Class C	Class I

Sales	692,277	66,880	3,308,389

Issued to shareholders electing to receive payments of distributions in Fund shares	22,188	1,789	70,658

Redemptions	(502,737)	(64,096)	(1,815,567)

Converted from Class C shares	4,304	—	—

Converted to Class A shares	—	(4,304)	—

Net increase	216,032	269	1,563,480

10-to-20 Year Laddered Fund
	Year Ended January 31, 2022
	Class A	Class C	Class I

Sales	182,612	15,466	712,417

Issued to shareholders electing to receive payments of distributions in Fund shares	13,227	1,038	35,986

Redemptions	(154,396)	(18,628)	(943,932)

Net increase (decrease)	41,443	(2,124)	(195,529)

	Year Ended January 31, 2021
	Class A	Class C	Class I

Sales	346,372	10,766	1,190,190

Issued to shareholders electing to receive payments of distributions in Fund shares	10,273	1,187	50,091

Redemptions	(25,542)	(13,130)	(886,249)

Net increase (decrease)	331,103	(1,177)	354,032

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among

34

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Notes to Financial Statements — continued

the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2022.

9  Investments in Affiliated Funds

At January 31, 2022, the value of investments in affiliated funds was $9,633,863 for 1-to-10 Year Laddered Fund, representing 10.3% of its net assets and $1,399,552 for 10-to-20 Year Laddered Fund, representing 7.0% of its net assets. Transactions in affiliated funds by the Funds for the year ended January 31, 2022 were as follows:

1-to-10 Year Laddered Fund
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$15,536,959	$51,908,950	$(57,811,160)	$(885)	$(1)	$9,633,863	$8,747	9,634,827

10-to-20 Year Laddered Fund
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$1,767,705	$12,084,665	$(12,452,765)	$(53)	$—	$1,399,552	$1,127	1,399,692

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2022, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

1-to-10 Year Laddered Fund

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Obligations	$—	$91,492,936	$—	$91,492,936

Short-Term Investments	—	9,633,863	—	9,633,863

Total Investments	$—	$101,126,799	$—	$101,126,799

35

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Notes to Financial Statements — continued

10-to-20 Year Laddered Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Obligations	$—	$19,245,886	$—	$19,245,886

Short-Term Investments	—	1,399,552	—	1,399,552

Total Investments	$—	$20,645,438	$—	$20,645,438

11  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Funds’ performance, or the performance of the securities in which the Funds invest.

36

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund and Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund and Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 23, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

37

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2022, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

TABS 1-to-10 Year Laddered Municipal Bond Fund	89.74%

TABS 10-to-20 Year Laddered Municipal Bond Fund	76.93%

Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended January 31, 2022, the following amounts or, if subsequently determined to be different, the net capital gain of such year:

TABS 1-to-10 Year Laddered Municipal Bond Fund	$113,213

TABS 10-to-20 Year Laddered Municipal Bond Fund	$74,014

38

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of each Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for each Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 funds (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

39

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	Since 2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships. None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships. None.

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

40

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

The SAI for each Fund includes additional information about the Trustees and officers of the Trust and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

41

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

42

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

43

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

44

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

21124    1.31.22

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

Annual Report

January 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report January 31, 2022

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period began on February 1, 2021, municipal bonds were at the tail end of a bond rally that had begun in November 2020. From mid-February through June 2021, the bond market reversed course. Yields on municipal bonds and U.S. Treasurys rose and prices declined in anticipation of rising economic growth, driven by a federal government infusion of stimulus financing and progress on COVID-19 vaccinations. In late spring-early summer, high year-over-year inflation also raised investor concerns, putting further upward pressure on interest rates.

By July, however, the emergence of a more contagious Delta variant of COVID-19 threatened the U.S. economic rebound and diminished inflation concerns. Investors again turned to U.S. Treasurys and municipal bonds as relatively safe-haven assets, leading bond prices to rise and interest rates to fall in July.

From August through October, bond prices declined again due, in part, to anticipation that the U.S. Federal Reserve (the Fed) would begin tapering monthly bond purchases, which had helped hold interest rates down through much of the pandemic.

In the closing months of 2021, the Fed confirmed that tapering would begin in November and accelerate in the months to come. The reduction of monetary stimulus put upward pressure on shorter term interest rates, as did passage of President Biden’s $1 trillion infrastructure bill. As the Fed issued more hawkish monetary statements, U.S. Treasury rates rose in December against the backdrop of inflationary concerns and potential interest rate hikes. Municipal bond rates, however, were nearly unchanged during the month.

But as the new year began, municipal investors appeared to reevaluate the twin threats of inflation and projected rate hikes. The Bloomberg Municipal Bond Index, a broad measure of the municipal bond market, declined 2.74% in January 2022, its worst monthly performance in several years. In the third week of January, municipal bond mutual funds and exchange-traded funds experienced net weekly outflows for only the second time in 87 weeks.

For the period as a whole, the municipal bond yield curve experienced a “bear market flattening” in which interest rates rose across the curve, but more so at the shorter maturity end of the curve. The Bloomberg Municipal Bond Index returned -1.89% during the period. While municipal bonds outperformed U.S. Treasurys at the short end of the yield curve — that is, maturities of 5 years or less — municipals underperformed U.S. Treasurys in the middle and long end of the curve — maturities of about 10 years and 30 years, respectively.

Fund Performance

For the 12-month period ended January 31, 2022, Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund (the Fund) returned -2.73% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Bloomberg 10 Year Municipal Bond Index (the Index), which returned -2.52%.

The Index is unmanaged, and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund provides rules-based, approximately equal-weighted exposure in each year across the 5-to-15-year maturity portion of the yield curve, with the objective of seeking current income exempt from regular federal income tax. Management seeks to add incremental return through active security selection and in-depth credit analysis.

Yield-curve positioning, which was largely determined by the Fund’s equal-weighted laddered structure, detracted from Fund performance versus the Index. The Fund’s holdings in bonds with maturities shorter than eight years — an area of the curve where the Index had no exposure — underperformed longer maturity bonds and, thus, detracted from relative returns during the period.

In contrast, active security selection, relative-value trading, duration, and credit quality contributed to Fund performance versus the Index during the period.

Active security selection and relative-value trading — a strategy that seeks to take advantage of price and rate differences among similar securities — were the largest contributors to relative returns. In particular, relative performance benefited from security selections and overweight positions relative to the Index in the health care and transportation sectors, which recovered during the period from sharp downturns early in the pandemic.

In addition, the Fund had a modestly shorter duration — or sensitivity to interest rate changes — than the Index. This aided relative returns because Fund performance was hurt less than Index performance by rising interest rates and declining bond prices during the period.

With regard to credit quality, the Fund’s overweight positions in A rated and BBB rated bonds benefitted performance as credit spreads tightened during the period and lower rated bonds generally outperformed higher rated bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Performance2,3

Portfolio Manager(s) James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	02/01/2010	02/01/2010	–2.73%	3.04%	3.64%
Class A with 4.75% Maximum Sales Charge	—	—	–7.35	2.05	3.14
Class C at NAV	02/01/2010	02/01/2010	–3.47	2.28	3.03
Class C with 1% Maximum Sales Charge	—	—	–4.42	2.28	3.03
Class I at NAV	02/01/2010	02/01/2010	–2.49	3.30	3.90

Bloomberg 10 Year Municipal Bond Index	—	—	–2.52%	3.51%	3.20%
Bloomberg 15 Year Municipal Bond Index	—	—	–2.07	4.27	3.90

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			0.68%	1.43%	0.43%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I

Distribution Rate			1.38%	0.61%	1.63%
SEC 30-day Yield - Subsidized			0.59	–0.14	0.87
SEC 30-day Yield - Unsubsidized			0.57	–0.16	0.85

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	01/31/2012	$13,476	N.A.
Class I	$250,000	01/31/2012	$366,746	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Fund Profile6

Credit Quality (% of total investments)7

See Endnotes and Additional Disclosures in this report.

4

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg 10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 8-12 years. Bloomberg 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charges reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective April 15, 2015, the Fund changed its investment objective and investment strategy. Performance prior to April 15, 2015 reflects the Fund’s performance under its former investment objective and policies.

Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 5/31/22. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

The Fund primarily invests in an affiliated investment company (Portfolio) with substantially the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[7]

For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Additional Information

Bloomberg Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S.

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Duration is a measure of the expected change in price of a bond—in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

5

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2021 – January 31, 2022).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/21)	Ending Account Value (1/31/22)	Expenses Paid During Period* (8/1/21 – 1/31/22)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$963.70	$3.22	**	0.65%
Class C	$1,000.00	$959.30	$6.91	**	1.40%
Class I	$1,000.00	$964.90	$1.98	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.93	$3.31	**	0.65%
Class C	$1,000.00	$1,018.15	$7.12	**	1.40%
Class I	$1,000.00	$1,023.19	$2.04	**	0.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2021.The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Statement of Assets and Liabilities

Assets	January 31, 2022

Investment in 5-to-15 Year Laddered Municipal Bond Portfolio, at value (identified cost, $920,130,526)	$936,704,158

Receivable for Fund shares sold	4,593,889

Total assets	$941,298,047

Liabilities

Payable for Fund shares redeemed	$2,821,930

Distributions payable	263,823

Payable to affiliates:

Distribution and service fees	44,422

Other	5,442

Accrued expenses	143,428

Total liabilities	$3,279,045

Net Assets	$938,019,002

Sources of Net Assets

Paid-in capital	$925,843,785

Distributable earnings	12,175,217

Net Assets	$938,019,002

Class A Shares

Net Assets	$81,891,961

Shares Outstanding	6,449,287

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.70

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$13.33

Class C Shares

Net Assets	$30,794,830

Shares Outstanding	2,426,151

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$12.69

Class I Shares

Net Assets	$825,332,211

Shares Outstanding	65,042,607

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.69

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Statement of Operations

Investment Income	Year Ended January 31, 2022

Interest allocated from Portfolio	$19,372,416

Expenses allocated from Portfolio	(3,329,874)

Total investment income from Portfolio	$16,042,542

Expenses

Distribution and service fees

Class A	$210,591

Class C	348,216

Trustees’ fees and expenses	500

Custodian fee	59,482

Transfer and dividend disbursing agent fees	295,937

Legal and accounting services	31,474

Printing and postage	35,246

Registration fees	113,076

Miscellaneous	12,751

Total expenses	$1,107,273

Deduct —

Allocation of expenses to affiliates	$75,791

Total expense reductions	$75,791

Net expenses	$1,031,482

Net investment income	$15,011,060

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$3,489,360

Net realized gain	$3,489,360

Change in unrealized appreciation (depreciation) —

Investments	$(42,921,803)

Net change in unrealized appreciation (depreciation)	$(42,921,803)

Net realized and unrealized loss	$(39,432,443)

Net decrease in net assets from operations	$(24,421,383)

8	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2022	2021

From operations —

Net investment income	$15,011,060	$14,224,357

Net realized gain	3,489,360	4,289,976

Net change in unrealized appreciation (depreciation)	(42,921,803)	16,851,140

Net increase (decrease) in net assets from operations	$(24,421,383)	$35,365,473

Distributions to shareholders —

Class A	$(1,170,757)	$(1,369,835)

Class C	(222,704)	(346,962)

Class I	(13,597,794)	(12,491,775)

Total distributions to shareholders	$(14,991,255)	$(14,208,572)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$13,882,492	$18,833,667

Class C	3,320,306	6,662,582

Class I	239,662,679	319,722,524

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	923,920	1,143,526

Class C	173,741	257,716

Class I	10,714,522	9,777,443

Cost of shares redeemed

Class A	(18,585,038)	(19,938,216)

Class C	(8,395,703)	(11,050,734)

Class I	(166,794,634)	(167,437,325)

Net asset value of shares converted

Class A	191,346	1,172,423

Class C	(191,346)	(1,172,423)

Net increase in net assets from Fund share transactions	$74,902,285	$157,971,183

Other capital —

Portfolio transaction fee contributed to Portfolio	$(240,536)	$(394,679)

Portfolio transaction fee allocated from Portfolio	249,295	391,381

Net increase (decrease) in net assets from other capital	$8,759	$(3,298)

Net increase in net assets	$35,498,406	$179,124,786

Net Assets

At beginning of year	$902,520,596	$723,395,810

At end of year	$938,019,002	$902,520,596

9	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Financial Highlights

	Class A
	Year Ended January 31,
	2022	2021	2020	2019	2018

Net asset value — Beginning of year	$13.240	$12.900	$12.220	$12.110	$11.900

Income (Loss) From Operations

Net investment income	$0.182	$0.213	$0.237	$0.225	$0.210

Net realized and unrealized gain (loss)	(0.540)	0.340	0.680	0.110	0.210

Total income (loss) from operations	$(0.358)	$0.553	$0.917	$0.335	$0.420

Less Distributions

From net investment income	$(0.182)	$(0.213)	$(0.237)	$(0.225)	$(0.210)

Total distributions	$(0.182)	$(0.213)	$(0.237)	$(0.225)	$(0.210)

Net asset value — End of year	$12.700	$13.240	$12.900	$12.220	$12.110

Total Return(1)(2)	(2.73)%	4.34%	7.56%	2.80%	3.53%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$81,892	$88,983	$85,608	$87,287	$104,397

Ratios (as a percentage of average daily net assets):(3)

Expenses(2)	0.65%	0.65%	0.65%	0.65%	0.65%

Net investment income	1.39%	1.65%	1.88%	1.87%	1.72%

Portfolio Turnover of the Portfolio	22%	51%	28%	78%	35%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and the sub-adviser of the Fund and the investment adviser and the sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.01%, 0.03%, 0.02%, 0.04% and 0.05% of average daily net assets for the years ended January 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Financial Highlights — continued

	Class C
	Year Ended January 31,
	2022	2021	2020	2019	2018

Net asset value — Beginning of year	$13.230	$12.890	$12.220	$12.100	$11.890

Income (Loss) From Operations

Net investment income	$0.084	$0.116	$0.142	$0.134	$0.118

Net realized and unrealized gain (loss)	(0.540)	0.340	0.670	0.120	0.210

Total income (loss) from operations	$(0.456)	$0.456	$0.812	$0.254	$0.328

Less Distributions

From net investment income	$(0.084)	$(0.116)	$(0.142)	$(0.134)	$(0.118)

Total distributions	$(0.084)	$(0.116)	$(0.142)	$(0.134)	$(0.118)

Net asset value — End of year	$12.690	$13.230	$12.890	$12.220	$12.100

Total Return(1)(2)	(3.47)%	3.56%	6.68%	2.12%	2.75%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$30,795	$37,239	$41,689	$45,309	$55,476

Ratios (as a percentage of average daily net assets):(3)

Expenses(2)	1.40%	1.40%	1.40%	1.40%	1.40%

Net investment income	0.64%	0.91%	1.13%	1.11%	0.96%

Portfolio Turnover of the Portfolio	22%	51%	28%	78%	35%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and the sub-adviser of the Fund and the investment adviser and the sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.01%, 0.03%, 0.02%, 0.04% and 0.05% of average daily net assets for the years ended January 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Financial Highlights — continued

	Class I
	Year Ended January 31,
	2022	2021	2020	2019	2018

Net asset value — Beginning of year	$13.230	$12.890	$12.210	$12.100	$11.890

Income (Loss) From Operations

Net investment income	$0.215	$0.245	$0.268	$0.255	$0.240

Net realized and unrealized gain (loss)	(0.540)	0.340	0.680	0.110	0.210

Total income (loss) from operations	$(0.325)	$0.585	$0.948	$0.365	$0.450

Less Distributions

From net investment income	$(0.215)	$(0.245)	$(0.268)	$(0.255)	$(0.240)

Total distributions	$(0.215)	$(0.245)	$(0.268)	$(0.255)	$(0.240)

Net asset value — End of year	$12.690	$13.230	$12.890	$12.210	$12.100

Total Return(1)(2)	(2.49)%	4.60%	7.83%	3.06%	3.79%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$825,332	$776,298	$596,099	$472,656	$510,220

Ratios (as a percentage of average daily net assets):(3)

Expenses(2)	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	1.64%	1.89%	2.12%	2.11%	1.94%

Portfolio Turnover of the Portfolio	22%	51%	28%	78%	35%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator and the sub-adviser of the Fund and the investment adviser and the sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.01%, 0.03%, 0.02%, 0.04% and 0.05% of average daily net assets for the years ended January 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in 5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at January 31, 2022). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by the Portfolio’s investments in municipal obligations, which are exempt from regular federal income tax when received by the Portfolio, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder,

13

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Notes to Financial Statements — continued

receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2022 and January 31, 2021 was as follows:

	Year Ended January 31,
	2022	2021

Tax-exempt income	$14,991,255	$14,208,572

As of January 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed tax-exempt income	$267,437

Deferred capital losses	(4,620,910)

Net unrealized appreciation	16,792,513

Distributions payable	(263,823)

Distributable earnings	$12,175,217

At January 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $4,620,910 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2022, $4,620,910 are short-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory and administrative agreement with EVM in effect prior to March 1, 2021), the investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee, as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.3200%

$1 billion but less than $2.5 billion	0.3075%

$2.5 billion but less than $5 billion	0.2950%

$5 billion and over	0.2875%

For the year ended January 31, 2022, the Fund incurred no investment adviser and administration fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its pro rata share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, EVM entered into a new investment sub-advisory agreement with Parametric, which took effect on March 1, 2021. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.

14

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Notes to Financial Statements — continued

EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 0.65%, 1.40% and 0.40% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2022. Pursuant to this agreement, EVM and Parametric were allocated $75,791 in total of the Fund’s operating expenses for the year ended January 31, 2022.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2022, EVM earned $9,220 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,165 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2022 amounted to $210,591 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2022, the Fund paid or accrued to EVD $261,161 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2022 amounted to $87,055 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2022, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended January 31, 2022, increases and decreases in the Fund’s investment in the Portfolio aggregated $108,843,213 and $51,793,218, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1H of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

15

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2022	2021

Sales	1,058,328	1,454,551

Issued to shareholders electing to receive payments of distributions in Fund shares	70,602	88,554

Redemptions	(1,416,785)	(1,547,677)

Converted from Class C shares	14,622	89,879

Net increase (decrease)	(273,233)	85,307

	Year Ended January 31,
Class C	2022	2021

Sales	253,506	517,231

Issued to shareholders electing to receive payments of distributions in Fund shares	13,279	19,985

Redemptions	(640,444)	(866,281)

Converted to Class A shares	(14,628)	(89,919)

Net decrease	(388,287)	(418,984)

	Year Ended January 31,
Class I	2022	2021

Sales	18,257,870	24,809,152

Issued to shareholders electing to receive payments of distributions in Fund shares	819,220	756,576

Redemptions	(12,724,163)	(13,124,951)

Net increase	6,352,927	12,440,777

16

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), as of January 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 23, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2022, the Fund designates 100% of distributions from net investment income as an exempt-interest dividend.

18

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Portfolio of Investments

Tax-Exempt Municipal Obligations — 97.3%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.5%

Ohio Water Development Authority, Water Pollution Control Loan Fund, Green Bonds, 4.00%, 12/1/37	$2,475	$2,929,261

Vermont Bond Bank, (Vermont State Colleges System), 3.00%, 10/1/35	500	539,805

Virginia Resources Authority, (Pooled Financing Program), 4.00%, 11/1/35	1,175	1,348,125

		$4,817,191

Education — 4.7%

Allegheny County Higher Education Building Authority, PA, (Carnegie Mellon University), 0.325%, (70% of SOFR + 0.29%), 8/1/27 (Put Date), 2/1/33(1)	$2,750	$2,736,552

Arizona State University:

5.00%, 7/1/35	1,500	1,877,670

5.00%, 7/1/36	1,000	1,249,620

Connecticut Health and Educational Facilities Authority, (Fairfield University):

5.00%, 7/1/25	875	976,955

5.00%, 7/1/26	1,000	1,143,930

Louisiana Public Facilities Authority, (Tulane University), 5.00%, 12/15/27	505	587,477

Miami University, OH, 5.00%, 9/1/32(2)	735	918,713

New York Dormitory Authority, (Rochester Institute of Technology):

5.00%, 7/1/35	540	661,252

5.00%, 7/1/36	395	483,255

5.00%, 7/1/37	840	1,026,413

New York Dormitory Authority, (School Districts Revenue Bond Financing Program):

5.00%, 10/1/32	1,500	1,864,065

5.00%, 10/1/33	1,175	1,459,585

North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/29	200	200,782

Oklahoma Agricultural and Mechanical Colleges, (Oklahoma State University):

4.00%, 9/1/33	305	362,471

4.00%, 9/1/34	350	415,065

Saginaw Valley State University, MI:

5.00%, 7/1/27	500	576,810

5.00%, 7/1/28	1,000	1,150,380

Swarthmore Borough Authority, PA, (Swarthmore College), 4.00%, 9/15/37	1,925	2,273,271

Texas A&M University, 4.00%, 5/15/34	1,000	1,186,920

Security	Principal Amount (000’s omitted)	Value

Education (continued)

University of Florida:

4.00%, 7/1/31	$5,000	$5,946,900

4.00%, 7/1/32	6,465	7,613,249

4.00%, 7/1/33	6,720	7,896,873

University of Hawaii, 3.00%, 10/1/31	1,000	1,085,580

		$43,693,788

Electric Utilities — 2.1%

Brownsville, TX, Utilities System Revenue, 5.00%, 9/1/29	$1,000	$1,122,170

Energy Northwest, WA, Wind Project Revenue:

5.00%, 7/1/25	365	409,994

5.00%, 7/1/26	1,000	1,120,780

Garland, TX, Electric Utility System Revenue, 5.00%, 3/1/32	250	283,202

Marquette Board of Light and Power, MI, 5.00%, 7/1/27	735	850,983

New Braunfels, TX, Utility System Revenue, 4.00%, 7/1/34	770	873,796

North Carolina Municipal Power Agency No. 1, (Catawba), 5.00%, 1/1/29	500	575,560

Redding Joint Powers Financing Authority, CA, Electric System Revenue, 5.00%, 6/1/26	250	285,867

Seattle, WA, Municipal Light and Power Revenue, 0.31%, (SIFMA + 0.25%), 11/1/26 (Put Date), 5/1/45(1)	2,000	2,017,360

Seattle, WA, Municipal Light and Power Revenue, Green Bonds, 4.00%, 7/1/34	5,035	5,880,225

Springfield Electric System Revenue, IL:

5.00%, 3/1/27	250	277,582

5.00%, 3/1/28	250	277,183

5.00%, 3/1/29	250	276,783

Tallahassee, FL, Energy System Revenue:

5.00%, 10/1/27	300	330,501

5.00%, 10/1/28	400	440,000

5.00%, 10/1/29	1,120	1,231,698

5.00%, 10/1/30	1,500	1,649,595

5.00%, 10/1/31	1,000	1,099,730

5.00%, 10/1/33	300	329,586

Walnut Energy Center Authority, CA, 5.00%, 1/1/33	250	271,993

		$19,604,588

Escrowed / Prerefunded — 0.7%

North Carolina Medical Care Commission, (United Methodist Retirement Homes):

Prerefunded to 10/1/23, 5.00%, 10/1/24	$150	$164,403

Prerefunded to 10/1/23, 5.00%, 10/1/25	100	109,602

Prerefunded to 10/1/23, 5.00%, 10/1/26	1,100	1,205,622

Prerefunded to 10/1/23, 5.00%, 10/1/27	50	54,801

19	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

North Carolina Medical Care Commission, (United Methodist Retirement Homes): (continued)

Prerefunded to 10/1/23, 5.00%, 10/1/29	$125	$137,003

Prerefunded to 10/1/23, 5.00%, 10/1/32	225	246,604

Series 2017A, Prerefunded to 10/1/23, 5.00%, 10/1/30	250	274,005

Pennington County, SD, Certificates of Participation, Prerefunded to 6/1/25, 5.00%, 6/1/27	1,300	1,461,798

Seward County Unified School District No. 480, KS, Prerefunded to 9/1/25, 5.00%, 9/1/29	2,000	2,265,280

South Dakota Building Authority:

Prerefunded to 6/1/25, 5.00%, 6/1/28	210	236,504

Series 2015B, Prerefunded to 6/1/25, 5.00%, 6/1/30	200	225,242

		$6,380,864

General Obligations — 25.7%

Addison, TX, Prerefunded to 2/15/23, 5.00%, 2/15/26	$270	$282,118

Anchorage, AK:

5.00%, 9/1/25	100	113,039

5.00%, 9/1/27	780	876,455

Beaumont, TX, Certificates of Obligation, 4.00%, 3/1/32	500	577,675

Belding Area Schools, MI:

5.00%, 5/1/28	250	287,585

5.00%, 5/1/30	250	286,693

Birmingham, AL:

5.00%, 12/1/25	1,050	1,195,141

5.00%, 12/1/27	2,460	2,944,325

Bonneville and Bingham Counties Joint School District No. 93, ID, 5.00%, 9/15/32	450	511,988

Brookline, MA:

5.00%, 3/15/30	2,000	2,463,960

5.00%, 3/15/31	3,825	4,710,411

Burlington, VT:

5.00%, 11/1/27	255	305,730

5.00%, 11/1/29	75	93,252

5.00%, 11/1/30	300	371,979

Series 2016A, 5.00%, 11/1/26	150	175,509

Series 2019A, 5.00%, 11/1/26	210	245,713

California:

4.00%, 8/1/36	5,000	5,472,000

5.00%, 12/1/29	700	873,488

5.00%, 12/1/30	2,750	3,499,347

5.00%, 12/1/31	1,550	2,011,419

5.00%, 8/1/32	1,590	1,827,021

5.00%, 12/1/34	2,500	3,153,400

Cape May County, NJ, 3.00%, 10/1/31	1,000	1,068,580

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Carrollton-Farmers Branch Independent School District, TX, (PSF Guaranteed):

4.00%, 2/15/32	$650	$762,638

4.00%, 2/15/33	1,000	1,174,380

4.00%, 2/15/34	1,010	1,186,386

Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/33	1,000	746,160

Clark County, NV, 3.00%, 11/1/36	3,580	3,822,581

Colonial School District, PA:

5.00%, 2/15/32	100	113,120

5.00%, 2/15/33	200	226,092

Connecticut:

4.00%, 6/1/32	1,000	1,167,180

4.00%, 6/1/33	600	698,976

4.00%, 1/15/34	1,500	1,758,090

4.00%, 6/1/35	850	981,580

4.00%, 6/1/36	1,000	1,149,500

Contra Costa Community College District, CA, (Election of 2014):

4.00%, 8/1/32	650	760,890

4.00%, 8/1/33	100	116,934

Cook County School District No. 25, IL, (Arlington Heights), 5.00%, 12/15/32	630	735,292

Dallas Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/35(2)	4,095	4,412,608

Dallas, TX, 5.00%, 2/15/31	3,465	3,609,317

Delaware, 5.00%, 2/1/29	1,000	1,205,750

Denton County, TX, 4.00%, 7/15/31	1,500	1,707,540

District of Columbia, 5.00%, 6/1/33	6,690	7,277,783

Dowagiac Union School District, MI, 4.00%, 5/1/26	350	390,061

Dublin City School District, OH, 5.00%, 12/1/29	500	612,210

Easton Area School District, PA, 5.00%, 2/1/31	1,400	1,681,974

Elgin Independent School District, TX, (PSF Guaranteed), 3.00%, 8/1/37(2)	2,070	2,235,973

Elk Grove Unified School District, CA, 4.00%, 8/1/32	2,305	2,733,177

Flower Mound, TX, 5.00%, 3/1/27	510	586,883

Franklin County, OH, Prerefunded to 6/1/23, 4.25%, 12/1/35	1,100	1,150,809

Frisco Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	400	431,448

Georgia, 5.00%, 2/1/32	1,000	1,176,080

Granville Exempted Village School District, OH, 5.00%, 12/1/26	500	571,130

Harlandale Independent School District, TX, 5.00%, 8/1/29	845	988,236

Hawaii, 5.00%, 1/1/30	3,730	4,575,218

Hennepin County, MN, 5.00%, 12/1/33	1,000	1,170,580

20	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Homewood, AL:

5.00%, 9/1/28	$2,000	$2,320,000

5.00%, 9/1/29	2,000	2,313,520

Honolulu City and County, HI, 3.00%, 9/1/31	110	117,161

Illinois:

5.00%, 9/1/27	12,035	13,903,674

5.00%, 3/1/28	2,000	2,006,680

5.00%, 4/1/29	1,190	1,279,262

5.00%, 3/1/34	6,000	6,017,940

5.00%, 3/1/35	1,000	1,002,970

5.50%, 5/1/30	5,500	6,809,385

Kane, Cook and DuPage Counties School District No. 46, IL, 5.00%, 1/1/29	1,000	1,073,410

Kane, McHenry, Cook and DeKalb Counties Community Unit School District No. 300, IL, 5.00%, 1/1/28	2,370	2,822,314

Kennewick School District No. 17, WA:

4.00%, 12/1/33	655	772,350

4.00%, 12/1/34	1,200	1,412,796

Lakeland, FL:

5.00%, 10/1/25	635	707,777

5.00%, 10/1/28	1,500	1,674,885

5.00%, 10/1/30	1,000	1,114,610

Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/31	380	267,809

Lewisville Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/27	1,600	1,750,032

Los Angeles Community College District, CA, (Election of 2008), 4.00%, 8/1/34	1,690	1,882,812

Los Angeles Unified School District, CA:

4.00%, 7/1/33	2,500	2,911,900

4.00%, 7/1/36	3,000	3,454,800

Maine, 5.00%, 6/1/30	2,105	2,668,845

McLean County Public Building Commission, IL, 5.00%, 12/1/28	200	220,412

Miami-Dade County School District, FL, 5.00%, 3/15/28	300	334,539

Miami-Dade County, FL, 5.00%, 7/1/29	1,000	1,126,490

Milpitas Unified School District, CA, (Election of 2012), 4.00%, 8/1/32	560	598,091

Morris Township, NJ, 3.00%, 11/1/27	440	470,620

Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/27	175	160,302

Navasota Independent School District, TX, (PSF Guaranteed):

Prerefunded to 2/15/25, 5.00%, 2/15/28	195	217,066

Prerefunded to 2/15/25, 5.00%, 2/15/29	340	378,474

Prerefunded to 2/15/25, 5.00%, 2/15/30	725	807,041

Prerefunded to 2/15/25, 5.00%, 2/15/31	885	985,147

Prerefunded to 2/15/25, 5.00%, 2/15/32	720	801,475

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

New Jersey:

4.00%, 6/1/31	$5,000	$5,805,450

5.00%, 6/1/28	10,000	11,912,600

New York, 5.00%, 3/15/31	3,000	3,870,300

Ohio, (Adult Correctional Building Fund):

5.00%, 10/1/28	1,000	1,218,300

5.00%, 10/1/29	1,500	1,864,500

5.00%, 10/1/30	1,000	1,266,780

Oregon:

2.35%, 6/1/25	165	171,131

2.40%, 12/1/25	1,050	1,094,635

Pasadena, TX:

4.00%, 2/15/28	500	540,245

4.00%, 2/15/29	150	161,886

4.00%, 2/15/30	500	539,310

4.00%, 2/15/31	650	700,499

Pendleton School District No. 16R, Umatilla County, OR, 0.00%, 6/15/27	1,060	968,925

Pennsylvania:

4.00%, 6/15/31	135	143,243

Prerefunded to 6/1/22, 4.00%, 6/1/30	5,000	5,059,800

Philadelphia, PA:

5.00%, 2/1/26	1,150	1,315,381

5.00%, 2/1/31	1,550	1,911,305

Pittsburg Unified School District, CA, 5.00%, 8/1/28	920	1,093,466

Portland, OR, 5.00%, 6/1/30	6,515	8,260,108

Ravenswood City School District, CA, (Election of 2016):

5.00%, 8/1/25	485	548,380

5.00%, 8/1/26	505	586,962

5.00%, 8/1/27	530	613,756

5.00%, 8/1/28	555	642,179

5.00%, 8/1/29	575	664,781

Richland County School District No. 2, SC, 4.00%, 3/1/32	2,290	2,681,269

Romeo Community Schools, MI, 5.00%, 5/1/30	700	803,985

Romulus, MI:

4.00%, 11/1/31	250	273,733

4.00%, 11/1/32	100	109,493

4.00%, 11/1/33	250	273,638

SCAGO Educational Facilities Corp. for Pickens School District, SC, 5.00%, 12/1/26	1,650	1,847,142

School District 27J, Adams and Weld Counties and City and County of Broomfield, CO, 4.00%, 12/1/30	450	495,086

Seguin Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/29	300	327,150

21	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Southfield Public Schools, MI:

5.00%, 5/1/25	$1,100	$1,233,485

5.00%, 5/1/27	1,000	1,183,830

St. Mary’s County, MD:

5.00%, 5/1/28	1,255	1,522,415

5.00%, 5/1/30	1,245	1,571,514

St. Vrain Valley School District RE-1J, CO:

5.00%, 12/15/28	1,700	1,993,743

5.00%, 12/15/29	1,000	1,169,700

Stamford, CT, 4.00%, 8/1/27	650	711,795

Sun Valley, ID:

5.00%, 9/15/25	755	858,095

5.00%, 9/15/26	695	812,142

Tomball Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/35(2)	5,000	5,948,050

Torrance Unified School District, CA, (Election of 2014):

5.00%, 8/1/30	515	595,654

5.00%, 8/1/31	450	518,990

Tuloso-Midway Independent School District, TX, (PSF Guaranteed):

4.00%, 8/15/27	510	557,083

4.00%, 8/15/28	530	577,583

4.00%, 8/15/29	545	593,734

University City School District, MO, 4.00%, 2/15/35(2)	790	897,535

Washington:

5.00%, 8/1/28	1,485	1,716,868

5.00%, 8/1/29	1,400	1,616,608

Wellesley, MA:

5.00%, 4/1/30	1,990	2,514,763

5.00%, 4/1/31	1,985	2,557,275

Will and Kendall Counties Community Consolidated School District No. 202, IL, 4.00%, 1/1/27	2,825	3,170,130

Will County Community Unit School District No. 365-U, IL, 4.00%, 1/1/30	360	395,266

York County, PA, 5.00%, 6/1/27	1,225	1,357,974

		$241,487,643

Hospital — 14.5%

Allegheny County Hospital Development Authority, PA, (Allegheny Health Network Obligated Group):

5.00%, 4/1/31	$1,750	$2,077,057

5.00%, 4/1/33	3,000	3,553,290

Arizona Health Facilities Authority, (Banner Health), 0.31%, (SIFMA + 0.25%), 11/4/26 (Put Date), 1/1/46(1)	5,000	5,001,800

Buffalo and Erie County Industrial Land Development Corp., NY, (Catholic Health System, Inc.), 5.00%, 7/1/25	250	271,723

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

California Health Facilities Financing Authority, (Adventist Health System/West), 4.00%, 3/1/27	$90	$92,990

California Health Facilities Financing Authority, (CommonSpirit Health), 4.00%, 4/1/36	2,870	3,236,528

California Health Facilities Financing Authority, (El Camino Hospital), 5.00%, 2/1/29	750	880,125

Clarke County Hospital Authority, GA, (Piedmont Healthcare, Inc.), 5.00%, 7/1/30	335	385,377

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.):

4.00%, 4/1/34	100	114,414

4.00%, 4/1/35	290	330,826

4.00%, 4/1/36	300	340,947

Colorado Health Facilities Authority, (CommonSpirit Health):

5.00%, 8/1/34	2,000	2,408,180

5.00%, 8/1/35	3,000	3,603,480

5.00% to 8/1/26 (Put Date), 8/1/49	5,000	5,666,800

Colorado Health Facilities Authority, (NCMC, Inc.), Escrowed to Maturity, 5.00%, 5/15/25	150	168,210

Colorado Health Facilities Authority, (Sanford Health), 5.00%, 11/1/32	3,000	3,686,370

Connecticut Health and Educational Facilities Authority, (Stamford Hospital):

4.00%, 7/1/26	600	664,944

4.00%, 7/1/27	700	788,179

4.00%, 7/1/28	650	741,838

4.00%, 7/1/29	500	577,195

4.00%, 7/1/30	750	866,025

Duluth Economic Development Authority, MN, (St. Luke’s Hospital of Duluth Obligated Group):

Series 2021A, 5.00%, 6/15/29	285	342,103

Series 2021A, 5.00%, 6/15/30	285	347,124

Series 2021A, 5.00%, 6/15/31	285	351,630

Series 2022A, 5.00%, 6/15/28(2)	460	533,756

Series 2022A, 5.00%, 6/15/29(2)	375	440,944

Series 2022A, 5.00%, 6/15/30(2)	425	506,808

Series 2022A, 5.00%, 6/15/31(2)	450	543,902

Geisinger Authority, PA, (Geisinger Health System), 5.00%, 4/1/35	6,000	7,363,080

Glynn-Brunswick Memorial Hospital Authority, GA, (Southeast Georgia Health System), 4.00%, 8/1/35	1,000	1,143,190

Greeneville Health and Educational Facilities Board, TN, (Ballad Health), 5.00%, 7/1/33	4,000	4,214,120

Illinois Finance Authority, (Riverside Health System), 5.00%, 11/15/27	500	581,080

Illinois Finance Authority, (Rush University Medical Center):

5.00%, 11/15/31	1,000	1,105,570

5.00%, 11/15/32	1,000	1,104,890

22	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Kentucky Economic Development Finance Authority, (Catholic Health Initiatives), 1.46%, (SIFMA + 1.40%), 2/1/25 (Put Date), 2/1/46(1)	$12,715	$12,807,311

Knox County Health, Educational and Housing Facility Board, TN, (University Health System, Inc.), 5.00%, 9/1/30	1,000	1,134,260

Louisiana Public Facilities Authority, (Ochsner Clinic Foundation):

5.00%, 5/15/25	250	279,800

5.00%, 5/15/26	250	277,833

5.00%, 5/15/27	250	277,240

Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.):

5.00%, 10/1/30	2,000	2,302,640

5.00%, 10/1/31	1,500	1,725,525

5.00%, 10/1/32	2,000	2,297,780

Maricopa County Industrial Development Authority, AZ, (Banner Health), 0.63%, (SIFMA + 0.57%), 10/18/24 (Put Date), 1/1/35(1)	4,575	4,597,234

Maryland Health and Higher Educational Facilities Authority, (MedStar Health, Inc.), 5.00%, 8/15/31	1,000	1,106,380

Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/25	485	520,997

Massachusetts Development Finance Agency, (South Shore Hospital):

5.00%, 7/1/24	550	596,601

5.00%, 7/1/26	500	571,735

5.00%, 7/1/28	245	278,925

Medford Hospital Facilities Authority, OR, (Asante Health System):

5.00%, 8/15/34	1,000	1,230,780

5.00%, 8/15/35	700	860,461

5.00%, 8/15/36	1,000	1,226,180

Michigan Finance Authority, (Beaumont Health Credit Group), 5.00%, 8/1/28	1,315	1,435,322

Missouri Health and Educational Facilities Authority, (CoxHealth), 5.00%, 11/15/31	490	553,558

Missouri Health and Educational Facilities Authority, (Saint Luke’s Health System), 5.00%, 11/15/31	1,000	1,139,430

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group):

5.00%, 7/1/23	400	421,528

5.00%, 7/1/28	1,340	1,487,078

5.00%, 7/1/29	775	857,863

Montgomery County, OH, (Dayton Children’s Hospital):

4.00%, 8/1/36	1,000	1,150,560

4.00%, 8/1/37	1,100	1,262,767

5.00%, 8/1/31	800	1,021,240

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Montgomery County, OH, (Dayton Children’s Hospital): (continued)

5.00%, 8/1/32	$750	$955,777

5.00%, 8/1/33	800	1,015,800

5.00%, 8/1/34	1,150	1,458,522

5.00%, 8/1/35	1,750	2,216,357

Montgomery County, OH, (Kettering Health Network Obligated Group):

5.00%, 8/1/32	275	344,985

5.00%, 8/1/33	300	375,606

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group):

5.00%, 8/1/25	400	450,660

5.00%, 8/1/28	500	596,360

5.00%, 8/1/29	500	593,875

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System):

5.00%, 7/1/25	1,000	1,126,850

5.00%, 7/1/27	700	812,749

5.00%, 7/1/28	700	811,111

5.00%, 7/1/30	520	600,122

5.00%, 7/1/31	700	805,588

Norman Regional Hospital Authority, OK, 5.00%, 9/1/25	1,000	1,125,150

Oregon Facilities Authority, (Samaritan Health Services), 5.00%, 10/1/32	750	866,355

Pennsylvania Economic Development Financing Authority, (UPMC), 4.00%, 10/15/37	1,375	1,586,255

Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania Health System), 5.00%, 8/15/33	2,250	2,765,092

Pima County Industrial Development Authority, AZ, (Tucson Medical Center):

5.00%, 4/1/31	1,000	1,264,930

5.00%, 4/1/34	1,590	2,000,951

Public Finance Authority, WI, (Renown Regional Medical Center):

4.00%, 6/1/35	795	903,017

5.00%, 6/1/34	1,320	1,618,426

5.00%, 6/1/36	2,310	2,825,523

Richmond County Hospital Authority, GA, (University Health Services, Inc.), 5.00%, 1/1/28	1,000	1,149,450

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/29	250	269,203

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 4.00%, 12/1/30	150	160,781

St. Paul Housing and Redevelopment Authority, MN, (Fairview Health Services), 5.00%, 11/15/25	500	563,670

23	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

St. Paul Housing and Redevelopment Authority, MN, (HealthPartners Obligated Group), 5.00%, 7/1/30	$625	$698,044

University of Kansas Hospital Authority, (KU Health System), 5.00%, 9/1/27	1,655	1,866,443

Utah County, UT, (IHC Health Services, Inc.), 5.00% to 8/1/26 (Put Date), 5/15/60	3,500	4,051,460

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center):

5.00%, 12/1/25	335	379,696

5.00%, 12/1/27	205	234,764

5.00%, 12/1/28	500	572,145

5.00%, 12/1/30	400	457,356

5.00%, 12/1/31	300	342,609

Washington Health Care Facilities Authority, (Overlake Hospital Medical Center), 5.00%, 7/1/27	1,575	1,862,028

Wisconsin Health and Educational Facilities Authority, (Agnesian HealthCare, Inc.), 5.00%, 7/1/26	400	461,632

		$135,644,865

Housing — 2.1%

Georgia Housing & Finance Authority, 3.65%, 12/1/32	$630	$660,322

Iowa Finance Authority, SFMR, (FHLMC), (FNMA), (GNMA):

1.50%, 1/1/31	300	283,242

1.60%, 7/1/31	250	237,030

Minnesota Housing Finance Agency:

2019 Series A, 4.00%, 8/1/34	295	336,123

2019 Series A, 4.00%, 8/1/35	440	500,742

2019 Series C, 4.00%, 8/1/33	525	600,731

2019 Series C, 4.00%, 8/1/34	240	274,174

2019 Series C, 4.00%, 8/1/35	285	324,344

New York City Housing Development Corp., NY:

2.65%, 11/1/27	870	899,667

2.80%, 5/1/29	655	680,866

2.85%, 11/1/29	300	312,006

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA):

2.20%, 5/1/25	190	194,020

2.25%, 11/1/25	225	230,454

2.40%, 11/1/26	225	232,002

2.50%, 11/1/27	140	144,074

2.60%, 5/1/28	110	113,463

New York Mortgage Agency:

2.30%, 10/1/30	1,000	1,001,320

3.65%, 4/1/32	425	447,988

Security	Principal Amount (000’s omitted)	Value

Housing (continued)

Seattle Housing Authority, WA:

2.875%, 12/1/25	$900	$944,532

3.00%, 12/1/26	920	974,308

Seattle Housing Authority, WA, (Northgate Plaza), 1.00%, 6/1/26	7,675	7,494,944

Tennessee Housing Development Agency, 2.80%, 7/1/26	250	261,225

Vermont Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 3.85%, 11/1/33	1,163	1,209,427

Virginia Housing Development Authority, 2.55%, 5/1/27	630	645,674

Washington Housing Finance Commission:

2.25%, 6/1/25	105	107,384

2.30%, 12/1/25	130	133,370

2.40%, 6/1/26	105	107,586

		$19,351,018

Insured – Education — 0.7%

New York Dormitory Authority, (School Districts Revenue Bond Financing Program), (AGM), 5.00%, 10/1/33	$1,625	$2,011,978

Patterson Joint Unified School District, CA, (Election 2018):

(BAM), 5.00%, 8/1/28	1,065	1,228,275

(BAM), 5.00%, 8/1/29	1,000	1,150,010

University of Central Florida, (AGM), 4.00%, 10/1/34	1,805	2,121,922

		$6,512,185

Insured – Electric Utilities — 0.2%

Municipal Electric Authority of Georgia, (Plant Vogtle Units 3 and 4 Project J):

(AGM), 4.00%, 1/1/36	$335	$378,242

(AGM), 4.00%, 1/1/37	655	738,669

Municipal Electric Authority of Georgia, (Plant Vogtle Units 3 and 4 Project M):

(AGM), 4.00%, 1/1/36	435	492,159

(AGM), 4.00%, 1/1/37	470	531,133

		$2,140,203

Insured – Escrowed / Prerefunded — 0.0%(3)

New Britain, CT:

(BAM), Escrowed to Maturity, 5.00%, 3/1/25	$5	$5,573

(BAM), Escrowed to Maturity, 5.00%, 3/1/25	100	111,612

		$117,185

Insured – General Obligations — 1.0%

Fort Bend County Municipal Utility District No. 58, TX:

(BAM), 3.00%, 4/1/26	$185	$194,861

24	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)

Fort Bend County Municipal Utility District No. 58, TX: (continued)

(BAM), 3.00%, 4/1/30	$25	$26,389

(BAM), 3.00%, 4/1/32	360	378,839

New Britain, CT, (BAM), 5.00%, 3/1/25	135	149,765

Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 4.00%, 12/1/25	470	507,816

Pharr, TX:

(AGM), 4.00%, 8/15/35	2,190	2,585,623

(AGM), 4.00%, 8/15/37	2,485	2,923,950

Pocono Mountain School District, PA, (AGM), 4.00%, 9/1/27	690	772,531

Yonkers, NY:

(BAM), Series 2019A, 5.00%, 5/1/31	750	922,972

(BAM), Series 2019B, 5.00%, 5/1/31	825	1,015,270

		$9,478,016

Insured – Housing — 0.1%

California Municipal Finance Authority, (CHF-Davis II, LLC - Orchard Park Student Housing):

Green Bonds, (BAM), 4.00%, 5/15/35	$600	$691,620

Green Bonds, (BAM), 4.00%, 5/15/36	600	690,864

		$1,382,484

Insured – Lease Revenue / Certificates of Participation — 0.2%

Clermont County Port Authority, OH, (West Clermont Local School District):

(BAM), 5.00%, 12/1/26	$250	$283,455

(BAM), 5.00%, 12/1/29	100	112,624

Highlands County School Board, FL:

(BAM), 5.00%, 3/1/26	400	443,876

(BAM), 5.00%, 3/1/27	200	221,618

Pasco County School Board, FL:

(BAM), 5.00%, 8/1/27	605	700,034

(BAM), 5.00%, 8/1/29	310	355,486

		$2,117,093

Insured – Other Revenue — 0.4%

New York Dormitory Authority, School Districts Revenue Bond Financing Program:

(AGM), 5.00%, 10/1/33	$500	$602,980

(AGM), 5.00%, 10/1/34	1,250	1,506,787

(AGM), 5.00%, 10/1/35	1,000	1,202,200

		$3,311,967

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 0.1%

Successor Agency to Yuba City Redevelopment Agency, CA, (AGM), 5.00%, 9/1/25	$420	$473,189

Vineyard Redevelopment Agency, UT:

(AGM), 4.00%, 5/1/34	115	132,403

(AGM), 4.00%, 5/1/36	135	155,375

		$760,967

Insured – Transportation — 1.2%

New Brunswick Parking Authority, NJ:

(BAM), 5.00%, 9/1/25	$500	$564,445

(BAM), 5.00%, 9/1/27	375	423,473

New Orleans Aviation Board, LA:

(AGM), 5.00%, 1/1/30	1,000	1,185,960

(AGM), 5.00%, 1/1/31	1,250	1,480,113

(AGM), 5.00%, 1/1/32	1,650	1,951,834

(AGM), 5.00%, 1/1/33	2,450	2,896,806

(AGM), 5.00%, 1/1/34	2,485	2,937,270

		$11,439,901

Insured – Water and Sewer — 0.1%

Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/30	$250	$282,582

Hamburg Municipal Authority, PA, Sewer Revenue:

(AGM), 2.00%, 10/1/32	370	368,254

(AGM), 2.00%, 10/1/34	200	197,934

(AGM), 2.00%, 10/1/36	255	246,616

Western Riverside Water and Wastewater Financing Authority, CA, (AGM), 4.00%, 9/1/28	250	285,940

		$1,381,326

Lease Revenue / Certificates of Participation — 5.5%

Adams County, CO, Certificates of Participation, 4.00%, 12/1/28	$1,000	$1,095,080

Aspen Fire Protection District, CO:

4.00%, 12/1/30	235	268,206

4.00%, 12/1/31	250	283,570

4.00%, 12/1/32	205	232,343

Broward County School Board, FL:

5.00%, 7/1/25	500	561,995

5.00%, 7/1/27	500	580,300

5.00%, 7/1/29	500	574,495

California Public Works Board:

4.00%, 5/1/36	880	1,014,411

5.00%, 11/1/29	1,000	1,157,570

25	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)

Canadian County Educational Facilities Authority, OK, (Mustang Public Schools), 5.00%, 9/1/26	$500	$580,755

Colorado Department of Transportation:

5.00%, 6/15/30	350	399,140

5.00%, 6/15/31	310	353,384

Colorado, (Building Excellent Schools Today):

4.00%, 3/15/37	1,000	1,165,950

5.00%, 3/15/33	1,150	1,459,051

Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue:

5.00%, 6/1/25	500	559,790

5.00%, 6/1/29	3,000	3,583,200

5.00%, 6/1/30	3,000	3,568,230

Eagle County, CO, Certificates of Participation, 5.00%, 12/1/26	200	227,164

Forsyth County, NC, Limited Obligation Bonds, 5.00%, 4/1/27	1,300	1,536,613

Fountain Valley Public Financing Authority, CA:

4.00%, 11/1/25	570	626,960

4.00%, 11/1/26	595	659,450

4.00%, 11/1/27	620	683,922

4.00%, 11/1/28	645	709,261

Georgia Municipal Association, Inc., Certificates of Participation, (Atlanta Public Safety), 5.00%, 12/1/28	410	490,446

Indiana Finance Authority, (Stadium Project), (SPA: U.S. Bank, N.A.), 0.11%, 2/1/35(4)	4,800	4,800,000

Lake Houston Redevelopment Authority, TX:

3.00%, 9/1/37	300	299,253

4.00%, 9/1/32	200	225,254

4.00%, 9/1/35	200	224,174

4.00%, 9/1/36	200	223,908

5.00%, 9/1/31	250	304,148

Lee County School Board, FL, Certificates of Participation, 5.00%, 8/1/32	1,495	1,714,361

Moulton Niguel Water District, CA, Certificates of Participation, 3.00%, 9/1/35	815	881,398

Oklahoma County Finance Authority, OK, (Deer Creek Public Schools):

5.00%, 12/1/25	1,405	1,590,081

5.00%, 12/1/26	2,000	2,263,460

Oklahoma County Finance Authority, OK, (Midwest City-Del City Public Schools):

5.00%, 10/1/25	1,000	1,127,270

5.00%, 10/1/26	1,000	1,156,680

Orange County School Board, FL, Prerefunded to 8/1/25, 5.00%, 8/1/32	1,935	2,186,434

Palm Beach County School Board, FL, 5.00%, 8/1/31	4,000	4,480,320

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)

Palo Alto, CA, Certificates of Participation, 3.00%, 11/1/32	$2,585	$2,865,912

Plymouth Intermediate District No. 287, MN, Certificates of Participation, 5.00%, 2/1/30	385	440,186

Public Finance Authority, WI, (KU Campus Development Corp.), 5.00%, 3/1/29	500	567,675

Riverside County Public Financing Authority, CA:

Prerefunded to 11/1/25, 5.00%, 11/1/27	850	966,960

Prerefunded to 11/1/25, 5.00%, 11/1/28	950	1,080,720

South Dakota Building Authority, 5.00%, 6/1/26	500	575,775

Virginia Public Building Authority, 4.00%, 8/1/35	1,140	1,317,977

		$51,663,232

Other Revenue — 10.9%

Bexar County, TX, Combination Tax and Revenue Certificates of Obligation, 4.00%, 6/15/34	$905	$1,017,799

Bexar County, TX, Motor Vehicle Rental Tax Revenue:

4.00%, 8/15/33	690	777,085

4.00%, 8/15/34	810	911,420

4.00%, 8/15/35	510	572,603

Black Belt Energy Gas District, AL, 4.00% to 12/1/26 (Put Date), 10/1/52	18,500	20,346,485

District of Columbia, (National Public Radio, Inc.):

Prerefunded to 4/1/26, 5.00%, 4/1/28	1,000	1,153,460

Prerefunded to 4/1/26, 5.00%, 4/1/29	1,000	1,153,460

Fort Myers, FL, Capital Improvement Revenue:

5.00%, 12/1/32	825	936,392

5.00%, 12/1/33	640	725,901

5.00%, 12/1/34	510	577,636

Hudson Yards Infrastructure Corp., NY, Green Bonds, 4.00%, 2/15/37	3,400	3,955,050

Hyland Hills Park & Recreation District, CO, 5.00%, 12/15/26	150	175,455

Kentucky Public Energy Authority, Gas Supply Revenue:

4.00%, 7/1/24	5,000	5,294,400

4.00% to 2/1/28 (Put Date), 2/1/50	19,000	21,181,960

Knoxville, TN, Gas System Revenue, 4.00%, 3/1/33	3,245	3,696,087

Lancaster Port Authority, OH, Gas Supply Revenue, (Liq: Royal Bank of Canada), 5.00% to 2/1/25 (Put Date), 8/1/49	5,000	5,526,400

Louisiana Local Government Environmental Facilities and Community Development Authority, (Bossier City):

5.00%, 12/1/32	2,355	2,888,101

5.00%, 12/1/34	2,425	2,963,956

Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish):

5.00%, 4/1/27	500	575,190

5.00%, 4/1/29	275	314,911

26	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Mississippi Development Bank, Special Obligation Bond, (Jackson Public School District), 5.00%, 4/1/25	$1,270	$1,413,878

New York City Cultural Resources Trust, NY, (Carnegie Hall):

5.00%, 12/1/27	100	118,642

5.00%, 12/1/29	325	400,173

5.00%, 12/1/31	250	307,998

5.00%, 12/1/32	550	677,974

5.00%, 12/1/33	200	246,600

5.00%, 12/1/34	300	369,393

5.00%, 12/1/35	700	861,084

New York City Educational Construction Fund, NY, 5.00%, 4/1/29	2,765	3,381,789

New York Dormitory Authority, Personal Income Tax Revenue:

4.00%, 3/15/38	1,750	1,994,107

5.00%, 3/15/36	5,000	6,407,000

Rhode Island Health and Educational Building Corp., (Barrington), 5.00%, 5/15/28	1,060	1,248,913

Tennessee Energy Acquisition Corp., Gas Project Revenue, 4.00% to 11/1/25 (Put Date), 11/1/49	5,000	5,403,550

Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/26	1,000	1,135,830

Wisconsin, Environmental Improvement Fund Revenue:

5.00%, 6/1/31	2,500	2,796,350

5.00%, 6/1/32	1,000	1,117,840

		$102,624,872

Senior Living / Life Care — 1.9%

Atlantic Beach, FL, (Fleet Landing), 3.00%, 11/15/23	$2,500	$2,500,925

Baltimore County, MD, (Riderwood Village, Inc.):

4.00%, 1/1/30	1,655	1,891,020

4.00%, 1/1/31	250	285,007

4.00%, 1/1/32	350	398,314

4.00%, 1/1/33	600	682,854

4.00%, 1/1/34	685	779,023

4.00%, 1/1/35	615	698,726

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.):

5.00%, 11/15/28	50	55,888

5.00%, 11/15/30	910	1,010,446

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/25	100	112,612

Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries):

2.50%, 1/1/26	640	668,960

5.00%, 1/1/27	1,035	1,174,715

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

East Hempfield Township Industrial Development Authority, PA, (Willow Valley Communities), 5.00%, 12/1/31	$310	$344,497

Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 5/1/22	225	227,380

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services):

3.00%, 2/1/27	1,000	1,050,030

5.00%, 2/1/23	600	623,448

5.00%, 2/1/29	600	672,498

5.00%, 2/1/30	200	223,264

5.00%, 2/1/31	250	278,470

North Carolina Medical Care Commission, (The Forest at Duke), 4.00%, 9/1/41	715	796,510

North Carolina Medical Care Commission, (United Methodist Retirement Homes):

Series 2016A, 5.00%, 10/1/30	230	262,556

Series 2016A, 5.00%, 10/1/31	675	768,271

Virginia Small Business Financing Authority, (LifeSpire of Virginia), 4.00%, 12/1/31	2,000	2,228,860

		$17,734,274

Special Tax Revenue — 4.3%

Allentown Neighborhood Improvement Zone Development Authority, PA:

5.00%, 5/1/26(2)	$500	$562,820

5.00%, 5/1/27(2)	500	573,870

5.00%, 5/1/28(2)	575	669,461

5.00%, 5/1/29(2)	600	709,434

5.00%, 5/1/30(2)	650	779,857

5.00%, 5/1/31(2)	675	820,537

5.00%, 5/1/32(2)	725	892,605

Downtown Smyrna Development Authority, GA:

3.00%, 2/1/36	100	108,765

4.00%, 2/1/35	430	507,043

Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 6/1/32	500	574,865

Metropolitan Atlanta Rapid Transit Authority, GA, Sales Tax Revenue, Green Bonds, 3.00%, 7/1/37	5,000	5,267,750

Miami-Dade County, FL, Special Obligation Bonds:

5.00%, 4/1/25	250	279,893

5.00%, 4/1/26	1,025	1,180,943

5.00%, 4/1/29	900	1,031,796

5.00%, 4/1/30	950	1,086,629

5.00%, 4/1/31	895	1,022,546

5.00%, 4/1/32	735	839,429

27	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

New York City Transitional Finance Authority, NY, Future Tax Revenue:

4.00%, 5/1/36	$2,000	$2,302,520

4.00%, 11/1/36	1,000	1,152,910

5.00%, 8/1/33	1,190	1,300,123

5.00%, 2/1/36(2)	3,310	4,211,280

New York Dormitory Authority, Sales Tax Revenue:

5.00%, 3/15/32	1,800	2,030,760

5.00%, 3/15/34	5,000	5,762,500

Queen Creek, AZ, Excise Tax and State Shared Revenue:

4.00%, 8/1/35	3,120	3,651,242

4.00%, 8/1/36	1,000	1,169,020

Successor Agency to San Mateo Redevelopment Agency, CA:

5.00%, 8/1/26	100	112,008

5.00%, 8/1/29	140	155,498

Tri-County Metropolitan Transportation District, OR, Payroll Tax Revenue, Prerefunded to 9/1/26, 5.00%, 9/1/32	1,000	1,166,840

		$39,922,944

Transportation — 16.6%

Arizona Transportation Board, Highway Revenue, 5.00%, 7/1/27	$2,005	$2,321,389

Bay Area Toll Authority, CA, Toll Bridge Revenue, (San Francisco Bay Area):

0.36%, (SIFMA + 0.30%), 4/1/27 (Put Date), 4/1/56(1)	4,000	4,002,080

2.95% to 4/1/26 (Put Date), 4/1/47	1,800	1,890,558

Central Florida Expressway Authority, 4.00%, 7/1/35	3,150	3,469,693

Central Texas Regional Mobility Authority:

4.00%, 1/1/34	200	226,680

4.00%, 1/1/36	1,490	1,683,476

5.00%, 1/1/27	2,500	2,821,475

5.00%, 1/1/36	1,130	1,389,663

Chicago, IL, (O’Hare International Airport):

4.00%, 1/1/35	5,000	5,705,300

4.00%, 1/1/36	3,500	4,000,920

5.00%, 1/1/26	1,000	1,136,710

5.00%, 1/1/28	150	164,714

5.00%, 1/1/29	150	164,714

5.00%, 1/1/30	500	548,445

5.00%, 1/1/31	1,000	1,095,390

5.00%, 1/1/33	125	136,736

5.00%, 1/1/34	7,500	9,159,375

5.25%, 1/1/28	2,905	3,411,254

5.25%, 1/1/29	3,060	3,593,236

5.25%, 1/1/30	1,000	1,174,760

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Chicago, IL, (O’Hare International Airport): (continued)

5.25%, 1/1/31	$1,000	$1,174,750

5.25%, 1/1/32	2,565	3,013,388

Clark County, NV, Highway Revenue, 5.00%, 7/1/33	840	911,803

Commonwealth Transportation Board, VA, 5.00%, 9/15/30	1,240	1,440,520

Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/31	1,450	1,689,540

Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/28	500	555,325

Hawaii, Highway Revenue, 5.00%, 1/1/31	805	983,855

Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	650	731,393

Illinois Toll Highway Authority:

5.00%, 1/1/29	175	198,924

5.00%, 12/1/32	350	394,569

Kentucky Turnpike Authority, Prerefunded to 7/1/23, 5.00%, 7/1/33	300	317,544

Maine Turnpike Authority:

5.00%, 7/1/36(2)	1,150	1,472,782

5.00%, 7/1/37(2)	1,200	1,533,060

Massachusetts Bay Transportation Authority, 4.00%, 7/1/36	2,900	3,411,560

Massachusetts Department of Transportation, 5.00%, 1/1/30	4,235	5,157,425

Metropolitan Transportation Authority, NY:

0.364%, (67% of SOFR + 0.33%), 11/1/35(1)	7,125	7,070,707

0.464%, (67% of SOFR + 0.43%), 11/1/26(1)	2,500	2,439,800

5.00%, 11/15/41	415	427,595

5.25%, 11/15/30	500	565,055

Green Bonds, 4.00%, 11/15/32	5,000	5,467,100

Green Bonds, 5.00%, 11/15/25	5,000	5,639,650

Green Bonds, 5.00%, 11/15/26	5,815	6,694,228

Series 2012D, 5.00%, 11/15/28	1,070	1,102,475

Series 2015F, 5.00%, 11/15/28	640	717,069

New Orleans Aviation Board, LA, 5.00%, 1/1/28	150	174,296

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport):

5.00%, 12/1/28	1,200	1,410,720

5.00%, 12/1/30	1,000	1,207,680

North Carolina, Grant Anticipation Revenue Vehicle Bonds:

5.00%, 3/1/29	550	610,264

5.00%, 3/1/30	400	443,984

Pennsylvania Turnpike Commission:

4.00%, 12/1/37	3,850	4,473,892

5.00%, 12/1/34	250	314,875

5.00%, 12/1/35	500	631,865

5.00%, 12/1/36	1,165	1,455,423

28	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Port Authority of New York and New Jersey:

4.00%, 7/15/36	$1,605	$1,833,199

5.00%, 9/1/34	3,595	4,443,672

Port of Seattle, WA:

5.00%, 3/1/27	250	273,158

5.00%, 3/1/29	250	272,825

Portland, ME, Airport Revenue:

Green Bonds, 5.00%, 1/1/29	225	268,178

Green Bonds, 5.00%, 1/1/31	370	446,856

Salt Lake City, UT, (Salt Lake City International Airport):

5.00%, 7/1/28	1,370	1,610,010

5.00%, 7/1/31	300	359,238

5.00%, 7/1/32	660	790,139

5.00%, 7/1/33	600	718,050

5.00%, 7/1/34	450	538,137

San Francisco City and County Airport Commission, CA, (San Francisco International Airport):

5.00%, 5/1/35	1,950	2,455,810

5.00%, 5/1/36	1,950	2,451,345

Texas Transportation Commission, (Central Texas Turnpike System):

0.00%, 8/1/34	1,000	661,360

0.00%, 8/1/35	500	313,410

Triborough Bridge and Tunnel Authority, NY, 5.00%, 11/15/29	14,400	16,958,304

Wayne County Airport Authority, MI, (Detroit Metropolitan Wayne County Airport):

5.00%, 12/1/31	2,920	3,541,201

5.00%, 12/1/34	1,005	1,220,371

Wisconsin, Transportation Revenue:

5.00%, 7/1/31	3,450	3,765,606

Prerefunded to 7/1/24, 5.00%, 7/1/32	700	765,261

		$155,615,814

Water and Sewer — 3.8%

Buffalo Municipal Water Finance Authority, NY:

5.00%, 7/1/25	$300	$335,808

5.00%, 7/1/29	115	128,848

5.00%, 7/1/30	100	112,042

Glendale, AZ, Water and Sewer Revenue, 5.00%, 7/1/28	1,500	1,680,630

Hillsborough County, FL, Wastewater Impact Fee:

5.00%, 5/1/26	3,000	3,440,310

5.00%, 5/1/27	2,315	2,716,213

5.00%, 5/1/29	1,220	1,488,998

King County, WA, Sewer Revenue, 0.29%, (SIFMA + 0.23%), 1/1/27 (Put Date), 1/1/40(1)	2,500	2,500,950

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

Marin Public Financing Authority, CA, (Sausalito-Marin City Sanitary District), 4.00%, 4/1/32	$575	$638,607

McAllen, TX, Waterworks and Sewer System Revenue, 4.00%, 2/1/27	1,000	1,093,990

Memphis, TN, Sanitary Sewerage System Revenue, 4.00%, 10/1/32	1,895	2,111,276

Mesa, AZ, Utility Systems Revenue:

5.00%, 7/1/27	600	693,288

5.00%, 7/1/29	500	575,885

Portland, OR, Water System Revenue, 4.00%, 5/1/33	2,470	2,932,532

Rapid City, SD, Water Revenue:

4.00%, 11/1/29	600	654,198

4.00%, 11/1/30	670	729,757

5.00%, 11/1/27	515	583,232

Richmond, VA, Public Utility Revenue, 4.00%, 1/15/36	6,955	8,076,563

Spotsylvania County, VA, Water and Sewer System Revenue, 3.00%, 12/1/31	1,845	2,052,267

St. Joseph Industrial Development Authority, MO, (Sewerage System Improvements), 5.00%, 4/1/26	500	558,465

Western Riverside Water and Wastewater Financing Authority, CA:

4.00%, 9/1/26	435	483,342

4.00%, 9/1/27	445	502,552

Wyoming, MI, Water Supply System Revenue:

5.00%, 6/1/27	505	584,760

5.00%, 6/1/28	550	635,355

		$35,309,868

Total Tax-Exempt Municipal Obligations — 97.3% (identified cost $895,333,166)		$912,492,288

Other Assets, Less Liabilities — 2.7%		$25,558,697

Net Assets — 100.0%		$938,050,985

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2022, the concentration of the Portfolio’s investments in the various states and territories, determined as a percentage of net assets, is as follows:

New York	12.2%

Others, representing less than 10% individually	85.1%

29	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Portfolio of Investments — continued

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2022, 4.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.1% to 3.1% of total investments.

(1)	Floating-rate security. The stated interest rate represents the rate in effect at January 31, 2022.

(2)	When-issued security.

(3)	Amount is less than 0.05%.
(4)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at January 31, 2022.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

Liq	–	Liquidity Provider

PSF	–	Permanent School Fund

SFMR	–	Single Family Mortgage Revenue

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SOFR	–	Secured Overnight Financing Rate

SPA	–	Standby Bond Purchase Agreement

30	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Statement of Assets and Liabilities

Assets	January 31, 2022

Unaffiliated investments, at value (identified cost, $895,333,166)	$912,492,288

Cash	37,956,415

Interest receivable	8,653,881

Receivable for investments sold	8,647,316

Receivable from affiliates	7,155

Total assets	$967,757,055

Liabilities

Payable for when-issued securities	$29,328,170

Payable to affiliate:

Investment adviser fee	260,006

Accrued expenses	117,894

Total liabilities	$29,706,070

Net Assets applicable to investors’ interest in Portfolio	$938,050,985

31	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Statement of Operations

Investment Income	Year Ended January 31, 2022

Interest	$19,490,562

Total investment income	$19,490,562

Expenses

Investment adviser fee	$3,057,043

Trustees’ fees and expenses	46,919

Custodian fee	229,942

Legal and accounting services	57,476

Miscellaneous	23,348

Total expenses	$3,414,728

Deduct —

Allocation of expenses to affiliates	$64,587

Total expense reductions	$64,587

Net expenses	$3,350,141

Net investment income	$16,140,421

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$3,510,528

Net realized gain	$3,510,528

Change in unrealized appreciation (depreciation) —

Investments	$(43,090,606)

Net change in unrealized appreciation (depreciation)	$(43,090,606)

Net realized and unrealized loss	$(39,580,078)

Net decrease in net assets from operations	$(23,439,657)

32	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2022	2021

From operations —

Net investment income	$16,140,421	$15,352,513

Net realized gain	3,510,528	4,325,390

Net change in unrealized appreciation (depreciation)	(43,090,606)	17,011,685

Net increase (decrease) in net assets from operations	$(23,439,657)	$36,689,588

Capital transactions —

Contributions	$108,966,195	$203,943,194

Withdrawals	(58,460,755)	(59,666,246)

Portfolio transaction fee	250,960	395,167

Net increase in net assets from capital transactions	$50,756,400	$144,672,115

Net increase in net assets	$27,316,743	$181,361,703

Net Assets

At beginning of year	$910,734,242	$729,372,539

At end of year	$938,050,985	$910,734,242

33	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Financial Highlights

	Year Ended January 31,
Ratios/Supplemental Data	2022	2021	2020	2019	2018

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income	1.69%	1.94%	2.17%	2.16%	2.01%

Portfolio Turnover	22%	51%	28%	78%	35%

Total Return(1)	(2.44)%	4.66%	7.88%	3.11%	3.83%

Net assets, end of year (000’s omitted)	$938,051	$910,734	$729,373	$612,428	$676,300

(1)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.01% of average daily net assets for each of the years ended January 31, 2022, 2021, 2020, 2019 and 2018). Absent this reimbursement, total return would be lower.

34	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek current income exempt from regular federal income tax. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At January 31, 2022, Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund and Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares held an interest of 99.9% and 0.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of January 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin

35

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Notes to Financial Statements — continued

earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

H  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by Eaton Vance Management (EVM) to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement and related fee reduction agreement with BMR in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.3200%

$1 billion but less than $2.5 billion	0.3075%

$2.5 billion but less than $5 billion	0.2950%

$5 billion and over	0.2875%

For the year ended January 31, 2022, the Portfolio’s investment adviser fee amounted to $3,057,043 or 0.32% of the Portfolio’s average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Parametric Portfolio Associates LLC (Parametric), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, BMR entered into a new investment sub-advisory agreement with Parametric, which took effect on March 1, 2021. BMR pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. Pursuant to a voluntary expense reimbursement, BMR and Parametric were allocated $64,587 in total of the Portfolio’s operating expenses for the year ended January 31, 2022.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $359,890,505 and $193,607,861, respectively, for the year ended January 31, 2022.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at January 31, 2022, as determined on a federal income tax basis, were as follows:

Aggregate cost	$895,298,175

Gross unrealized appreciation	$26,968,619

Gross unrealized depreciation	(9,774,506)

Net unrealized appreciation	$17,194,113

36

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended January 31, 2022.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2022, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Obligations	$—	$912,492,288	$—	$912,492,288

Total Investments	$—	$912,492,288	$—	$912,492,288

7  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

37

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of 5-to-15 Year Laddered Municipal Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of 5-to-15 Year Laddered Municipal Bond Portfolio (the “Portfolio”), including the portfolio of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of January 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 23, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

38

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) and 5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and the Portfolio’s affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s and the Portfolio’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund or Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund or Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 funds (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and the Portfolio, and his former position with EVC, which was an affiliate of the Trust and the Portfolio prior to March 1, 2021.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

39

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

William H. Park 1947	Trustee	Since 2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships. None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships. None.

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010), and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

40

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

The SAI for the Fund includes additional information about the Trustees and officers of the Trust and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

41

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

42

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

43

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

44

Investment Adviser of 5-to-15 Year Laddered Municipal Bond Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

22626  1.31.22

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman, William H. Park and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor.

Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm). Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance High Yield Municipal Income Fund, Parametric TABS Intermediate-Term Municipal Bond Fund, Parametric TABS Short-Term Municipal Bond Fund, Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund, Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund and Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust II (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 6 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended January 31, 2021 and January 31, 2022 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance High Yield Municipal Income Fund

Fiscal Years Ended	1/31/21	1/31/22
Audit Fees	$81,900	$79,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,988	$13,338
All Other Fees(3)	$0	$0

Total	$94,888	$92,388

Parametric TABS Intermediate-Term Municipal Bond Fund

Fiscal Years Ended	1/31/21	1/31/22
Audit Fees	$40,950	$40,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,508	$9,508
All Other Fees(3)	$0	$0

Total	$50,458	$50,458

Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund

Fiscal Years Ended	1/31/21	1/31/22
Audit Fees	$15,150	$15,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,483	$6,483
All Other Fees(3)	$0	$0

Total	$21,633	$21,633

Parametric TABS Short-Term Municipal Bond Fund

Fiscal Years Ended	1/31/21	1/31/22
Audit Fees	$40,650	$40,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,783	$9,858
All Other Fees(3)	$0	$0

Total	$48,433	$50,508

Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund

Fiscal Years Ended	1/31/21	1/31/21
Audit Fees	$29,650	$31,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,671	$8,321
All Other Fees(3)	$0	$0

Total	$36,321	$39,471

Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund

Fiscal Years Ended	1/31/21	1/31/22
Audit Fees	$25,075	$26,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,171	$10,046
All Other Fees(3)	$0	$0

Total	$34,246	$36,096

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Funds comprised all of the Series of the Trust at January 31, 2022, and have the same fiscal year end (January 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/21	1/31/22
Audit Fees	$233,375	$233,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$52,604	$57,554
All Other Fees(3)	$0	$0

Total	$285,979	$290,554

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/21	1/31/22
Registrant(1)	$52,604	$57,554
Eaton Vance(2)	$150,300	$51,800

(1)	Includes all of the Series of the Trust.
(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrant

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust II

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	March 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	March 28, 2022

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	March 28, 2022